EXHIBIT 4.6






                             Dated 28 January 2004

                          GRANITE MORTGAGES 03-2 PLC

                                   as Issuer

                                    - and -

                             THE BANK OF NEW YORK

                                as Note Trustee






------------------------------------------------------------------------------
                               ISSUER TRUST DEED
                        AMENDMENT AND RESTATEMENT DEED

------------------------------------------------------------------------------





                          SIDLEY AUSTIN BROWN & WOOD
                             1 THREADNEEDLE STREET
                                LONDON EC2R 8AW
                            TELEPHONE 020 7360 3600
                            FACSIMILE 020 7626 7937

THIS ISSUER TRUST DEED AMENDMENT AND RESTATEMENT DEED is made on 28 January,
2004

BETWEEN:-

(1) GRANITE MORTGAGES 03-2 PLC (registered number 4684567), a public limited company incorporated under the laws of England and Wales, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX (the "Current Issuer");

(2) THE BANK OF NEW YORK a New York banking corporation whose London branch address is at One Canada Square, 48th Floor, London E14 5AL in its capacity (the "Note Trustee").

WHEREAS:-

(A) On 21 May 2003 the parties to this Deed entered into the Current Issuer Trust Deed pursuant to which the Current Issuer Notes were constituted.

(B) Pursuant to Clause 11.1 of the Current Issuer Trust Deed, the Current Issuer and the Note Trustee have agreed to amend Condition 4(D) of the Current Issuer Conditions in the manner set out in this Deed.

(C) With effect from the date hereof, the provisions of the Current Issuer Trust Deed and this Deed shall be read and construed as one document.

NOW THIS DEED WITNESSES AND IT IS HEREBY DECLARED as follows:-

1.     Definitions

1.1    The provisions of:

       (a) the Master Definitions Schedule as amended and restated by (and appearing in Appendix 1 to) the Master Definitions Schedule Seventh Amendment Deed made on 26 January 2004 (the "Master Definitions Schedule") between, among others, the parties hereto, and

       (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on 21 May 2003 (the "Issuer Master Definitions Schedule"),

       (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed (and the recitals hereto). The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

1.2 The Current Issuer Trust Deed as amended and restated pursuant to this Deed shall be referred to herein as the "Amended and Restated Current Issuer Trust Deed".

1.3 As used in the Amended and Restated Current Issuer Trust Deed the terms "Current Issuer Trust Deed", "this Current Issuer Trust Deed", "this Deed", "herein",

       "hereinafter", "hereof", "hereto" and other words of similar import shall mean or refer to the Amended and Restated Current Issuer Trust Deed, unless the context otherwise specifically requires.

2.     Amendment

       Condition 4(D) of the Current Issuer Conditions shall be and is hereby amended as follows:

2.1 Condition 4(D)(i) shall be deleted in its entirety and replaced with the following:

       "(i) The Agent Bank shall, as soon as practicable after the Quotation Time on each Interest Determination Date, determine and notify the Current Issuer, the Current Issuer Cash Manager, the Note Trustee and the Paying Agents of (i) the Rates of Interest applicable to each Class of Notes for the relevant Interest Period, (ii) the Interest Amount payable in respect of each class of Notes for the relevant Interest Period and (iii) the
              Note Interest Amount payable in respect of each Note for the relevant Interest Period."

2.2 Condition 4(D)(iii) of the Conditions shall be deleted in its entirety and replaced with the following:

       "(iii) The amount of interest in respect of each class of Notes in respect of an Interest Period (in each case, the "Interest Amount") shall be determined by applying the relevant Rate of Interest to the aggregate Principal Amount Outstanding of the relevant class of Notes, multiplying the sum by the applicable day count fraction described in Condition 4(A) and rounding the resultant figure to the nearest cent, amounts equal to or above half a cent being rounded upwards and amounts below half a cent being rounded downwards (in the case of Dollar Notes and the Euro Notes) and the nearest penny, amounts equal to or above half a penny being rounded upwards and amounts below half a penny being rounded downwards (in the case of the Sterling Notes).

              The amount of interest in respect of each Note in respect of an Interest Period (in each case, the "Note Interest Amount") shall be the proportion of the relevant Interest Amount in relation to the relevant class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of the relevant class of Notes rounding the resulting figure to the nearest cent, amounts equal to or above half a cent being rounded upwards and amounts below half a cent being rounded downwards (in respect of the Dollar Notes and the Euro Notes) and the nearest penny, amounts equal to or above half a penny being rounded upwards and amounts below half a penny being rounded downwards (in respect of the Sterling Notes)."

3.     Contracts (Rights of Third Parties) Act 1999

       No person shall have any right to enforce any provision of this Deed or any provision of the Trust Deed (as amended and restated in accordance with this Deed) under the Contract (Rights of Third Parties) Act 1999.

4.     Counterparts

       This Deed may be executed in any number of counterparts, and has the same effect as if the signatures on the counterparts were on a single copy of this Deed.

5.     Governing Law

5.1 This Deed is governed by, and shall be construed in accordance with, English law.

5.2 Each of the parties hereto irrevocably agrees that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

                                EXECUTION PAGE

IN WITNESS whereof this Deed has been executed as a deed by each of the parties hereto the day and year first above written.

The Current Issuer

Executed by

GRANITE MORTGAGES 03-2 PLC
as its deed as follows:                              By:_____________________________________
Signed for and on its behalf by one of its                  Director
directors and by another of its directors/its
secretary
                                                     Name:___________________________________



                                                     By:_____________________________________
                                                            Director/Secretary


                                                     Name:___________________________________




The Note Trustee

Executed by

THE BANK OF NEW YORK
as its deed as follows:                              By:_____________________________________
Signed for and on its behalf by one of its duly          Duly Authorised Attorney/Signatory
authorised attorneys/signatories

                                                     Name:____________________________________

                                  Appendix 1

                           Current Issuer Trust Deed





                                DATED 21 MAY 2003
                                _________________





                           GRANITE MORTGAGES 03-2 PLC
                                as Current Issuer






                                       and






                              THE BANK OF NEW YORK
                                 as Note Trustee







                        _________________________________

                                ISSUER TRUST DEED
                        _________________________________












                           SIDLEY AUSTIN BROWN & WOOD
                              1 THREADNEEDLE STREET
                                  LONDONEC2R8AW
                             TELEPHONE 020 7360 3600
                             FACSIMILE 020 7626 7937

                            CROSS-REFERENCE TABLE*

Section of Trust
Indenture Act of
1939, as amended                                             Section of Deed

310(a)..................................................................14.2

310(b)..................................................................14.2

310(c)..........................................................Inapplicable

311(a)..............................................................10.3(kk)

311(b)..............................................................10.3(kk)

311(c)..........................................................Inapplicable

312(a).................................................................5(ee)

312(b)..................................................................19.2

312(c)..................................................................19.2

313.................................................................10.3(jj)

314(a)..................................................................5(u)

314(b).................................................................5(gg)

314(c)............................................................16.1, 17.1

314(d)..................................................................17.1

314(e)..................................................................16.2

315(a)................................................................. 10.1

315(b)..................................................................10.8

315(c)...................................................................2.7

315(d).................................................................10.12

316(a).............................................................7.2, 11.2

316(b)................................................................2.2(d)

316(c)...................................................................7.2

317(a)...................................................................6.1

317(b)..................................................................5(p)

318(a)....................................................................15

318(b)..................................................................17.4

318(c)...................................................................1.4

* This Cross-Reference Table does not constitute part of this Deed and shall not affect the interpretation of any of its terms or provisions.

                               TABLE OF CONTENTS
CLAUSE                                                                     PAGE

1.    Definitions.............................................................1

2.    Covenant to Repay etc...................................................3

3.    Form, Issue and Deposit of Note Certificates............................6

4.    Covenant of Compliance..................................................9

5.    Covenants by the Current Issuer.........................................9

6.    Enforcement............................................................15

7.    Proceedings, Actions and Indemnification...............................16

8.    Application of Moneys etc..............................................18

9.    Remuneration and Indemnification of Note Trustee.......................19

10.   Supplement to the Trustee Acts.........................................21

11.   Modification and Waiver................................................32

12.   Entitlement to Treat holder as owner...................................33

13.   Currency Indemnity.....................................................33

14.   Appointment, Removal and Retirement of Note Trustee....................34

15.   Trust Indenture Act Prevails...........................................36

16.   Certificates and Opinions..............................................36

17.   Release of Collateral..................................................37

18.   Rights Cumulative......................................................38

19.   Notices................................................................38

20.   Third Party Rights.....................................................39

21.   Execution in Counterparts; Severability................................39

22.   Governing Law and Jurisdiction; Appropriate Forum......................39

SCHEDULE 1 FORMS OF GLOBAL NOTE CERTIFICATES.................................40
SCHEDULE 2 FORMS OF INDIVIDUAL NOTE CERTIFICATES.............................78
SCHEDULE 3 CURRENT ISSUER CONDITIONS OF THE NOTES...........................105
SCHEDULE 4 PROVISIONS FOR MEETINGS OF NOTEHOLDERS...........................146

THIS ISSUER TRUST DEED is made on 21 May 2003

BETWEEN:

(1) GRANITE MORTGAGES 03-2 PLC (registered number 4684567) a public limited company incorporated under the laws of England and Wales whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX as Current Issuer; and

(2) THE BANK OF NEW YORK, a New York banking corporation acting through its London branch at 48th Floor, One Canada Square, Canary Wharf, London E14 5AL in its capacity as Note Trustee.

WHEREAS:

(A) By a resolution of a duly authorised Board of Directors of the Current Issuer passed on 15 May 2003 the Current Issuer authorised the creation and issue of the Current Issuer Notes.

(B) The Note Trustee has agreed to act as trustee of these presents for the benefit of the Noteholders upon and subject to the Current Issuer Conditions.

NOW THIS ISSUER TRUST DEED WITNESSES AND IT IS AGREED AND DECLARED:

1.    DEFINITIONS

1.1   The provisions of:

      (a) the Master Definitions Schedule as amended and restated by (and appearing as Appendix 1 to) the Master Definitions Schedule Fifth Amendment Deed made on 21 May 2003 between, among others, the Seller, Funding and the Mortgages Trustee, and

      (b) the Issuer Master Definitions Schedule signed for the purposes of identification by Sidley Austin Brown & Wood and Allen & Overy on 21 May 2003,

      (as the same have been and may be amended, varied or supplemented from time to time with the consent of the parties hereto) are expressly and specifically incorporated into and shall apply to this Deed.

      The Issuer Master Definitions Schedule specified above shall prevail to the extent that it conflicts with the Master Definitions Schedule.

1.2   All references in these presents:

      (a) to principal and/or premium and/or interest in respect of the Current Issuer Notes or to any monies payable by the Current Issuer under these presents shall be deemed to include a reference to any additional amounts which may be payable under Condition 4(B) (Payment Dates and Interest Periods) or, if applicable, under any undertaking or covenant given pursuant to Clause 2.2 (Covenant to Repay).

      (b) to "THESE PRESENTS" and/or to "THIS DEED" means this Trust Deed, the schedules hereto, any deed expressed to be supplemental hereto and the Current Issuer Deed of Charge all as from time to time supplemented or modified in accordance with the provisions contained in these presents and/or where applicable, therein contained.

      (c) to guarantees or to an obligation being guaranteed shall be deemed to include respectively references to indemnities or to an indemnity being given in respect thereof.

      (d) to any action, remedy or method of proceeding for the enforcement of the rights of creditors shall be deemed to include, in respect of any jurisdiction other than England, references to such action, remedy or method of proceeding for the enforcement of the rights of creditors available or appropriate in such jurisdiction as shall most nearly approximate to such action, remedy or method of proceeding described or referred to in these presents.

      (e) to taking proceedings against the Current Issuer shall be deemed to include references to proving in the winding up of the Current Issuer.

      (f) to DTC, Euroclear and Clearstream, Luxembourg shall be deemed to include references to any other or additional clearing system as may be approved in writing by the Note Trustee.

1.3 Unless the context otherwise requires words or expressions used in these presents shall bear the same meanings as in the Companies Act 1985 of England.

1.4 Whenever these presents refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made part of these presents. All other Trust Indenture Act terms used in these presents that are defined by the Trust Indenture Act, defined in the Trust Indenture Act by reference to another statute or defined by SEC rule have the meanings assigned to them in the Trust Indenture Act.

1.5 For the purposes of determining whether a direction, request or consent has been received from the holders of at least 25 per cent. in Principal Amount Outstanding of any class of Notes, the Principal Amount Outstanding of any Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

1.6 "OUTSTANDING" means, in relation to the Current Issuer Notes, all the Current Issuer Notes other than:

             (a) those which have been redeemed in accordance with these presents;

             (b)   those  in  respect  of  which  the  date for  redemption  in
                   accordance  with  the  provisions  of  the   Current  Issuer
                   Conditions has occurred and for which the redemption moneys (including all interest accrued thereon to such date for redemption) have been duly paid to the Note Trustee or the Principal Paying Agent in the manner provided for in the Current Issuer Paying Agent and Agent Bank Agreement (and, where appropriate, notice to that effect has been given to the relevant class or classes of Noteholders in accordance with Condition 14 (Notice to Noteholders)) and remain available for payment in accordance with the Current Issuer Conditions;

             (c) those which have been purchased and surrendered for cancellation as provided in Condition 5 (Redemption, Purchase and Cancellation) and notice of the cancellation of which has been given to the Note Trustee;

             (d)   those   which   have   become   void   under   Condition   7
                   (Prescription);

             (e) those mutilated or defaced Note Certificates which have been surrendered or cancelled and in respect of which replacement Note Certificates have been issued pursuant to Condition 13 (Replacement of Notes);

             (f) (for the purpose only of ascertaining the amount of the Current Issuer Notes outstanding and without prejudice to the status for any other purpose of the relevant Current Issuer Notes) those Note Certificates which are alleged to have been lost, stolen or destroyed and in respect of which replacements have been issued pursuant to Condition 13 (Replacement of Notes);

             (provided that) for each of the following purposes, namely:

             (i) the right to attend and vote at any Meeting (as defined in Schedule 4 (Provisions for Meetings of Noteholders) hereto);

             (ii) the determination of how many and which Current Issuer Notes are for the time being outstanding for the purposes of Clauses 7 (Proceedings, Actions and Indemnification) and
                   11.2  (Waiver),  Condition  10  (Enforcement  of  Notes) and
                   Schedule 4 (Provisions for Meetings of Noteholders); and

             (iii) any  discretion,  power  or authority, whether contained  in these presents or provided by law, which the Note Trustee is required to exercise in or by reference to the interests of the Noteholders or any of them,

             those Current Issuer Notes (if any) which are for the time being held by any person (including but not limited to the Current Issuer or any subsidiary or affiliate of either for the benefit of the Current Issuer or any subsidiary or affiliate shall (unless and until ceasing to be so held) be deemed not to remain outstanding.

2.    COVENANT TO REPAY ETC.

2.1   THE CURRENT ISSUER NOTES: The aggregate principal amount of:

      (a)    the Series 1 Class A1 Notes is limited to US$1,245,000,000;

      (b)    the Series 1 Class A2 Notes is limited to US$1,006,000,000;

      (c)    the Series 1 Class A3 Notes is limited to US$500,000,000;

      (d)    the Series 1 Class B Notes is limited to US$76,500,000;

      (e)    the Series 1 Class C Notes is limited to US$10,500,000;

      (f)    the Series 2 Class A Notes is limited to [e]300,000,000;

      (g)    the Series 2 Class B Notes is limited to [e]72,900,000;

      (h)    the Series 2 Class M Notes is limited to [e]52,300,000;

      (i)    the Series 2 Class C1 Notes is limited to [e]16,000,000;

      (j)    the Series 2 Class C2 Notes is limited to [e]65,500,000;

      (k)    the     Series    3    Class    A    Notes    is     limited     to
             {pound-sterling}352,280,000;
      (l)    the     Series    3    Class    C    Notes    is     limited     to
             {pound-sterling}15,000,000.

2.2 COVENANT TO REPAY: The Current Issuer covenants with the Note Trustee that it will, in accordance with these presents, on the Final Maturity Date of the Current Issuer Notes, or on such earlier date as the same or any part thereof may become due and repayable thereunder in accordance with the Current Issuer Conditions, pay or procure to be paid unconditionally to or to the order of the Note Trustee in Sterling, Euro or US dollars, as applicable, in London or New York City, as applicable, in immediately available funds or same day funds, as applicable, the principal amount of the Current Issuer Notes repayable on that date and shall in the meantime and until all such payments (both before and after any judgment or other order of a court of competent jurisdiction) are duly made (subject to the provisions of the Current Issuer Conditions) pay or procure to be paid unconditionally to or to the order of the Note Trustee as aforesaid interest (which shall accrue from day to day) on the Principal Amount Outstanding of the Current Issuer Notes at the rates set out in or (as the case may be) calculated from time to time in accordance with Condition 4 (Interest) and on the dates on which such interest becomes due and payable in accordance with the Current Issuer Conditions provided that:

      (a) every payment of principal or interest in respect of the Current Issuer Notes or any of them to or to the account of the Paying Agents in the manner provided in the Current Issuer Paying Agent and Agent Bank Agreement shall operate in satisfaction pro tanto of the relative covenant by the Current Issuer in this Clause except to the extent that there is default in the subsequent payment thereof to the Noteholders in accordance with the Current Issuer Conditions;

      (b) if any payment of principal or interest in respect of the Current Issuer Notes or any of them is made after the due date, payment shall be deemed not to have been made until either the full amount is paid to the Noteholders or, if earlier, the seventh day after notice has been given to the Noteholders in accordance with the Current Issuer Conditions that the full amount has been received by the Note Trustee or the Paying Agents, to the extent that there is a failure in the subsequent payment to Noteholders under the Current Issuer Conditions;

      (c) in any case where payment of the whole or any part of the principal amount of any Current Issuer Note is improperly withheld or refused upon due presentation thereof (if so provided in the Current Issuer Paying Agent and Agent Bank Agreement) interest shall accrue on the whole or such part of such principal amount which has been so withheld or refused (both before and after any judgment or other order of a court of competent jurisdiction) at the rates aforesaid from and including the date of such withholding or refusal up to and including the date on which such principal amount due is paid to the Noteholders or (if earlier) the seventh day after notice is given to the Noteholders in accordance with the Current Issuer Conditions that the full amount (including interest as aforesaid) payable in respect of the principal amount is available for payment, provided that, upon further due presentation thereof (if so provided in the Current Issuer Paying Agent and Agent Bank Agreement), such payment is in fact made; and

      (d)    notwithstanding any other provision of these presents, pursuant to
             Section 316(b) of the Trust Indenture Act the right of any Noteholder to receive payment of principal and interest on the Current Issuer Notes, on or after the respective due dates expressed in the Current Issuer Notes, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Noteholder.

2.3 ADDITIONAL INTEREST: The Current Issuer shall pay Additional Interest in accordance with Condition 4(B) (Payment Dates and Interest Periods).

2.4 ON TRUST: The Note Trustee will hold the benefit of the covenants contained in this Clause 2 (Covenant to Repay, etc) on trust for the Noteholders and itself in accordance with these presents.

2.5 NOTE TRUSTEE'S REQUIREMENTS REGARDING AGENTS, ETC.: At any time after a Note Event of Default shall have occurred (which shall not have been waived by the Note Trustee or remedied to its satisfaction) or the Current Issuer Notes shall otherwise have become due and repayable or Individual Note Certificates have not been issued when so required in accordance with these presents and the Global Note Certificates, the Note Trustee may:

      (a) by notice in writing to the Current Issuer, the Principal Paying Agent, the US Paying Agent, the Agent Bank, the Transfer Agent and the Registrar require such Agents or any of them pursuant to the Current Issuer Paying Agent and Agent Bank Agreement:

             (i) to act thereafter, and until otherwise instructed by the Note Trustee, as Agents respectively of the Note Trustee on the terms provided in the Current Issuer Paying Agent and Agent Bank Agreement (with consequential amendments as necessary and save that the Note Trustee's liability under any provisions thereof for the indemnification, remuneration and payment of out-of-pocket expenses of the Agents shall be limited to the amounts for the time being held by the Note Trustee on the trusts of these presents relating to the Current Issuer Notes and available for such purpose) and thereafter to hold all Note

                   Certificates and all sums, documents and records held by them in respect of Current Issuer Notes on behalf of the Note Trustee; and/or

             (ii) to deliver up all Note Certificates and all sums, documents and records held by them in respect of the Current Issuer Notes to the Note Trustee or as the Note Trustee shall direct in such notice provided that such notice shall be deemed not to apply to any documents or records which the relevant Agent or the Registrar, as the case may be, is obliged not to release by any law or regulation; and/or

      (b) by notice in writing to the Current Issuer require it to make all subsequent payments in respect of the Current Issuer Notes to or to the order of the Note Trustee with effect from the issue of any such notice to the Current Issuer and until such notice is withdrawn, Clause 2.2(a) above relating to the Current Issuer Notes shall cease to have effect.

2.6 INTEREST FOLLOWING DEFAULT: The rate of interest payable in respect of the Current Issuer Notes if they become immediately repayable pursuant to a notice given to the Note Trustee pursuant to the Current Issuer Conditions shall be calculated at three monthly intervals, the first of which shall commence on the expiry of the Interest Period (as defined in the Current Issuer Conditions) during which the Current Issuer Notes become so repayable, in accordance with the Current Issuer Conditions (with consequential amendments as necessary) except that the rates of interest need not be published.

2.7 EXERCISE BY TRUSTEE FOLLOWING DEFAULT: If a Note Event of Default has occurred and is continuing, the Note Trustee shall exercise any or all of the rights and powers vested in it by these presents and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs in accordance with Section 315(c) of the Trust Indenture Act.

3.    FORM, ISSUE AND DEPOSIT OF NOTE CERTIFICATES

3.1   GLOBAL NOTE CERTIFICATES:

      (a) The US Notes will be initially offered and sold pursuant to a Registration Statement filed with the SEC. Each class of the US Notes will be issued in fully registered global form and be initially represented by a US Global Note Certificate and which, in aggregate, will represent the aggregate Principal Amount Outstanding of the US Notes.

      (b) The Reg S Notes will be initially offered and sold outside the United States to non-US persons pursuant to Reg S. Each class of the Reg S Notes will be issued in fully registered global form and be initially represented by a Reg S Global Note Certificate and which, in aggregate, will represent the aggregate Principal Amount Outstanding of the Reg S Notes.

      (c) The Global Note Certificates shall be issued by the Current Issuer and (1) in the case of the Dollar Notes, the Dollar Global Note Certificates will be registered in the name of Cede & Co. as nominee for DTC, and be deposited with, the DTC Custodian and (2) in the case of the Euro Notes and the Sterling

             Notes, the Euro Global Note Certificates and the Sterling Global Note Certificates will be registered in the name of Citivic Nominees Limited as nominee for, and will be deposited with, the Common Depositary.

      (d) Interests in the US Global Note Certificates and the Reg S Global Note Certificates shall be exchangeable, in accordance with their respective terms and as set out in Clause 3.3 (Individual Note Certificates) hereof, for Individual Note Certificates.

3.2 FORM OF GLOBAL NOTE CERTIFICATES: The Global Note Certificates shall be printed or typewritten and shall be in the form or substantially in the respective forms set out in Schedule 1 (Forms of Global Note Certificates) and may be a facsimile which the Current Issuer shall deposit with the DTC Custodian or the Common Depositary, as the case may be. Each Global Note Certificate shall represent such of the outstanding Current Issuer Notes of the relevant class as shall be specified therein and shall be endorsed with the relevant Current Issuer Conditions and each shall provide that it shall represent the aggregate Principal Amount Outstanding of the relevant class of Current Issuer Notes from time to time endorsed on the relevant Global Note Certificate and that the aggregate Principal Amount Outstanding of the Current Issuer Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, redemptions, purchases and transfers of interests therein in accordance with the terms of these presents and the Current Issuer Paying Agent and Agent Bank Agreement. Any notation on the Register to reflect the amount of any increase or decrease in the Principal Amount Outstanding of the Current Issuer Notes represented by a Global Note Certificate shall be made by or on behalf of the Registrar in accordance with such Global Note Certificate and the Current Issuer Paying Agent and Agent Bank Agreement. The Global Note Certificates shall be issued only in registered form without coupons or talons and signed manually or in facsimile by a person duly authorised by the Current Issuer on behalf of the Current Issuer and the Current Issuer shall procure that the Global Note Certificates shall be authenticated by or on behalf of the Registrar on the Closing Date. The Global Note Certificates so executed and authenticated shall be binding and valid obligations of the Current Issuer, notwithstanding that such duly authorised person no longer holds that office at the time the Registrar authenticates the relevant Global Note Certificate. Title to the Current Issuer Notes shall only pass by and upon the registration in the Register in respect thereof in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement.

3.3 INDIVIDUAL NOTE CERTIFICATES: The Current Issuer shall issue Individual Note Certificates only if one or more of the following applies while the Current Issuer Notes are represented by Global Note Certificates. At any time after the 40th day following the later of the Closing Date and the date of the issue of such Global Note Certificates:

      (a) (i) (in the case of the Dollar Global Note Certificates) DTC has notified the Current Issuer that it is at any time unwilling or unable to continue as, or has ceased to be, a clearing agency registered under the Exchange Act, and a successor to DTC registered as a clearing agency under the Exchange Act is not able to be appointed by the Current Issuer within 90 days of such notification; or (ii) (in the case of the Euro Global Note Certificates and the Sterling Global Note Certificates) both Euroclear and Clearstream,

             Luxembourg are closed for business for a continuous period of 14 days (other than by reason of holiday, statutory or otherwise) or announce an intention permanently to cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available; or

      (b) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political sub-division thereof) or of any authority therein or thereof having power to tax or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Current Issuer Notes which would not be required were the Current Issuer Notes represented by Individual Note Certificates.

      If required by this Clause 3.3 (Individual Note Certificates), then the Current Issuer shall, at its sole cost and expense within 30 days of the occurrence of the relevant event, issue Individual Note Certificates of the same class as the class of Current Issuer Notes represented by the relevant Global Note Certificate.

      If Individual Note Certificates are issued, the beneficial interests represented by the Reg S Global Note Certificate representing each class shall be exchanged by the Current Issuer for Reg S Individual Note Certificates of that class and the beneficial interests represented by the US Global Note Certificate representing each class shall be exchanged by the Current Issuer for US Individual Note Certificates of that class.

3.4 FORM OF INDIVIDUAL NOTE CERTIFICATES: The Individual Note Certificates shall be printed or typewritten in accordance with all applicable legal and stock exchange requirements and be in the form or substantially in the relevant form set out in Schedule 2 (Forms of Individual Note Certificates). Individual Note Certificates will be in the denominations, and transferable in units, of (i) US$1,000 and US$10,000 (in the case of the Dollar Notes) (ii) {pound-sterling}1,000 or {pound-sterling}10,000 (in the case of the Sterling Notes) (iii) [e]1,000 or [e]10,000 (in the case of the Euro Notes) each, shall be serially numbered and shall be endorsed with the relevant Current Issuer Conditions and a form of transfer in the form or substantially in the relevant form also set out in Schedule 2 (Forms of Individual Note Certificates). Title to the Individual Note Certificates shall only pass by and upon the registration in the Register in respect thereof in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement. The Individual Note Certificates shall be issued only in registered form and signed manually or in facsimile by a person duly authorised by or on behalf of the Current Issuer and the Current Issuer shall procure that the Individual Note Certificates shall be authenticated by or on behalf of the Registrar. Each Individual Note Certificate so executed and authenticated shall be a binding and valid obligation of the Current Issuer notwithstanding that such duly authorised person no longer holds that office at the time the Registrar authenticates the relevant Individual Note Certificate.

3.5 INDEMNITY: If the Current Issuer is obliged to issue or procure the issue of any Individual Note Certificate pursuant to Clause 3.3 (Individual Note Certificates) but fails to do so within 30 days of the occurrence of the relevant event described in Clause 3.3 (Individual Note Certificates), then the Current Issuer shall indemnify the

      Note Trustee and the relevant Noteholders and keep them indemnified against any loss or damage incurred by any of them if the amount received by the Note Trustee or the relevant Noteholders in respect of the Current Issuer Notes is less than the amount that would have been received had Individual Note Certificates been issued in accordance with Clause 3.4 (Form of Individual Note Certificates). If and for so long as the Current Issuer discharges its obligations under this indemnity, the breach by the Current Issuer of the provisions of Clause 3.4 (Form of Individual Note Certificates) shall be deemed to be cured ab initio.

4.    COVENANT OF COMPLIANCE

4.1 COVENANT: The Current Issuer covenants with the Note Trustee that it will comply with and perform and observe all the provisions of these presents, the Current Issuer Notes (including the Current Issuer Conditions), the Current Issuer Deed of Charge, the Current Issuer Paying Agent and Agent Bank Agreement, and the documents executed pursuant thereto and the other Current Issuer Transaction Documents. The Current Issuer Conditions shall be binding on the Current Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them. The Current Issuer Notes are subject to the provisions of these presents, all of which shall be binding on the Current Issuer, the Noteholders, the Note Trustee and all persons claiming through or under any of them.

4.2 ON TRUST: The Note Trustee shall hold the benefit of the covenants contained in this Clause 4 (Covenant of Compliance) upon trust for itself and the Noteholders according to its and their respective interests.

5.    COVENANTS BY THE CURRENT ISSUER

      The Current Issuer hereby covenants with the Note Trustee that, so long as any of the Current Issuer Notes remains outstanding, it will:

      (a) BOOKS AND RECORDS: at all times keep such books of account and records as may be necessary to comply with all applicable laws and so as to enable accounts of the Current Issuer to be prepared and allow the Note Trustee and any person appointed by the Note Trustee free access to such books of account and records at all reasonable times during normal business hours;

      (b) ACCOUNTS FOR STOCK EXCHANGE: cause to be prepared and certified by the Auditors of the Current Issuer in respect of each Financial Year, accounts in such form as will comply with all relevant legal and accounting requirements and all requirements for the time being of any stock exchange, competent listing authority and/or quotation system on which the Current Issuer Notes are listed, quoted and/or traded;

      (c) NOTEHOLDER INFORMATION: send to the Note Trustee two copies of every balance sheet, profit and loss account, report, circular and notice of general meeting and every other document issued or sent to its shareholders or holders of securities other than its shareholders (including the Noteholders) (or any class of them) as soon as practicable after the issue or publication thereof;

      (d) INFORMATION: so far as permitted by applicable law, give or procure to be given to the Note Trustee such opinions, certificates, information and evidence as it shall require and in such form as it shall require, including without limitation the procurement by the Current Issuer of all such certificates called for by the Note Trustee pursuant to these presents or the purpose of the discharge or exercise of the duties, trusts, powers, authorities and discretions vested in it under these presents or by operation of law;

      (e) NOTICE OF NOTE EVENT OF DEFAULT: give notice in writing to the Note Trustee forthwith upon becoming aware of the occurrence of any Note Event of Default or any Potential Note Event of Default immediately upon becoming aware thereof, including the status of any such default or matter and what action the Current Issuer is taking or proposes to take with respect thereto, and without waiting for the Note Trustee to take any action;

      (f) CERTIFICATES RELATING TO FINANCIAL INFORMATION: give to the Note Trustee (a) within 14 days after demand by the Note Trustee therefor and (b) (without the necessity for any such demand) promptly after the publication of its audited accounts in respect of each Financial Year commencing with the Financial Year first ending after the date hereof and in any event not later than 180 days after the end of each such Financial Year a certificate signed by two directors of the Current Issuer to the effect that as at a date not more than seven days prior to the date of such certificate (the "CERTIFICATION DATE") there did not exist and had not existed since the certification date of the previous certificate (or in the case of the first such certificate the date hereof) any Note Event of Default (or if such exists or existed specifying the same) and that during the period from and including the certification date of the last such certificate (or in the case of the first such certificate the date hereof) to and including the certification date of such certificate the Current Issuer has complied, with all its obligations contained in these presents and each of the Current Issuer Transaction Documents to which it is a party or (if such is not the case) specifying the respects in which it has not so complied;


      (g) NOTICE OF DEFERRAL OF PAYMENTS: as soon as practicable after becoming aware that any part of a payment of interest on the Current Issuer Notes will be deferred or that a payment previously deferred will be made in accordance with Condition 4 (Interest), give notice thereof to the Noteholders in accordance with the Current Issuer Conditions and, for so long as the Current Issuer Notes are listed on the Official List of the UK Listing Authority and admitted to trading by the London Stock Exchange and/or such other exchange(s) or securities market(s) upon which the Current Issuer Notes may become listed, to the UK Listing Authority and to the London Stock Exchange and/or such other exchange(s) or securities market(s);

      (h) FURTHER ASSURANCES: so far as permitted by applicable law, at all times execute and do all such further documents, acts and things as may be necessary at any time or times in the opinion of the Note Trustee to give effect to these presents and the other Current Issuer Transaction Documents;

      (i) AGENT BANK, REFERENCE BANKS ETC.: at all times maintain an Agent Bank, four Reference Banks, a Paying Agent, a Transfer Agent and a Registrar in accordance with the Current Issuer Conditions;

      (j) NOTIFICATION OF NON-PAYMENT: procure that any Paying Agent notify the Note Trustee forthwith in the event that (i) such Paying Agent does not, on or before any Payment Date or due date, as the case may be, for any payment in respect of any of the Current Issuer Notes, receive unconditionally pursuant to the Current Issuer Paying Agent and Agent Bank Agreement the full amount in the requisite currency of the monies payable on such Payment Date or due date, as the case may be, on all such Current Issuer Notes, or
             (ii) there are insufficient funds in Sterling, Euro or US dollars, as the case may be, available to the relevant Paying Agent to discharge the amount of the monies payable on such Payment Date or due date, as the case may be;

      (k) NOTIFICATION OF LATE PAYMENT: in the event of the unconditional payment to the Paying Agents or the Note Trustee of any sum due in respect of any of the Current Issuer Notes or any of them being made after the due date for payment thereof, forthwith give or procure to be given notice to the relevant Noteholders in accordance with the Current Issuer Conditions that such payment has been made;

      (l) LISTING AND ADMISSION TO TRADING: use reasonable endeavours to maintain the listing of the Current Issuer Notes on the Official List of the UK Listing Authority and their admission to trading by the London Stock Exchange or, if it is unable to do so having used reasonable endeavours, use reasonable endeavours to obtain and maintain a quotation or listing of the Current Issuer Notes on such other stock exchange or exchanges or securities market or markets as the Current Issuer may decide (with the prior written approval of the Note Trustee) and shall also upon obtaining a quotation or listing of the Current Issuer Notes on such other stock exchange or exchanges or securities market or markets enter into a trust deed supplemental to these presents to effect such consequential amendments to these presents as the Note Trustee may require or as shall be requisite to comply with the requirements of any such stock exchange or securities market;

      (m) CHANGE OF AGENTS, ETC.: subject to the Current Issuer Paying Agent and Agent Bank Agreement, give notice to the Noteholders in accordance with the Current Issuer Conditions of any appointment, resignation or removal of any Agent Bank, Reference Bank, Paying Agent, Transfer Agent or Registrar (other than the appointment of the initial Agent Bank, Reference Banks, Paying Agents, Transfer Agent and Registrar) after, except in the case of resignation, having obtained the prior written approval of the Note Trustee (not to be unreasonably withheld or delayed) thereto or any change of the Specified Office of any Agent Bank, Paying Agent, Transfer Agent or Registrar provided always that so long as any of the Current Issuer Notes remains outstanding, in the case of the termination of the appointment of the Agent Bank, the Transfer Agent or the Registrar, or so long as any of the Current Issuer Notes remains liable to prescription, in the case of the termination of the appointment of the Principal Paying Agent, no such termination shall take effect until a new Agent Bank, the Transfer Agent,

             Registrar or Principal Paying Agent (as the case may be) has been appointed on terms previously approved in writing by the Note Trustee;

      (n) PRE-APPROVAL OF NOTICES: obtain the prior written approval of the Note Trustee to, and upon publication promptly give to the Note Trustee and the Rating Agencies two copies of, every notice given to the Noteholders in accordance with the Current Issuer Conditions (such approval, unless so expressed, not to constitute approval for the purposes of Section 21 of the Financial Services and Markets Act 2000 (the "FSMA") of the United Kingdom of any such notice the content of which is an invitation or inducement to engage in investment activities within the meaning of Section 21 of the FSMA);

      (o) MEETINGS: from time to time as required or contemplated by these presents or as reasonably requested by the Note Trustee, make available through the Paying Agents or otherwise such documents as may be required by the Noteholders in connection with Meetings;

      (p)    COMPLIANCE  WITH  CURRENT  ISSUER  PAYING  AGENT  AND  AGENT  BANK
             AGREEMENT: (A) observe and comply with its obligations and use its reasonable endeavours to procure that the Agent Bank, the Paying Agents, the Transfer Agent and the Registrar comply with and perform all their respective obligations under the Current Issuer Paying Agent and Agent Bank Agreement and any notice given by the Note Trustee pursuant to Clause 2.5(a) and not make any amendment or modification to such agreement or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee and notify the Note Trustee forthwith upon becoming aware of any breach by any of the Agent Bank, the Paying Agents, the Transfer Agent and/or the Registrar, and (B) ensure that each Paying Agent under the Current Issuer Paying Agent and Agent Bank Agreement agrees in writing to (1) hold funds received by such Paying Agent for the payment of any sums due in respect of any Current Issuer Notes for the relevant Noteholders or the Note Trustee in trust to the extent required by Section 317(b) of the Trust Indenture Act, and (2) notify the Note Trustee of any default by the Current Issuer in making any such payment;

      (q) COMPLIANCE WITH CURRENT ISSUER TRANSACTION DOCUMENTS: observe and comply with its obligations and use its reasonable endeavours to procure that each other party to any of the Current Issuer Transaction Documents complies with and performs all its respective obligations under any Current Issuer Transaction Document and not make any amendment or modification to such agreement or agree to waive or authorise any breach thereof without the prior written approval of the Note Trustee and notify the Note Trustee forthwith upon becoming aware of any breach by such other party to any Current Issuer Transaction Document;

      (r) INDIVIDUAL NOTE CERTIFICATES: notify the Note Trustee upon the occurrence of any of the events referred to in Clause 3.3 (Individual Note Certificates) and shall promptly give notice thereto and of its obligations to issue Individual Note Certificates to the Noteholders in accordance with Condition 14 (Notice to Noteholders);

      (s) EXERCISE OF REDEMPTION RIGHTS: subject to paragraph (t) below, in the event that any notice of prepayment of the Current Issuer Intercompany Loan is given under Clause 8 (Prepayment) of the Intercompany Loan Terms and Conditions, the Current Issuer shall exercise its right to redeem the Current Issuer Notes on the same Payment Date under Condition 5(D) (Optional Redemption in Full) or, as applicable, Condition 5(E) (Optional Redemption for Tax and other Reasons);

      (t) REDEMPTION REQUIREMENTS: not redeem or, as the case may be, give notice of redemption to Noteholders of all or any part of a class or classes of Current Issuer Notes pursuant to Condition 5(D) (Optional Redemption in Full) or Condition 5(E) (Optional Redemption for Tax and other Reasons) unless it shall first have provided to the Note Trustee such certificates and opinions as may be required to be given to the Note Trustee pursuant to and in accordance with Condition 5(D) (Optional Redemption in Full) or, as the case may be Condition 5(E)(Optional Redemption for Tax and other Reasons);

      (u) UNITED STATES REPORTING REQUIREMENTS: file with the Note Trustee copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Current Issuer is required to file with the SEC pursuant to
             Section 13 or 15(d) of the Exchange Act within 15 days after it files them with the SEC and comply with the other provisions of
             Section 314(a) of the Trust Indenture Act;

      (v) INTEREST IN CURRENT ISSUER CHARGED PROPERTY: ensure that, save as permitted in these presents, the Current Issuer Deed of Charge and the other Current Issuer Transaction Documents, no person other than the Current Issuer and the Note Trustee shall have any equitable interest in the Current Issuer Charged Property;

      (w) MAINTENANCE OF CURRENT ISSUER CASH MANAGER: ensure that there is at all times a cash manager appointed in accordance with the provisions of the Current Issuer Cash Management Agreement;

      (x) TAX DEDUCTION: take reasonable steps to ensure that it does not engage in any course of conduct that would lead to a deduction, for United Kingdom corporation tax purposes, in respect of accrued interest or discount on the Current Issuer Notes by the Current Issuer being denied, postponed or restricted (whether such denial, postponement or restriction results from the application of paragraph 2 or 13 of Schedule 9 of the Finance Act 1996 or otherwise);

      (y) UNITED KINGDOM AND UNITED STATES TAX STATUS: ensure that it is at all times solely resident in the United Kingdom for United Kingdom tax purposes and has no branch, business establishment or other fixed establishment outside the United Kingdom; and furthermore, ensure that it will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United

             States as determined under United States income tax principles, and will not (and will use its best efforts to procure that any affiliate of the Current Issuer, including Funding, will not) take any position that would contradict the treatment of the Current Issuer Notes as indebtedness for United States federal income tax purposes;

      (z) CURRENT ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS: prior to any enforcement of the security created under the Current Issuer Deed of Charge, ensure that amounts standing to the credit of the Current Issuer Transaction Account on a Payment Date will be applied by the Current Issuer in or towards satisfaction of such of the obligations set out in the applicable Current Issuer Pre-Enforcement Priority of Payments as may be, at any given time, then due and payable (in each case only if and to the extent that payments or provisions of a higher order of priority which are also due and payable or, where relevant, are likely to fall due at that time or prior to the next succeeding Payment Date have been made or provided for in full);

      (aa) AVAILABILITY OF INFORMATION: make available for inspection by Noteholders at the Specified Office of the Principal Paying Agent during normal business hours on any London Business Day copies of each balance sheet and profit and loss account sent to the Note Trustee pursuant to these presents, the Current Issuer Paying Agent and Agent Bank Agreement and the other Current Issuer Transaction Documents;

      (bb) RATINGS: furnish, or procure that there is furnished, from time to time, any and all documents, instruments, information and undertakings that may be reasonably necessary in order to maintain the current ratings of the Current Issuer Notes by the Rating Agencies (save that when any such document, instrument, information and/or undertaking is not within the possession or control of the Current Issuer, the Current Issuer agrees to use its reasonable efforts to furnish, or procure that there is furnished, from time to time any such documents, instruments, information and undertakings as may be reasonably necessary in order to maintain the current ratings of the Current Issuer Notes by the Rating Agencies);

      (cc) CALCULATIONS: procure that there are done on its behalf, all calculations required pursuant to the Current Issuer Conditions;

      (dd) DTC, EUROCLEAR AND CLEARSTREAM, LUXEMBOURG: use its reasonable endeavours to procure that DTC, Euroclear and/or Clearstream, Luxembourg (as the case may be) issue(s) any certificate or other document requested by the Note Trustee acting reasonably pursuant to these presents as soon as practicable after such request;

      (ee) INFORMATION REGARDING NOTEHOLDERS: pursuant to Section 312(a) of the Trust Indenture Act, furnish or cause to be furnished to the Note Trustee on 31st March and 30th September of each year, commencing 30th September 2003, and at such other times as the Note Trustee may request in writing, all information in the possession or control of the Current Issuer or of any of its Paying Agents as to the names and addresses of the Noteholders, and requiring the Note Trustee to preserve, in as current a form as is reasonably practicable, all such information so furnished to it;

      (ff) OFFICERS' CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN: upon any application, demand or request by the Current Issuer to the Note Trustee to take any action under any of the provisions of these presents (other than the issuance of Current Issuer Notes) and upon request of the Note Trustee, furnish to the Note Trustee an officers' certificate and opinion of counsel complying with the provisions of Section 314 of the Trust Indenture Act (an "OFFICERS' CERTIFICATE" and "OPINION OF COUNSEL", respectively);

      (gg) PROTECTION OF SECURITY: promptly after the execution and delivery of these presents and each supplement hereto, pursuant to Section 314(b) of the Trust Indenture Act furnish to the Note Trustee an Opinion of Counsel stating that in the opinion of such counsel, appropriate steps have been taken to protect the security interests of the Note Trustee in the Current Issuer Charged Property under the Current Issuer Deed of Charge and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary; and the Current Issuer shall furnish annually to the Note Trustee, not more than three (3) months after the anniversary of the signing of this Deed, commencing with calendar year 2003, an Opinion of Counsel stating either that, in the opinion of such counsel, (i) such action has been taken as is necessary for the proper protection of the security interests of the Note Trustee in the Current Issuer Charged Property under the Current Issuer Deed of Charge and reciting the details of such action or (ii) no such action is necessary for any of such purposes;

      (hh) AUTHORISED SIGNATORIES: upon the execution of this Deed and thereafter forthwith upon any change of the same, deliver to the Note Trustee (with a copy to the Principal Paying Agent and the Registrar) a list of the Authorised Signatories of the Current Issuer, together with certified specimen signatures of the same; and

      (ii) CURRENT ISSUER NOTES: in order to enable the Note Trustee to ascertain the number and amount of Current Issuer Notes for the time being outstanding for any of the purposes referred to in the proviso to the definition of "OUTSTANDING" contained in Clause 1.6, deliver to the Note Trustee forthwith upon being so requested in writing by the Note Trustee a certificate in writing signed by two Authorised Signatories of the Current Issuer setting out the total number and the principal amount of the Current Issuer Notes, if any, which:

             (a) up to and including the date of such certificate have been purchased by the Current Issuer and cancelled; and

             (b) are at the date of such certificate beneficially held by or for the account of the Current Issuer, any of its subsidiaries or holding companies or other subsidiaries of such holding companies.

6.    ENFORCEMENT

6.1 PROCEEDINGS: At any time after the occurrence of a Note Event of Default, the Note

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


      Trustee may, at its discretion and without notice (and in compliance with Section 317(a) of the Trust Indenture Act), recover judgment in its own name and as trustee of an express trust against the Current Issuer for the whole amount of principal and interest remaining unpaid; institute such proceedings and/or take other action against or in relation to the Current Issuer or any other person as it may think fit to enforce the obligations of the Current Issuer under these presents, the Current Issuer Notes and/or any of the other Current Issuer Transaction Documents but it shall not be bound to take such action save as provided in Clause 7 (Proceedings, Actions and Indemnification).

6.2 EXERCISE OF POWERS: The Note Trustee shall be entitled to enforce the obligations of the Current Issuer under the Current Issuer Notes (including the Current Issuer Conditions) and to exercise any other rights, powers, authorities and discretions conferred upon the Note Trustee in the Current Issuer Conditions as scheduled to this Trust Deed, which shall be read and construed as one document with the Current Issuer Notes.

6.3 EVIDENCE OF DEFAULT: Unless the contrary be proved, proof that as regards any specified Current Issuer Note the Current Issuer has made default in paying any amount due in respect of such Current Issuer Note shall be sufficient evidence that the Current Issuer has made the like default as regards all other Current Issuer Notes in respect of which the corresponding amount is then due and payable in accordance with the Current Issuer Conditions and for the purposes of this Clause 6.3
      (Evidence of Default) an amount shall be a corresponding amount notwithstanding that it is due in respect of a Current Issuer Note of a different denomination from that in respect of the above specified Current Issuer Note. The Note Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Note Trustee and the Noteholders allowed in any judicial proceedings relative to the Current Issuer, its creditors or its property.

7.    PROCEEDINGS, ACTIONS AND INDEMNIFICATION

7.1 The Note Trustee shall not be bound to take any proceedings mentioned in Clause 6.1 (Proceedings) or any other action in relation to these presents, the Current Issuer Notes or any documents executed pursuant thereto or any of the other Current Issuer Transaction Documents to which the Note Trustee is a party unless:

      (a) it shall have been so directed by an Extraordinary Resolution of the Senior Noteholders or the Mezzanine Noteholders or the Series 2 Class M Noteholders or the Junior Noteholders as appropriate; or

      (b) it shall have been so requested in writing by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Senior Notes or by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Mezzanine Notes or by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Series 2 Class M Notes or by the holders of at least one quarter of the aggregate Principal Amount Outstanding of the Junior Notes; and

      (c) in either case it shall have been indemnified and/or secured to its satisfaction against all liabilities, proceedings, claims, demands, costs, charges and expenses to which it may thereby become liable or which may be incurred by it in connection therewith, provided that:

             (i) the Note Trustee shall not be held liable for the consequence of taking any such action and may take such action without having regard to the effect of such action on individual Noteholders or any other Current Issuer Secured Creditor; and

             (ii) save to the extent provided otherwise under the Current Issuer Conditions, the Note Trustee shall not and shall not be obliged to act at the direction or request of the Mezzanine Noteholders as aforesaid unless at such time no Senior Notes are then outstanding; and

             (iii) save  to  the  extent  provided  otherwise under the Current
                   Issuer Conditions, the Note Trustee shall not and shall not be obliged to act at the direction or request of the Series 2 Class M Noteholders as aforesaid unless at such time no Senior Notes and no Mezzanine Notes are then outstanding; and

             (iv) save to the extent provided otherwise under the Current Issuer Conditions, the Note Trustee shall not and shall not be obliged to act at the direction or request of the Junior Noteholders as aforesaid unless at such time there are no Senior Notes, no Mezzanine Notes and no Series 2 Class M Notes then outstanding.

7.2 ONLY NOTE TRUSTEE TO ENFORCE: Only the Note Trustee may enforce the provisions of these presents, the Current Issuer Conditions or the Current Issuer Notes. No Noteholder or other Current Issuer Secured Creditor shall be entitled to proceed directly against the Current Issuer or any other party to any of the Transaction Documents unless the Note Trustee having become bound as aforesaid to institute proceedings has failed to do so within 30 days of becoming so bound and such failure is continuing; provided that save to the extent provided in the Current Issuer Conditions, no Junior Noteholder and no Mezzanine Noteholder shall be entitled to take proceedings for the winding up or administration of the Current Issuer unless there are no outstanding Current Issuer Notes of a class with higher priority, or if Current Issuer Notes of a class with higher priority are outstanding, there is consent of Noteholders of not less than 25 per cent. of the aggregate principal amount of the Current Issuer Notes outstanding of the class or classes of Current Issuer Notes with higher priority. Notwithstanding the foregoing and notwithstanding any other provision of these presents, consistent with
      Section 316 of the Trust Indenture Act, the right of each Noteholder to receive principal and/or interest on its Current Issuer Notes on or after the due date for payment of such principal or interest in accordance with the Current Issuer Conditions or to institute suit for the enforcement of the payment of that principal and/or interest may not be impaired or affected without the consent of the such Noteholder. Notwithstanding anything herein to the contrary any action to be taken under Section 316(a) of the Trust Indenture Act shall comply with Section 316(c) of the Trust Indenture Act and the record date for the purpose of Section 316(c) shall be such date as the Current Issuer shall notify to the relevant Noteholders in accordance with the Current Issuer Conditions.

8.    APPLICATION OF MONEYS ETC.

8.1 APPLICATION OF MONEYS: All moneys received by the Note Trustee in respect of the Current Issuer Notes or amounts payable under these presents will (including any moneys which represent principal or interest in respect of Current Issuer Notes which have become void under the Current Issuer Conditions) be held by the Note Trustee on trust to apply them (subject to Clause 8.3 (Authorised Investments)) in accordance with the Current Issuer Priority of Payments.

8.2 INVESTMENT OF MONEYS: If the amount of the moneys at any time available for payment of principal and interest in respect of the Current Issuer Notes under Clause 8.1 (Application of Moneys) shall be less than a sum sufficient to pay at least one-tenth of the principal amount of the Current Issuer Notes then outstanding, the Note Trustee may, at its discretion, invest such moneys upon some or one of the investments hereinafter authorised with power from time to time, with like discretion, to vary such investments; and such investment with the resulting income thereof may be accumulated until the accumulations together with any other funds for the time being under the control of the Note Trustee and available for the purpose shall amount to a sum sufficient to pay at least one-tenth of the principal amount of the Current Issuer Notes then outstanding and such accumulation and funds (after deduction of any taxes and any other deductibles applicable thereto) shall then be applied in the manner aforesaid.

8.3 AUTHORISED INVESTMENTS: Any moneys which under the trusts herein contained may be invested by the Note Trustee may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time vary or transfer any of such Authorised Investments for or into other such Authorised Investments as the Note Trustee in its absolute discretion may determine, and shall not be responsible (save where any loss results from the Note Trustee's fraud, wilful default or negligence or that of its officers or employees) for any loss occasioned by reason of any such investments whether by depreciation in value or otherwise, provided that such Authorised Investments were made in accordance with the foregoing provisions.

8.4 PAYMENT TO NOTEHOLDERS: Any payment to be made in respect of the Current Issuer Notes by the Current Issuer or the Note Trustee may be made in the manner provided in the Current Issuer Conditions and any payment so made shall be a good discharge, to the extent of such payment, to the Current Issuer or the Note Trustee, as the case may be.

8.5 PRODUCTION OF NOTE CERTIFICATES: Upon any payment under Clause 8.4 (Payment to Noteholders) of principal or interest, the Note Certificate representing the relevant Current Issuer Note in respect of which such payment is made shall, if the Note Trustee so requires, be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall, in the case of part payment, require the Registrar to make a notation in the Register of the amount and date of payment thereon or, in the case of payment in full, shall cause such Note Certificate to be surrendered or shall cancel or procure the same to be cancelled and shall certify or procure the certification of such cancellation, in each case subject to and in accordance with the Current Issuer Paying Agent and Agent Bank Agreement.

9.    REMUNERATION AND INDEMNIFICATION OF NOTE TRUSTEE

9.1 NORMAL REMUNERATION: The Current Issuer shall (subject as hereinafter provided) pay to the Note Trustee remuneration of such amount as shall from time to time be agreed by the Current Issuer and the Note Trustee. The rate of remuneration in force from time to time may upon the final redemption of the whole of the Current Issuer Notes of any Series be reduced by such amount as shall be agreed between the Current Issuer and the Note Trustee, such reduced remuneration to be calculated from such date as shall be agreed as aforesaid. Such remuneration shall be payable in priority to payments to Noteholders and other Current Issuer Secured Creditors on each Payment Date subject to and in accordance with the relevant Current Issuer Priority of Payments. Such remuneration shall accrue from day to day and be payable up to and including the date when, all the Current Issuer Notes having become due for redemption, the redemption monies and interest thereon to the date of redemption have been paid to the Principal Paying Agent or, as the case may be, the Note Trustee PROVIDED THAT if upon due presentation of any Note Certificate or any cheque payment of the monies due in respect thereof is improperly withheld or refused, remuneration will commence again to accrue until payment to Noteholders is made.

9.2 EXTRA REMUNERATION: In the event of the occurrence of a Note Event of Default or the Note Trustee considering it expedient or necessary or being requested by the Current Issuer to undertake duties which the Note Trustee and the Current Issuer agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under these presents, the Current Issuer shall pay to the Note Trustee such additional remuneration as shall be agreed between them;

9.3 FAILURE TO AGREE: In the event of the Note Trustee and the Current Issuer failing to agree:

      (a) (in a case to which Clause 9.1 (Normal Remuneration) applies) upon normal remuneration; or

      (b) (in a case to which Clause 9.2 (Extra Remuneration) applies) upon whether such duties shall be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under these presents, or upon such additional remuneration;

      such matters shall be determined by an investment bank (acting as an expert and not as an arbitrator) selected by the Note Trustee and approved by the Current Issuer or, failing such approval, nominated (on the application of the Note Trustee) by the President for the time being of The Law Society of England and Wales (the expenses involved in such nomination and the fees of such investment bank being payable by the Current Issuer) and the determination of any such investment bank shall be final and binding upon the Note Trustee and the Current Issuer.

9.4 EXPENSES: In addition to the remuneration hereunder, the Current Issuer shall on written request, pay all other costs, charges and expenses (against production of invoices) which the Note Trustee may properly incur in relation to:

      (a) the negotiation, preparation and execution of, the exercise of its powers and discretions and the performance of its duties under these presents and any other Current Issuer Transaction Documents including, but not limited to legal and travelling expenses; and

      (b) any other action taken by or on behalf of the Note Trustee to enforce the obligations of the Current Issuer under or resolving any doubt in respect of these presents and/or any of the other Current Issuer Transaction Documents.

9.5   INDEMNITY:   The  Current  Issuer  shall  indemnify  the  Note Trustee in respect of all proceedings, claims, demands, losses, costs, charges, expenses and liabilities to which it (or any person appointed by it to whom any trust, power, authority or discretion may be delegated by it in the execution or purported execution of the trusts, powers, authorities or discretions vested in it by or pursuant to these presents and any of the other Current Issuer Transaction Documents) may be or become liable or which may be properly incurred by it (or any such person as aforesaid) in the execution or purported execution of any of its trusts, powers, authorities and discretions hereunder or its functions under any such appointment or in respect of any other matter or thing done or omitted in any way relating to these presents and any of the other Current Issuer Transaction Documents provided that it is expressly stated that Clause
      10.12 (Note Trustee Liable for Negligence etc.) shall apply in relation to these provisions.

9.6 STAMP DUTIES: The Current Issuer shall, pay all stamp duties and other duties or taxes of a similar nature, including for the avoidance of doubt any duty levied under the Stamp Act 1891 as amended and supplemented, (if any) payable in the United Kingdom and/or Jersey on or arising out of or in consequence of:

      (a) the execution and delivery of these presents and any other Current Issuer Transaction Document to which the Note Trustee is a party;

      (b)    the constitution and issue of the Current Issuer Notes;

      (c) the initial delivery of the Note Certificates representing the Current Issuer Notes; and

      (d) any action in any jurisdiction taken by or on behalf of the Note Trustee. If the Note Trustee (or any Noteholder or Current Issuer Secured Creditor) where permitted under these presents so to do) shall take any proceedings against the Current Issuer in any other jurisdiction and if for the purpose of any such proceedings these presents or any Note Certificates are taken into any such jurisdiction and any stamp duties or other duties or taxes become payable thereon in any such jurisdiction, the Current Issuer will pay (or reimburse the person making payment of) such stamp duties or other duties or taxes (including penalties).

9.7 VAT: The Current Issuer shall in addition pay to the Note Trustee an amount equal to any value added tax or similar tax chargeable in respect of its remuneration under these presents.

9.8 INTEREST: Subject as provided in Clause 9.9 (Payment), all sums payable by the Current Issuer under this Clause 9 (Remuneration and Indemnification of Note Trustee) shall be payable on demand or, in the case of any remuneration payable under Clause 9.1 (Normal Remuneration) on the due date specified therein and shall carry interest at the rate per annum, which is one per cent. per annum above the base rate from time to time of the National Westminster Bank Plc from the date on which they were paid, charged or incurred by the Note Trustee or, in the case of remuneration, the due date for payment thereof, to the date of actual payment, and in all other cases shall (if not paid on the date specified in such demand or, if later, within three days after such demand and, in either case, the Note Trustee so requires) carry interest at such rate from the date specified in such demand.

9.9 PAYMENT: Notwithstanding the other provisions of this Deed, any amount owing by the Current Issuer pursuant to this Clause 9 (Remuneration and Indemnification of Note Trustee) shall only be payable by the Current Issuer subject to and in accordance with the applicable Current Issuer Priority of Payments which applies at such time.

9.10 APPORTIONMENT: The Note Trustee shall be entitled in its absolute discretion to determine in respect of which Series of Current Issuer Notes any costs, charges, expenses or liabilities incurred under these presents have been incurred or to allocate such costs, charges, expenses or liabilities between two or more Series of Current Issuer Notes.

9.11 SURVIVAL: Unless otherwise specifically stated in any discharge of this Deed, the provisions of this Clause 9 (Remuneration and Indemnification of Note Trustee) shall continue in full force and effect notwithstanding such discharge.

10.   SUPPLEMENT TO THE TRUSTEE ACTS

10.1 TRUSTEE ACT 1925 AND TRUSTEE ACT 2000: The Note Trustee shall have all the powers conferred upon trustees by the Trustee Act 1925 and the Trustee Act 2000 of England and Wales and by way of supplement thereto it is expressly declared as set out in the remaining provisions of this Clause 10 (Supplement to Trustee Acts) (which provisions, except as expressly provided therein, shall be in lieu of the provisions contained in Section 315(a) of the Trust Indenture Act).

10.2  RELIANCE ON INFORMATION:

      (a) The Note Trustee may in relation to these presents or the Current Issuer Transaction Documents act and rely upon the opinion or advice of, or a certificate or a report or any information obtained from, any lawyer, banker, valuer, surveyor, securities company, broker, auctioneer, accountant or other expert in the United Kingdom or elsewhere, whether obtained by the Current Issuer, the Note Trustee or otherwise, whether or not any of the aforesaid or any engagement letter or other document entered into by the Note Trustee and the relevant person in connection therewith contains any monetary or other limit on the liability of the relevant person and the Note Trustee shall not be responsible for any loss occasioned by so acting or relying on. Any such opinion, advice, certificate or information may be sent or obtained by letter, facsimile reproduction or in any other form and the Note Trustee shall not be liable for acting in good faith on any opinion, advice, certificate or information purporting to be so conveyed although the same shall contain some error or shall not be authentic provided that such error or lack of authenticity is not manifest.

      (b) Except in the event of wilful default or manifest error, the Note Trustee may call for and shall be entitled to rely upon a certificate, reasonably believed by it to be genuine, of the Current Issuer or any other person in respect of every matter and circumstance for which a certificate is expressly provided for under these presents, the Current Issuer Conditions or any other Current Issuer Transaction Document and to call for and rely upon a certificate of the Agent Bank, any Paying Agent, Registrar, Transfer Agent, any Reference Bank or any other person reasonably believed by it to be genuine as to any other fact or matter prima facie within the knowledge of such Agent Bank, Paying Agent, Registrar, Transfer Agent, Reference Bank or such other person as sufficient evidence thereof and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss, liability, costs, damages, expenses or inconvenience that may be caused by it failing to do so.

10.3  POWERS AND DUTIES:

      (a) The Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for the nature, status, creditworthiness or solvency of the Current Issuer. Each Noteholder and each other Current Issuer Secured Creditor shall be solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, affairs, status and nature of the Current Issuer and the Note Trustee shall not at any time have any responsibility for the same and each Noteholder and other Current Issuer Secured Creditors shall not rely on the Note Trustee in respect thereof.

      (b) Save as required for the purposes of the Trust Indenture Act, the Note Trustee shall not be responsible for the execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of any Current Issuer Transaction Document or any other document entered into in connection therewith or any security thereby constituted or purported to be constituted thereby nor shall it be responsible or liable to any person because of any invalidity of any provision of such documents or the unenforceability thereof, whether arising from statute, law or decision of any court.

      (c) The Note Trustee shall not be responsible for the scope or accuracy of any recitals, statements, warranty, representation or covenant of any party (other than the Note Trustee) contained herein or in any other Current Issuer Transaction Document or any other document entered into in connection therewith and shall assume the accuracy and correctness thereof.

      (d) The Note Trustee may accept without enquiry, requisition or objection such title as the Current Issuer may have to the Current Issuer Charged Property or as Funding may have to the Funding Charged Property or any part thereof from time to time and shall not be required to investigate or make any enquiry into or be liable for any defect in the title of the Current Issuer to the Current Issuer Charged Property or of Funding to the Funding Charged Property or any part thereof from time to time whether or not any defect was known to the Note Trustee or might have been discovered upon examination, inquiry or investigation and whether or not capable of remedy.

      (e) The Note Trustee shall not be bound to give notice to any person of the execution of these presents or of an Event of Default under the Current Issuer Intercompany Loan Agreement nor shall it have any duty to make any investigation in respect of or in any way be liable whatsoever for the registration, filing, protection or perfection of any security constituted by any Current Issuer
             Transaction Document relating to the Current Issuer Charged Property or the priority of the security created thereby and shall not be liable for any failure, omission or defect in perfecting, protecting, procuring the registration of or further assuring the security created or purported to be created thereby.

      (f) The Note Trustee shall not have any duty to make any investigation in respect of or in any way be liable whatsoever for the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of these presents or any other document.

      (g) The Note Trustee shall be under no obligation to monitor or supervise and shall not have any duty to make any investigation in respect of or in any way be liable whatsoever for the performance or observance by the Current Issuer or any other person of the provisions of these presents or any other Current Issuer Transaction Document and shall be entitled to assume that each person is properly performing and complying with its obligations.

      (h) The Note Trustee shall not have any responsibility for or have any duty to make any investigation in respect of or in any way be liable whatsoever for the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or obtained at any time in connection with the Current Issuer Charged Property or any Current Issuer Transaction Document.

      (i) The Note Trustee shall have no responsibility whatsoever to any Current Issuer Secured Creditor as regards any deficiency which might arise because the Note Trustee is subject to any Tax in respect of the Current Issuer Charged Property or any part thereof or any income therefrom or any proceeds thereof or is required by law to make any withholding or deduction from any payment to any Current Issuer Secured Creditor.

      (j) The Note Trustee will not be responsible or liable for any inadequacy or unfitness of any Current Issuer Charged Property as security or any decline in value of any loss realised upon any disposition of the Current Issuer Charged Property.

      (k) The Note Trustee shall not be responsible for, nor shall it have any liability with respect to, any loss or theft of the Current Issuer Charged Property.

      (l) The Note Trustee shall not be liable or responsible for any loss, cost, damage, expense or inconvenience which may result from anything done or omitted to be done by it under these presents or under any of the other Current Issuer Transaction Documents save where the same arises as a result of the Note Trustee's fraud, wilful default or gross negligence.

      (m) The Note Trustee shall not be responsible for the receipt or application by the Current Issuer of the proceeds of the Current Issuer Notes, the exchange of any Global Note Certificate for another Global Note Certificate or Individual Note Certificates or the exchange of any Individual Note Certificate for another Individual Note Certificate or the delivery of any Global Note Certificate or Individual Note Certificates to the person(s) entitled to it or them.

      (n) The Note Trustee may appoint and pay any person to act as a custodian or nominee on any terms in relation to such assets of the trust as the Note Trustee may determine, including for the purpose of depositing with a custodian this Deed or any Current Issuer Transaction Document and the Note Trustee shall not be responsible for any loss, liability, expense, demand, cost, claim or proceedings incurred by reason of the misconduct, omission or default on the part of any person appointed by it hereunder or be bound to supervise the proceedings or acts of any such person.

      (o) The Note Trustee shall (save as expressly otherwise provided in these presents or in any other Current Issuer Transaction Document) as regards all rights, powers, authorities and discretions vested in it by these presents or any other Current Issuer Transaction Document, or by operation of law, have absolute and uncontrolled discretion as to the exercise or non-exercise thereof and whenever the Note Trustee is bound to act at the request or direction of the Noteholders or any class of them, the Note Trustee shall nevertheless not be so bound unless first indemnified to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, expenses, damages and liabilities which it may incur by so doing.

      (p) The Note Trustee as between itself and the Noteholders or any class of them shall have full power to determine all questions and doubts arising in relation to any of the provisions of these presents and/or any other Current Issuer Transaction Document and every such determination, whether made upon a question actually raised or implied in the acts or proceedings of the Note Trustee, shall be conclusive and shall bind the Note Trustee, the Noteholders and the other Current Issuer Secured Creditors.

      (q) In connection with the exercise by it of any of its trusts, powers, authorities and discretions under these presents (including without limitation any power to authorise any amendment or to waive any breach or to make any determination) the Note Trustee shall always have regard to all the Noteholders, provided that:

             (i) without prejudice to the provisions of sub-paragraph (ii) below where it is required to have regard to the interests of the Noteholders, it shall have regard to the interests of the Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, shall not have regard to, or be in any way liable for, the consequences of any exercise thereof for any individual Noteholder resulting from their being domiciled or resident or otherwise connected with or subject to the jurisdiction of, any particular territory or any political sub-division thereof and the Note Trustee shall not be entitled to require, nor shall any Noteholder be entitled to claim, from the Current Issuer, the Note Trustee or any other person any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders;

             (ii) except where expressly provided otherwise in these presents or any other Current Issuer Transaction Document, the Note Trustee shall solely have regard to the interests of the Noteholders provided that (a) if in the opinion of the Note Trustee there is a conflict between the interests of the Senior Noteholders, on the one hand and the interests of the Mezzanine Noteholders, Series 2 Class M Noteholders and/or the Junior Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Senior Noteholders or (b) if in the opinion of the Note Trustee there is a conflict between the interests of the Mezzanine Noteholders on the one hand and the interests of the Series 2 Class M Noteholders and/or Junior Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Mezzanine Noteholders or (c) if in the opinion of the Note Trustee there is a conflict between the interests of the Series 2 Class M Noteholders on the one hand and the interests of the Junior Noteholders on the other hand, the Note Trustee shall have regard only to the interests of the Series 2 Class M Noteholders; but so that this proviso shall not apply in the case of powers, authorities or discretions in relation to which it is expressly stated that they may be exercised by the Note Trustee only if in its opinion the interests of all the Noteholders would not be materially prejudiced thereby; and

             (iii) it shall not have  regard  to,  or be in any way liable for, the consequences of any exercise thereof for any other Current Issuer Secured Creditor or any other person.

      (r) The Note Trustee may determine whether or not a default in the performance by the Current Issuer of any obligation under the provisions of this Deed or any other Current Issuer Transaction Document or a default in the performance by Funding of any obligation under the Current Issuer Intercompany Loan Agreement is capable of remedy and/or whether the same is materially prejudicial to the interests of the Noteholders or any class or classes of them and if the Note Trustee shall certify that any such default is, in its opinion, not capable of remedy and/or materially prejudicial to the interests of the Noteholders or any class or classes of them, such certificate shall be conclusive and binding upon the Current Issuer, the Noteholders and the other Current Issuer Secured Creditors.

      (s) The Note Trustee may, in the conduct of its trust business, instead of acting personally, employ and pay an agent on any terms, whether or not a lawyer or other professional person, to transact or conduct, or concur in transacting or conducting, any business and to do or concur in doing all acts required to be done by the Note Trustee (including the receipt and payment of monies).

      (t) In relation to any asset held by the Note Trustee under these presents, the Note Trustee may appoint any person to act as its nominee on any terms.

      (u) Any trustee of these presents being a lawyer, accountant, broker or other person engaged in any profession or business shall be entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this Deed and the Current Issuer Transaction Documents and also his charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this Deed and the Current Issuer Transaction Documents, including matters which might or should have been attended to in person by a trustee not being a banker, lawyer, broker or other professional person.

      (v) The Note Trustee may, in the execution of all or any of the trusts, powers, authorities and discretions vested in it by these presents or any of the other Current Issuer Transaction Documents, act by responsible officers or a responsible officer for the time being of the Note Trustee. The Note Trustee may also, whenever it thinks expedient in the interests of the Noteholders, whether by power of attorney or otherwise, delegate to any person or persons all or any of the trusts, rights, powers, duties, authorities and discretions vested in it by these presents or any of the other Current Issuer Transaction Documents. Any such delegation may be made upon such terms and subject to such Current Issuer Conditions and subject to such regulations (including power to sub-delegate) as the Note Trustee may think fit in the interests of the Noteholders. The Note Trustee shall give prompt notice to the Current Issuer of the appointment of any delegate as aforesaid and shall procure that any delegate shall also give prompt notice of the appointment of any sub-delegate to the Current Issuer.

      (w) If the Note Trustee exercises reasonable care in selecting any custodian, agent, delegate, nominee or any other person appointed under this Clause 10.3 (Powers and Duties) (each, an "APPOINTEE") it will not have any obligation to supervise such Appointee or be responsible for any loss, liability, costs, claim, proceedings or expenses incurred by reason of such Appointee's misconduct, omission or default or the misconduct, omission or default of any substitute lawfully appointed by such Appointee.

      (x) Where it is necessary or desirable for any purpose in connection with these presents to convert any sum from one currency to another it shall (unless otherwise provided by this Deed or required by law) be converted at such rate or rates in accordance with such method and as at such date for the determination of such rate of exchange, as may be specified by the Note Trustee in its absolute discretion but having regard to current rates of exchange if available and the Note Trustee shall not be liable for any loss occasioned by the said conversion under this paragraph (x) and any rate mentioned and date so specified shall be binding on the Current Issuer Secured Creditors.

      (y) Any consent given by the Note Trustee for the purposes of these presents or any of the other Current Issuer Transaction Documents may be given on such terms and subject to such conditions (if any) as the Note Trustee thinks fit and may be given retrospectively.

      (z) The Note Trustee shall not be liable for any error of judgment made in good faith by any officer or employee of the Note Trustee assigned by the Note Trustee to administer its corporate trust matters unless the Note Trustee was negligent in ascertaining the pertinent facts.

      (aa) The Note Trustee shall not (unless required by law or ordered to do so by a court of competent jurisdiction) be required to disclose to any Noteholder or any other person any information made available to the Note Trustee by the Current Issuer or any other person in connection with the trusts of these presents or any other Current Issuer Transaction Documents and no Noteholder or any other person shall be entitled to take any action to obtain from the Note Trustee any such information. The Note Trustee shall not be responsible for exercising the rights of any of the parties under the Current Issuer Transaction Documents or considering the basis upon which the approvals or consents are granted by any of the parties under the Current Issuer Transaction Documents.

      (bb) Notwithstanding anything else in these presents, the Current Issuer Notes or any other Current Issuer Transaction Document, the Note Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any directive or regulation of any governmental agency or which would or might otherwise render it liable to any person and may do anything which is, in its opinion, necessary to comply with any such law, directive or regulation.

      (cc) The Note Trustee shall not be liable to any person by reason of having acted upon an Extraordinary Resolution in writing or any Extraordinary Resolution or other resolution whether in writing or purporting to have been passed at any Meeting of all or any class or classes in respect whereof minutes have been made and signed even though subsequent to its acting it may be found that there was some defect in the constitution of the Meeting or the passing of the resolution or (in the case of an Extraordinary Resolution or other resolution in writing) that not all Noteholders had signed the Extraordinary Resolution or other resolution or that for any reason the resolution was not valid or binding upon such Noteholders.

      (dd) Without prejudice to the right of the Note Trustee to require and/or accept any other evidence, the Note Trustee may accept as conclusive evidence of any fact or matter in relation to the Current Issuer or required to be certified by the Current Issuer under the Current Issuer Conditions, a certificate signed by two directors of the Current Issuer and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any liability that may be occasioned by it or any other person acting on such certificate.

      (ee) The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any Note Certificate purporting to be such and subsequently found to be forged or not authentic.

      (ff) The Note Trustee shall not be liable to the Current Issuer or any Noteholder by reason of having accepted as valid or not having rejected any entry on the

             Register later found to be forged or not authentic and can assume for all purposes in relation hereto that any entry on the Register is correct.

      (gg) The Note Trustee shall be entitled to assume, for the purposes of exercising any power, right, trust, authority, duty or discretion under or in relation to these presents or any of the other Current Issuer Transaction Documents, (i) that such exercise will not be materially prejudicial to the interests of any class of Senior Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Senior Notes would not be adversely affected by such exercise, (ii) that such exercise will not be materially prejudicial to the interests of any class of Mezzanine Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Mezzanine Notes would not be adversely affected by such exercise, (iii) that such exercise will not be materially prejudicial to the interests of the Series 2 Class M Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Series 2 Class M Notes would not be adversely affected by such exercise and
             (iv) that such exercise will not be materially prejudicial to the interests of any class of Junior Noteholders if each of the Rating Agencies has confirmed that the then current rating by it of the Junior Notes will not be adversely affected by such exercise.

      (hh) The Note Trustee may call for any certificate or other document to be issued by DTC, Euroclear or Clearstream, Luxembourg as to the Principal Amount Outstanding of the Current Issuer Notes standing to the account of any person. Any such certificate or other document shall be conclusive and binding for all purposes. The Note Trustee shall not be liable to any person by reason of having accepted as valid or not having rejected any certificate or other document to such effect purporting to be issued by DTC, Euroclear or Clearstream, Luxembourg and subsequently found to be forged or not authentic.

      (ii) The Note Trustee shall have no responsibility for the maintenance of any rating of any of the Current Issuer Notes by the Rating Agencies or any other person.

      (jj) If required by Section 313(a) of the Trust Indenture Act, within 60 days after 31st December of any year and commencing 31 December 2003, the Note Trustee shall deliver to each Noteholder a brief report dated as of such 31st December that complies with Section 313(a) of the Trust Indenture Act. The Note Trustee also shall comply with Sections 313(b), 313(c) and 313(d) of the Trust Indenture Act. Reports delivered pursuant to this paragraph (jj) shall be sent as provided in Clause 19 (Notices).

      (kk) The Note Trustee shall comply with Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Note Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 311(a) to the extent indicated therein. The provisions of Trust Indenture Act Section 311 shall apply to the Current Issuer as the obligor of the Current Issuer Notes.

      (ll) If a Note Event of Default occurs and is continuing and if it is known to an Authorised Officer of the Note Trustee, the Note Trustee shall mail to each Noteholder notice of such Note Event of Default within 90 days after it occurs.

      (mm) The Note Trustee has no responsibility to verify or monitor the contents of, or (if applicable) to check any calculations contained in, any reports, information, documents, Officers' Certificates and Opinions of Counsel delivered to the Note Trustee in accordance with paragraphs (u) (United States Reporting Requirements), (ee) (Information Regarding Noteholders) or (ff) (Officers' Certificates and Opinions of Counsel; Statements to be Contained Therein) of Clause 5 (Covenants by Current Issuer) or Clause 16 (Certificates and Opinions), and is under no obligation to inform Noteholders of the contents of any such reports, information, documents, Officers' Certificates and Opinions of Counsel, other than allowing Noteholders upon reasonable notice, to inspect such reports, information, documents, Officers' Certificates and Opinions of Counsel.

      (nn) The powers conferred by these presents upon the Note Trustee or any Receiver shall be in addition to and not in substitution for any powers which may from time to time be conferred on the Note Trustee or any such Receiver by statute or under common law.

      (oo) The Note Trustee has no duties or responsibilities except those expressly set out in this Deed or in the other Current Issuer Transaction Documents.

      (pp) In the absence of knowledge or express notice to the contrary, the Note Trustee may assume without enquiry (other than requesting a certificate of the Current Issuer) that no Current Issuer Notes are for the time being held by or for the benefit of the Current Issuer.

      (qq) The Note Trustee may, without the consent of the Current Issuer or the Noteholders prescribe such regulations regarding the giving of directions by the Noteholders as provided in the Current Issuer Conditions, as the Note Trustee may in its sole discretion determine.

      (rr) Without prejudice to the provisions of any Current Issuer Transaction Documents relating to insurance, the Note Trustee shall not be under any obligation to insure any of the Current Issuer Charged Property or the Funding Charged Property or any deeds or documents of title or other evidence in respect of the Current Issuer Charged Property or the Funding Charged Property or to require any other person to maintain any such insurance or monitor the adequacy of any such insurance and shall not be responsible for any liability which may be suffered by any person as a result of the lack of or inadequacy of any such insurance.

      (ss) The Note Trustee shall have no liability whatsoever for any loss, cost, damages or expenses directly or indirectly suffered or incurred by a person as a result of the delivery by the Note Trustee to the Current Issuer or to any other party to the Current Issuer Transaction Documents of a certificate as to material prejudice pursuant to the Current Issuer Conditions or any Current

             Issuer Transaction Documents on the basis of an opinion formed by it in good faith.

      (tt)   For  the purpose of either Condition 5(D) (Optional Redemption  in
             Full) or Condition 5(E) (Optional Redemption for Tax and other Reasons), the Note Trustee shall not be satisfied that the Current Issuer will be in a position to fulfil its obligations referred to therein unless, inter alia, either (i) the Current Issuer has available to it sufficient cash in the Current Issuer Transaction Account and/or in Authorised Investments which will mature on or before the relevant Payment Date or (ii) the Current Issuer has entered into a legally binding contract with an entity (a) the long term unsecured debt of which is rated at least as high as the then current rating of the Current Issuer Notes by the Rating Agencies or (b) any of whose short term unsecured debt is rated A-1 by S&P and P-1 by Moody's to provide sufficient cash on or before the relevant Payment Date, in each case to enable the Current Issuer to fulfil its obligations as aforesaid.

10.4 NO FINANCIAL LIABILITY: Notwithstanding any other provision of these presents or of any other Current Issuer Transaction Document, nothing shall require the Note Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers or otherwise in connection with these presents or any other Current Issuer Transaction Document (including, without limitation, forming any opinion or employing any legal, financial or other adviser), if it shall believe that repayment of such funds or adequate indemnity against such risk or liability is not assured to it. The Note Trustee shall not be responsible for exercising the rights of any of the parties under the Current Issuer Transaction Documents or considering the basis upon which the approvals or consents are granted by any of the parties under the Current Issuer Transaction Documents.

10.5  ASCERTAINING  DEFAULT:   The  Note Trustee shall not  be  responsible  or
      liable for:

      (a) exercising any rights or powers which are assigned to it by any party to the Current Issuer Transaction Documents, including, without limitation, any servicing, administration and management functions in relation to the Mortgage Loans and shall not be liable to any person for the exercise or non-exercise of any such rights and powers;

      (b) ascertaining whether a default has occurred under the terms of any of the Current Issuer Transaction Documents and nor is the Note Trustee responsible for taking any action in connection with any such default or alleged default;

10.6 RATING OF CURRENT ISSUER NOTES: The Note Trustee shall have no responsibility for the maintenance of any rating of the Current Issuer Notes by the Rating Agencies or any other credit-rating agency or any other person.

10.7 DELIVERY OF CERTIFICATES: The Note Trustee shall have no liability whatsoever for any loss, cost damages or expenses directly or indirectly suffered or incurred by the Current Issuer, any Noteholder or any other person as a result of the delivery by the Note Trustee of a certificate, or the omission by it to deliver a certificate, to the Current Issuer as to material prejudice, on the basis of an opinion formed by it in good

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      faith.

10.8  ASSUMPTION OF NO  DEFAULT:  Except  to  the  extent  required pursuant to
      Section 315(b) of the Trust Indenture Act, the Note Trustee shall not be bound to ascertain whether any Current Issuer Note Event of Default or Potential Current Issuer Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such Current Issuer Note Event of Default or Potential Current Issuer Event of Default has happened and that the Current Issuer is observing and performing all the obligations on its part under the Current Issuer Notes and these presents and no event has happened as a consequence of which any Current Issuer Notes may become repayable.

10.9 ASSUMPTION OF NO INTERCOMPANY LOAN DEFAULT: The Note Trustee shall not be bound to ascertain whether any Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default has happened and, until it shall have actual knowledge or express notice to the contrary, the Note Trustee shall be entitled to assume that no such Intercompany Loan Event of Default or Potential Intercompany Loan Event of Default has happened and that Funding is observing and performing all the obligations on its part;

10.10 COMMERCIAL TRANSACTIONS: The Note Trustee shall not, and no director, officer or employee of any corporation being a Note Trustee hereof shall by reason of the fiduciary position of the Note Trustee be in any way precluded from making any commercial contracts or entering into any commercial transactions with any party to the Current Issuer Transaction Documents, whether directly or through any subsidiary or associated company, or from accepting the trusteeship of any other debenture stock, debentures or securities of any party to the Current Issuer Transaction Documents, and without prejudice to the generality of these provisions, it is expressly declared that such contracts and transactions include any contract or transaction in relation to the placing, underwriting, purchasing, subscribing for or dealing with or lending monies upon or making payments in respect of or any stock, shares, debenture stock, debentures or other securities of any party to the Current Issuer Transaction Documents or any contract of banking or insurance of any party to the Current Issuer Transaction Documents and neither the Note Trustee nor any such director, officer or employee shall be accountable to any Noteholder or to any party to the Current Issuer Transaction Documents for any profit, fees, commissions, interest, discounts or share of brokerage earned, arising or resulting from any such contracts or transactions, and the Note Trustee and any such director, officer or employee shall also be at liberty to retain the same without accounting therefor.

10.11 DISAPPLICATION: Section 1 of the Trustee Act 2000 shall not apply to the duties of the Note Trustee in relation to the trusts constituted by this Deed. Where there are any inconsistencies between the Trustee Acts and the provisions of this Deed, the provisions of this Deed shall, to the extent allowed by law, prevail and, in the case of any such inconsistency with the Trustee Act 2000, the provisions of this Deed shall constitute a restriction or exclusion for the purposes of that Act.

10.12 NOTE TRUSTEE LIABLE FOR NEGLIGENCE ETC.: Notwithstanding any other provision of these presents, in compliance with Section 315(d) of the Trust Indenture Act, none of the provisions of these presents shall, in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee under these presents

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      (including any requirement  under the Trust Indenture Act), having regard to the provisions of these presents conferring on the Note Trustee any powers, authorities or discretions, relieve the Note Trustee from or indemnify the Note Trustee against any liabilities which by virtue of any rule of law (including any provision of the Trust Indenture Act) would otherwise attach to it in respect of any negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under these presents.

11.   MODIFICATION AND WAIVER

11.1 MODIFICATION: The Note Trustee may without the consent or sanction of relevant class or classes of the Noteholders at any time and from time to time concur with the Current Issuer in making any modification (except a Basic Terms Modification (as defined in Schedule 4 (Provisions for Meetings of Noteholders) hereto)) (i) to these presents, the Current Issuer Notes or any of the other Current Issuer Transaction Documents, provided that the Note Trustee is of the opinion that such modification will not be materially prejudicial to the interests of the relevant class or classes of Noteholders; or (ii) to these presents, the Current Issuer Notes or any of the other Current Issuer Transaction Documents, if in the opinion of the Note Trustee such modification is of a formal, minor or technical nature or to correct a manifest error or proven error; or (iii) to any of the Current Issuer Transaction Documents which it may be necessary to make or which are required by the Rating Agencies in respect of any New Issuer or any other person who has executed an Accession Undertaking pursuant to Clause 3.11 (New Intercompany Loans) of the Funding Deed of Charge or Clause 2.2 (New Intercompany Loan Agreement) of the Intercompany Loan Terms and Conditions. Any such modification may be made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding upon the Noteholders and, unless the Note Trustee agrees otherwise, shall be notified by the Current Issuer to the Noteholders and the Rating Agencies in accordance with the Current Issuer Conditions as soon as practicable thereafter. So long as any of the Current Issuer Notes are rated by the Rating Agencies, the Current Issuer shall notify the Rating Agencies in writing as soon as reasonably practicable thereafter of any modification to the provisions of these presents, the Current Issuer Notes or any of the other Current Issuer Transaction Documents. The Note Trustee may also agree, without the consent of the Noteholders, to a change of the laws governing the Current Issuer Notes and/or the Current Issuer Transaction Documents provided that such change would not, in the opinion of the Note Trustee, be materially prejudicial to the interests of the Noteholders.

11.2 WAIVER: Subject as expressly provided otherwise in the Current Issuer Notes or in any other Current Issuer Transaction Document, the Note Trustee may from time to time and at any time without the consent or sanction of the relevant class or classes of Noteholders and without prejudice to its rights in respect of any subsequent breach, but only if and in so far as in its opinion the interests of the relevant class or classes of Noteholders shall not be materially prejudiced thereby, waive or authorise any breach or proposed breach by the Current Issuer or any other party thereto of any of the covenants or provisions contained in these presents or in any of the other Current Issuer Transaction Documents or determine that any Note Event of Default shall not be treated as such for the purposes of these presents and the Current Issuer Notes provided always that the Note Trustee shall not exercise any powers conferred on it

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

      by this Clause in contravention of any express direction given by an Extraordinary Resolution, or of a request in writing made by the holders of not less than 25 per cent. in aggregate principal amount of the relevant class of Current Issuer Notes then outstanding, in accordance with the Current Issuer Conditions (but so that no such direction or request shall affect any waiver, authorisation or determination previously given or made). Any such waiver, authorisation or determination may be given or made on such terms and subject to such conditions (if any) as the Note Trustee may determine, shall be binding on the Noteholders and, if, but only if, the Note Trustee shall so require, shall be notified by the Current Issuer to the Noteholders in accordance with the Current Issuer Conditions as soon as practicable thereafter. The provisions of this Clause 11.2 (Waivers) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from these presents and the Current Issuer Notes, as permitted by the Trust Indenture Act.

11.3 MATERIAL PREJUDICE: For the avoidance of doubt (in the context of deciding material prejudice in respect of Clauses 11.1 (Modifications) and 11.2 (Waiver)), if the Note Trustee considers in its sole opinion that the Noteholders of the same class of any or all series to which the modification or waiver relates are materially prejudiced by such waivers, the Note Trustee will not be able to sanction such modification or waiver itself, and will instead require an Extraordinary Resolution of the Noteholders of the Current Issuer Notes of such class outstanding to be passed by means of a Meeting. In accordance with the general provision contained herein, such Extraordinary Resolution must also be ratified by the Noteholders of the Current Issuer Notes of the higher class or classes in order for the Extraordinary Resolution which seeks approval of the modification or waiver to be valid and effective.

12.   ENTITLEMENT TO TREAT HOLDER AS OWNER

      The Current Issuer, the Note Trustee and any Paying Agent may (to the fullest extent permitted by applicable laws) deem and treat the holder of any Note Certificate as the absolute owner of such Note Certificate, for all purposes (whether or not such Current Issuer Note represented by such Note Certificate shall be overdue and notwithstanding any notation of ownership or other writing thereon or any notice of loss or theft of such Note Certificate), and, except as ordered by a court of competent jurisdiction or as required by applicable law, the Current Issuer, the Note Trustee and the Paying Agents shall not be affected by any notice to the contrary. All payments made to any such holder shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the monies payable in respect of such Current Issuer Note.

13.   CURRENCY INDEMNITY

13.1 CURRENCY AND INDEMNITY: The sole currency of account and payment (the "CONTRACTUAL CURRENCY") for all sums payable by the Current Issuer under or in connection with these presents, the Current Issuer Notes and the other Current Issuer Secured Obligations including damages is (a) in relation to any class of Current Issuer Notes, the currency in which such class of Current Issuer Notes is denominated and (b) in relation to Clauses 9.1 (Normal Remuneration), 9.2 (Extra Remuneration), 9.3 (Failure to Agree), 9.4 (Expenses), 9.5 (Indemnity), 9.7 (VAT) and 9.8 (Interest), pounds sterling. An amount received or recovered in a currency other than the

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

      Contractual Currency (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Current Issuer or otherwise), by the Note Trustee or any Noteholder or other Current Issuer Secured Creditors in respect of any sum expressed to be due to it from the Current Issuer will only discharge the Current Issuer to the extent of the Contractual Currency amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If the Contractual Currency amount is less than the Contractual Currency amount expressed to be due to the recipient under these presents or the Current Issuer Notes, or the other Current Issuer Transaction Documents the Current Issuer will indemnify the recipient against any loss sustained by it as a result. In any event, the Current Issuer will indemnify the recipient against the cost of making any such purchase.

13.2 INDEMNITIES SEPARATE: The indemnities in these presents constitute separate and independent obligations from the other obligations in these presents and the other Current Issuer Transaction Documents, will give rise to separate and independent causes of action, will apply irrespective of any indulgence granted by the Note Trustee and/or any Noteholder or other Current Issuer Secured Creditor and will continue in full force and effect despite any judgment, order, claim or proof for a liquidated amount in respect of any sum due under these presents, the Current Issuer Notes, any other Current Issuer Transaction Documents or any other judgment or order. Any such loss as referred to in Clause 13.1 (Currency and Indemnity) shall be deemed to constitute a loss suffered by the Note Trustee, the Noteholders or the relevant Current Issuer Secured Creditors and no proof or evidence of any actual loss shall be required by the Current Issuer or its liquidator or liquidators.

14.   APPOINTMENT, REMOVAL AND RETIREMENT OF NOTE TRUSTEE

14.1 POWER OF CURRENT ISSUER: Subject to the provisions of this Clause 14 (Appointment, Removal and Retirement of Note Trustee), the power of appointing a new Note Trustee in place of an existing Note Trustee shall be vested in the Current Issuer but such appointment or removal must be approved by (save to the extent otherwise provided in the Current Issuer Conditions) an Extraordinary Resolution of the Senior Noteholders, the Mezzanine Noteholders, the Series 2 Class M Noteholders and the Junior Noteholders of the Notes then outstanding. A trust corporation may be appointed sole trustee hereof but subject thereto there shall be at least two trustees hereof, one at least of which shall be a trust corporation. Any appointment of a new Note Trustee and any retirement of an existing Note Trustee hereof shall as soon as practicable thereafter be notified by the Current Issuer to the Noteholders. Any new Note Trustee must meet the requirements set out in Clause 14.2 (Eligibility and Disqualification) and Clause 14.6 (Retirement or Removal Not Effective).

14.2 ELIGIBILITY AND DISQUALIFICATION: This Deed shall always have a Note Trustee which shall be eligible to act as Note Trustee under Trust Indenture Act Sections 310(a)(1) and 310(a)(2). The Note Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. If the Note Trustee has or shall acquire any "CONFLICTING INTEREST" within the meaning of Trust Indenture Act Section 310(b), the Note Trustee and the Current Issuer shall comply with the provisions of Trust Indenture Act
      Section 310(b); provided, however,

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

      that there shall be excluded  from the  operation of Trust  Indenture Act
      Section 310(b)(1) any deed or deeds under which other securities or certificates of interest or participation in other securities of the Current Issuer are outstanding if the requirements for such exclusion set forth in Trust Indenture Act Section 310(b)(1) are met. If at any time the Note Trustee shall cease to be eligible in accordance with the provisions of this Clause 14.2 (Eligibility and Disqualification), the Note Trustee shall resign promptly in the manner and with the effect specified in Clause 14.5 (Retirement or Removal of Note Trustee).

14.3 POWERS OF NOTE TRUSTEE TO APPOINT: Notwithstanding the provisions of Clause 14.1 (Power of Current Issuer), the Note Trustee may (as attorney for the Current Issuer) upon giving prior notice to the Current Issuer but without the consent of the Current Issuer or the Noteholders appoint any person established or resident in any jurisdiction (whether a trust corporation or not) to act either as a separate trustee or as a co-trustee jointly with the Note Trustee:

      (a) if the Note Trustee considers such appointment to be in the interests of the Noteholders; or

      (b)    for   the  purposes  of  conforming  to  any  legal  requirements, restrictions or Current Issuer Conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

      (c) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of these presents or any of the other Current Issuer Transaction Documents against the Current Issuer or any other party thereto.

      The Current Issuer hereby irrevocably appoints the Note Trustee to be its attorney in its name and on its behalf to execute any such instrument of appointment. Such a person shall (subject always to the provisions of these presents and any other Current Issuer Transaction Document to which the Note Trustee is a party) have such trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by these presents or any of the other Current Issuer Transaction Documents to which the Note Trustee is a party) and such duties and obligations as shall be conferred or imposed on it by the instrument of appointment. The Note Trustee shall have power in like manner to remove any such person. Such proper remuneration as the Note Trustee may pay to any such person, together with any attributable costs, charges and expenses incurred by it in performing its function as such separate trustee or co-trustee, shall for the purposes of these presents be treated as costs, charges and expenses incurred by the Note Trustee.

14.4 MULTIPLE TRUSTEES: Whenever there shall be more than two trustees hereof, the majority of such trustees shall (provided such majority includes a trust corporation) be competent to execute and exercise all the trusts, powers, authorities and discretions vested by these presents and any of the other Current Issuer Transaction Documents in the Note Trustee generally.

14.5  RETIREMENT OR REMOVAL  OF  NOTE  TRUSTEE:   Subject as provided in Clause
      14.6 (Retirement or Removal not Effective), any Note Trustee for the time being of this Deed may retire at any time upon giving not less than three months' prior notice in

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

      writing to the Current Issuer without assigning any reason therefor and without being responsible for any costs resulting from such retirement. The Noteholders may by Extraordinary Resolution of each class of Noteholders remove any trustee or trustees for the time being of these presents

14.6 RETIREMENT OR REMOVAL NOT EFFECTIVE: The retirement or removal of any Note Trustee shall not become effective unless (i) there remains at least one trustee hereof being a trust corporation in office upon such retirement or removal and (ii) while the Bank of New York remains Note Trustee, the Bank of New York, in its capacity as Security Trustee shall also retire or be removed simultaneously. The Current Issuer covenants that, in the event of a trustee (being a sole trustee or the only trust corporation) giving notice or being removed under Clause 14.5 (Retirement or Removal of Note Trustee) it shall use its best endeavours to procure a new Note Trustee of these presents (being a trust corporation) to be appointed as soon as reasonably practicable thereafter (for the avoidance of doubt, on the same terms as these presents). If within 30 days of having given notice of its intention to retire, the Current Issuer has failed to appoint a replacement Note Trustee, the outgoing Note Trustee will be entitled to appoint its successor provided that the Rating Agencies confirm that the then current ratings of the Current Issuer Notes shall not be either downgraded or reviewed as a result of such appointment.

15.   TRUST INDENTURE ACT PREVAILS

      If any provision of these presents limits, qualifies or conflicts with another provision which is required to be included in these presents by, and is not subject to a contractual waiver under, the Trust Indenture Act, the required provision of the Trust Indenture Act shall be deemed to be incorporated into these presents and shall prevail.

16.   CERTIFICATES AND OPINIONS

16.1 EVIDENCE OF COMPLIANCE AS TO CONDITIONS PRECEDENT: Upon any request or application by the Current Issuer to the Note Trustee to take any action under this Trust Deed or these presents, the Current Issuer shall furnish to the Note Trustee in accordance with Section 314(c) of the Trust Indenture Act:

      (a) an Officers' Certificate (which shall include the statements set forth in Clause 16.2 (Statements Required in Certificates and Opinions) below stating that, in the opinion of the signers, all conditions precedent, if any, provided for in these presents relating to the proposed action have been complied with; and

      (b) an Opinion of Counsel (which shall include the statements set forth in Clause 16.2 (Statements Required in Certificates and Opinions) below) stating that, in the opinion of such counsel, all such conditions precedent, if any, provided for in these presents relating to the proposed action have been complied with.

16.2 STATEMENTS REQUIRED IN CERTIFICATES AND OPINIONS: Each certificate and opinion with respect to compliance with a condition or covenant provided for in these presents or these presents, in accordance with Section 314(e) of the Trust Indenture Act, shall include:

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

      (a) a statement that the person making such certificate or opinion has read such covenant or condition and the definitions relating thereto;

      (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

      (c) a statement that, in the opinion of such person, it or he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

      (d) a statement as to whether or not, in the opinion of such person, such covenant or condition has been complied with.

17.   RELEASE OF COLLATERAL

17.1 LIMITATION ON RELEASE: Except to the extent expressly provided in this Clause 17 (Release of Collateral), the Note Trustee shall release the property from the security constituted by the Current Issuer Deed of Charge only upon receipt of a request from the Current Issuer accompanied by an Officers' Certificate, an Opinion of Counsel and certificates of independent parties in accordance with Trust Indenture Act Sections 314(c) and 314(d)(1) ("INDEPENDENT CERTIFICATES") or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the Trust Indenture Act does not require any such Independent Certificates.

17.2 FAIR VALUE: Prior to the release of any property or securities subject to the lien of the Current Issuer Deed of Charge, the Current Issuer shall, in addition to any obligation imposed in this Clause 17 (Release of Collateral) or elsewhere in these presents, furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of each person signing such certificate as to the fair value to the Current Issuer of the property or securities to be so released. The officers so certifying may consult with, and may conclusively rely upon a certificate as to the fair value of such property provided to such officers by an internationally recognised financial institution with expertise in such matters. Whenever the Current Issuer is required to furnish to the Note Trustee an Officers' Certificate certifying or stating the opinion of any signer thereof as to the matters described in this Clause 17.2 (Fair Value), the Current Issuer shall also deliver to the Note Trustee an Independent Certificate as to the same matters, if the fair value to the Current Issuer of the property to be so released and of all other such property made the basis of any such release since the commencement of the then current fiscal year of the Current Issuer, as set forth in the certificates delivered pursuant to this Clause 17 (Release of Collateral), is 10% or more of the Principal Amount Outstanding of the Current Issuer Notes, but such a certificate need not be furnished with respect to any property so released if the fair value thereof to the Current Issuer as set forth in the related Officers' Certificate is less than $25,000 (or its equivalent) or less than one per cent. of the Principal Amount Outstanding of the Current Issuer Notes.

17.3 NO IMPAIRMENT: Whenever any property is to be released from the security constituted by the Current Issuer Deed of Charge, the Current Issuer
      shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each

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

      person signing such certificate that in the opinion of such person the proposed release will not impair the security under the Current Issuer Deed of Charge in contravention of the provisions hereof.

17.4 PAYMENTS UNDER CURRENT ISSUER TRANSACTION DOCUMENTS: Notwithstanding anything to the contrary contained herein, the Current Issuer may (a) make cash payments out of the Current Issuer Bank Accounts relating to the Current Issuer Notes as and to the extent permitted or required by the Current Issuer Transaction Documents (b) act in relation to the Current Issuer Charged Property as permitted under the Current Issuer Deed of Charge and (c) take any other action not inconsistent with the Trust Indenture Act.

18.   RIGHTS CUMULATIVE

      The respective rights of the Note Trustee and the Noteholders to these presents are cumulative and may be exercised as often as each considers appropriate and are in addition to their respective rights under the general law. No failure on the part of the Note Trustee or any Noteholder to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies in these presents are cumulative and not exclusive of any remedies provided by law.

19.   NOTICES

19.1 Any notices or other communication or document to be given or delivered pursuant to these presents to any of the parties hereto shall be sufficiently served if sent by prepaid first class post, by hand or by facsimile transmission and shall be deemed to be given (in the case of facsimile transmission) when despatched or (where delivered by hand) on the day of delivery if delivered before 17.00 hours on a London Business Day or on the next London Business Day if delivered thereafter or (in the case of first class post) when it would be received in the ordinary course of the post and shall be sent:

      (a) in the case of the Current Issuer, to Granite Mortgages 03-2 plc c/o Fifth Floor, 100 Wood Street, London EC2V 7EX (facsimile number 020 7606 0643) for the attention of The Company Secretary with a copy to Northern Rock plc, Northern Rock House, Gosforth, Newcastle upon Tyne NE3 4PL (facsimile number 0191 213 2203) for the attention of the Group Secretary;

      (b) in the case of the Note Trustee, to The Bank of New York, 48th Floor, One Canada Square, London E14 5AL (facsimile number 020 7964 6061/6399) for the attention of (Corporate Trust) Global Structured Finance;

      or to such other address or facsimile number or for the attention of such other person or entity as may from time to time be notified by any party to the others by fifteen days prior written notice in accordance with the provisions of this Clause 19 (Notices).

19.2 COMMUNICATIONS BY NOTEHOLDERS WITH OTHER NOTEHOLDERS: Noteholders may communicate pursuant to Trust Indenture Act Section 312(b) with other Noteholders with respect to their rights under these presents or the Current Issuer Notes. The Current Issuer and the Note Trustee shall have the protection of Trust Indenture Act Section 312(c).

19.3 NOTICES TO NOTEHOLDERS: Any notice or communication mailed to Noteholders hereunder shall be transmitted by mail to (a) all Noteholders as the names and addresses of such Noteholders appear upon the Register and (b) such Noteholders to whom Trust Indenture Act Section 313(c) requires reports to be transmitted.

20.   THIRD PARTY RIGHTS

      A person who is not a party to these presents may not enforce any of its terms under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

21.   EXECUTION IN COUNTERPARTS; SEVERABILITY

21.1 COUNTERPARTS: This Trust Deed may be executed in any number of counterparts (manually or by facsimile) and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

21.2 SEVERABILITY: Where any provision in or obligation under these presents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations under these presents, or of such provision or obligation in any other jurisdiction, shall not be affected or impaired thereby.

22.   GOVERNING LAW AND JURISDICTION; APPROPRIATE FORUM

22.1 GOVERNING LAW: These presents and the Current Issuer Notes are governed by, and shall be construed in accordance with, English law.

22.2 JURISDICTION: Each of the parties hereto agrees for the benefit of the Note Trustee and the Noteholders that the courts of England shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle any disputes, which may arise out of or in connection with these presents and, for such purposes, irrevocably submits to the jurisdiction of such courts.

22.3 APPROPRIATE FORUM: Each of the parties hereto irrevocably waives any objection which it might now or hereafter have to the courts of England being nominated as the forum to hear and determine any Proceedings and to settle any disputes, and agrees not to claim that any such court is not a convenient or appropriate forum.

IN WITNESS of which these presents has been executed by the parties hereto as a deed which has been delivered on the date first appearing on page one.

                                  SCHEDULE 1
                       FORMS OF GLOBAL NOTE CERTIFICATES

                          GRANITE MORTGAGES 03-2 PLC
   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

                  SERIES 1 CLASS [*] GLOBAL NOTE CERTIFICATE

                                 REPRESENTING
             US$[*] SERIES 1 CLASS [*] FLOATING RATE NOTES DUE [*]


1.    Introduction

      This Series 1 Class [*] Global Note Certificate is issued in respect of the US$[*] Series 1 Class [*] Floating Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), and is limited to the aggregate principal amount of

                                 [*] US Dollars
                                    (US$[*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that:

                                  CEDE & CO.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of

                                [*] US Dollars
                                   (US$[*])
      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [*] US Dollars (US$[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the custodian for DTC of this Global Note Certificate) quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) The Depository Trust Company ("DTC") has notified the Current Issuer that it is at any time unwilling or unable to continue as, or ceases to be, a clearing agency under the United States Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and a successor to DTC registered as a clearing agency under the Exchange Act is not appointed by the Current Issuer within 90 days of such notification, or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder and/or DTC, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Tax Treatment

      The Current Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each Holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.   Notices

      Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of DTC or any other clearing system (an "ALTERNATIVE CLEARING SYSTEM") notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to DTC or (as the case may be) such Alternative Clearing System.

11.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

12.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

13.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

14.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

15.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC


By:...................................
   [manual or facsimile signature]
   (duly authorised)

ISSUED in London, England on [*] 2003.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability



.......................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED .....................................,  being the registered holder of this Global Note Certificate, hereby transfers to

of.............................................................................

................................................................................

US$   .....................................   in   principal  amount   of   the
US$[amount] Series 1 Class [*] Floating Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.



Dated:................................


By:...................................
   (duly authorised)


NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to US$1,000 or an integral multiple of U.S.$1,000 in excess thereof.

[Attached to the Global Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT               REGISTRAR
        [NAME]                         [NAME]
      [ADDRESS]                      [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[NAME]                          [NAME]
[ADDRESS]                       [ADDRESS]

                        FORM OF GLOBAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 03-2 PLC
   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

               SERIES 2 CLASS [A/B/M/C2] GLOBAL NOTE CERTIFICATE

                                 REPRESENTING
          E[*] SERIES 2 CLASS [A/B/M/C2] FLOATING RATE NOTES DUE [*]


1.    Introduction

      This Series 2 Class [A/B/M/C2] Global Note Certificate is issued in respect of the e[*] Series 2 Class [A/B/M/C2] Floating Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), and is limited to the aggregate principal amount of

                                   [*] Euro
                                    ([e][*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that:

                             CITIVIC NOMINEES LTD.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of

                                    [*] Euro
                                    ([e][*])

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [*] Euro (e[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Notices

      Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC


By:...................................
   [manual or facsimile signature]
   (duly authorised)

ISSUED in London, England on [*] 2003.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.

as Registrar without recourse, warranty, or liability




.................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED............................., being the registered holder of this Global Note Certificate, hereby transfers to .............................
of.............................................................................
................................................................................
.............[euro] .................. in principal amount of the [euro][amount]
Series 2 Class [A/B/M/C2] Floating Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.




Dated:................................

By:...................................
                       (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to [euro]1,000 or an integral multiple of [euro]1,000 in excess thereof.

[Attached to the Global Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT REGISTRAR
[NAME]         [NAME]
[ADDRESS]       [ADDRESS]


PAYING AGENTS AND TRANSFER AGENT

[NAME]                          [NAME]

[ADDRESS]                       [ADDRESS]

                          GRANITE MORTGAGES 03-2 PLC

   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

                SERIES 2 CLASS C1 FIXED GLOBAL NOTE CERTIFICATE

                                 REPRESENTING

                [euro][*] SERIES 2 CLASS C1 FIXED RATE NOTES DUE [*]


1.    Introduction

      This Series 2 Class C1 Global Note Certificate is issued in respect of the [euro}[*] Series 2 Class C1 Fixed Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), and is limited to the aggregate principal amount of

                                   [*] Euro

                                    ([euro][*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that:

                             CITIVIC NOMINEES LTD.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of

                                   [*] Euro

                                    ([euro][*])

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [*] Euro (e[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) annually in arrear on the 20th day of July of each year (or, if such day is not a Business Day, the next succeeding Business Day) until the earlier to occur of (i) the Payment Date in July 2010, (ii) the occurrence of a Trigger Event (as defined in the Current Issuer Conditions) or (iii) enforcement of Current Issuer Security (as defined in the Current Issuer Conditions) and thereafter quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office
                                     56

      (as defined in the Current Issuer Conditions)of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Notices

      Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.
                                   57

13.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.
                                   58

GRANITE MORTGAGES 03-2 PLC


By:...................................

       [manual or facsimile signature]
       (duly authorised)

ISSUED in London, England on [*] 2003.

AUTHENTICATED for and on behalf of

CITIBANK, N.A.

as Registrar without recourse, warranty, or liability




.................................
[manual signature]
(duly authorised)
                                   59

FORM OF TRANSFER

FOR VALUE RECEIEVED..............................., being the registered holder
of      this      Global      Note      Certificate,      hereby      transfers
to..............................
................................................................................
of.............................................................................
................................................................................
................[euro].............  in principal  amount of the  [euro][amount]
Series 2 Class C1 Fixed Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.




Dated:................................

By:...................................
                     (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to {euro]1,000 or an integral multiple of e1,000 in excess thereof.

[Attached to the Global Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT        REGISTRAR
        [NAME]                 [NAME]
      [ADDRESS]              [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[NAME]                          [NAME]

[ADDRESS]                       [ADDRESS]

                          FORM OF GLOBAL CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THIS OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 03-2 PLC

   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

                   SERIES 3 CLASS A GLOBAL NOTE CERTIFICATE

                                 REPRESENTING

        {pound-sterling} [*] SERIES 3 CLASS A FIXED RATE NOTES DUE [*]

1.    Introduction

      This Series 3 Class A Global Note Certificate is issued in respect of the {pound-sterling} [*] Series 3 Class A Fixed Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), and is limited to the aggregate principal amount of

                              [*] Pounds Sterling

                             ({pound-sterling}[*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that:

                             CITIVIC NOMINEES LTD.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of

                              [*] Pounds Sterling

                             ({pound-sterling}[*])

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [*] Pounds Sterling ({pound-sterling}[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) annually in arrear on the 20th day of July of each year (or, if such day is not a Business Day, the next succeeding Business Day) until the earlier to occur of (i) the Payment Date in July 2010, (ii) the occurrence of a Trigger Event (as defined in the Current Issuer Conditions) or (iii) enforcement of Current Issuer Security (as defined in the Current Issuer Conditions) and thereafter quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office
                                   64

      (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Notices

      Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.
                                   66

GRANITE MORTGAGES 03-2 PLC


By:...................................


[manual or facsimile signature]


(duly authorised)

ISSUED in London, England on [*] 2003.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.
as Registrar without recourse, warranty, or liability



.....................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR  VALUE  RECEIVED  .................................,  being  the registered holder of this Global Note Certificate, hereby transfers to....................

................................................................................

of ............................................................................

................................................................................


................................................................................
................................................................................
.......................{pound-sterling}................in  principal  amount  of the {pound-sterling}[amount] Series 3 Class A Fixed Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.


Dated:................................

By:...................................
                         (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)   Any   transfer   of   Notes   shall    be   in   an   amount   equal   to
      {pound-sterling}1,000 or an integral multiple of {pound-sterling}1,000 in excess thereof.

[Attached to the Global Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                REGISTRAR
        [NAME]                         [NAME]
      [ADDRESS]                      [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[NAME]                          [NAME]

[ADDRESS]                       [ADDRESS]

                          GRANITE MORTGAGES 03-2 PLC

   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

                   SERIES 3 CLASS C GLOBAL NOTE CERTIFICATE

                                 REPRESENTING

       {pound-sterling} [*] SERIES 3 CLASS C FLOATING RATE NOTES DUE [*]

1.    Introduction

      This Series 3 Class C Global Note Certificate is issued in respect of the {pound-sterling} [*] Series 3 Class C Floating Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), and is limited to the aggregate principal amount of

                              [*] Pounds Sterling

                             ({pound-sterling}[*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that:

                             CITIVIC NOMINEES LTD.

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of

                              [*] Pounds Sterling

                             ({pound-sterling}[*])

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Global Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Global Note Certificate (being at the date hereof [*] Pounds Sterling ({pound-sterling}[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time (as noted in the records of the common depositary for Euroclear and Clearstream, Luxembourg of this Global Note Certificate) quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Exchange for Individual Note Certificates

      This Global Note Certificate will be exchangeable (in whole but not in part and free of charge to the holder) for duly authenticated and completed individual note certificates ("INDIVIDUAL NOTE CERTIFICATES") in substantially the form (subject to completion) set out in Schedule 2 to the Current Issuer Trust Deed only if (i) both Euroclear and Clearstream, Luxembourg are closed for a continuous period of 14 days (other than by reason of a holiday, statutory or otherwise) or announce an intention to permanently cease business and do so cease to do business and no alternative clearing system satisfactory to the Note Trustee is available or (ii) as a result of any amendment to, or change in, the laws or regulations of the United Kingdom (or of any political subdivision thereof), or of any authority therein or thereof having power to tax, or in the interpretation or administration by a revenue authority or a court or administration of such laws or regulations which becomes effective on or after the Closing Date, the Current Issuer or any Paying Agent is or will be required to make any deduction or withholding from any payment in respect of the Notes which would not be required were the relevant Notes Individual Note Certificates. Such exchange shall be effected in accordance with paragraph 6 (Delivery of Individual Note Certificates) below.

6.    Delivery of Individual Note Certificates

      Whenever this Global Note Certificate is to be exchanged for Individual Note Certificates, such Individual Note Certificates shall be issued in an aggregate principal amount equal to the principal amount of this Global Note Certificate within five business days of the delivery, by or on behalf of the Holder, Euroclear and/or Clearstream, Luxembourg, to the Registrar of such information as is required to complete and deliver such Individual Note Certificates (including, without limitation, the names and addresses of the persons in whose names the Individual Note Certificates are to be registered and the principal amount of each such person's holding) against the surrender of this Global Note Certificate at the Specified Office (as defined in the Current Issuer Conditions) of the Registrar. Such exchange shall be effected in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement and the regulations concerning the transfer and registration of Notes scheduled thereto and, in particular, shall be effected without charge to any Holder or the Note Trustee, but against such indemnity as the Registrar may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such exchange. In this paragraph, "BUSINESS DAY" means a day on which commercial banks are open for business in the city in which the Registrar has its Specified Office.

7.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Global Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Global Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

8.    Conditions apply

      Save as otherwise provided herein, the Holder of this Global Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Global Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Global Note Certificate.

9.    Notices

      Notwithstanding Condition 14 (Notice to Noteholders), so long as this Global Note Certificate is held on behalf of Euroclear and Clearstream, Luxembourg or any alternative clearing system (an "ALTERNATIVE CLEARING SYSTEM"), notices to Holders of Notes represented by this Global Note Certificate may be given by delivery of the relevant notice to Euroclear and Clearstream, Luxembourg or (as the case may be) such Alternative Clearing System.

10.   Determination of Entitlement

      This Global Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Global Note Certificate.

11.   Authentication

      This Global Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

12.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

13.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Global Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

14.   Governing law

      This Global Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Global Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC


By:...................................
[manual or facsimile signature]
(duly authorised)

ISSUED in London, England on [*] 2003.

AUTHENTICATED for and on behalf of
CITIBANK, N.A.

as Registrar without recourse, warranty, or liability



.......................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR  VALUE  RECEIVED  .................................,  being  the registered holder of this Global Note Certificate, hereby transfers to

................................................................................

of ............................................................................

................................................................................


................................................................................
.............................................................................
.................{pound-sterling}...............in   principal   amount  of  the
{pound-sterling}[amount] Series 3 Class C Floating Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.


Dated:................................

By:...................................
                         (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Global Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)   Any    transfer   of   Notes   shall   be   in   an   amount   equal   to
      {pound-sterling}1,000 or an integral multiple of {pound-sterling}1,000 in excess thereof.

[Attached to the Global Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT        REGISTRAR
        [NAME]                 [NAME]
      [ADDRESS]              [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[NAME]                          [NAME]
[ADDRESS]                       [ADDRESS]

                          FORM OF GLOBAL CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THIS OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                                  SCHEDULE 2


                     FORMS OF INDIVIDUAL NOTE CERTIFICATES

-------------------------------------------------------------------------------
US$[1,000/10,000]   [ISIN]    [CUSIP]    [COMMON CODE]   [SERIES]  [SERIAL NO.]
-------------------------------------------------------------------------------


                          GRANITE MORTGAGES 03-2 PLC


   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

                SERIES 1 CLASS [*] INDIVIDUAL NOTE CERTIFICATE

                                 REPRESENTING

             US$[*] SERIES 1 CLASS [*] FLOATING RATE NOTES DUE [*]


1.    Introduction

      This Series 1 Class [*] Individual Note Certificate is issued in respect of the US$[*] Series 1 Class [*] Floating Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), limited to the aggregate principal amount of

                                [*] US Dollars

                                   (US$[*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that

                                 [NOTEHOLDER]

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                    US$[*]

                         US DOLLARS [AMOUNT IN WORDS]

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [*] US Dollars (US$[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.    Conditions apply

      Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.    Determination of Entitlement

      This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.    Authentication

      This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.    Tax Treatment

      The Current Issuer will treat the Notes as indebtedness for U.S. federal income tax purposes. Each holder of a Note, by the acceptance hereof, agrees to treat this Note for U.S. federal income tax purposes as indebtedness.

10.   Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

11.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

12.   Governing law

      This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC


By:   ...................................
      [manual or facsimile signature]
      (duly authorised)

ISSUED in London, England on [*].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.

as Registrar without recourse, warranty, or liability




.......................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED............................,  being the registered holder of this Individual Note Certificate, hereby transfers to..........................
................................................................................
of.............................................................................
................................................................................
.........................US$ .......................................in principal amount of the US$[amount] Series 1 Class [*] Floating Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agency and Agent Bank Agreement.

Dated:................................

By:...................................
                       (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to US$1,000 or an integral multiple of U.S.$1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT              REGISTRAR
        [NAME]                       [NAME]
      [ADDRESS]                     [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[NAME]                          [NAME]
[ADDRESS]                       [ADDRESS]

                      FORM OF INDIVIDUAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                          GRANITE MORTGAGES 03-2 PLC


   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

             SERIES 2 CLASS [A/B/M/C2] INDIVIDUAL NOTE CERTIFICATE

                                    REPRESENTING

             [EURO][*] SERIES 2 CLASS [A/B/M/C2] FLOATING RATE NOTES DUE [*]


1.    Introduction

            This Series 2 Class [A/B/M/C2] Individual Note Certificate is issued in respect of the [EURO][*] Series 2 Class [A/B/M/C2] Floating Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), limited to the aggregate principal amount of

                                   [*] Euro

                                    ([EURO][*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that

                                 [NOTEHOLDER]

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                     [EURO][*]

                             EURO[AMOUNT IN WORDS]

      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [*] Euro (e[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.    Conditions apply

      Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.    Determination of Entitlement

      This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.    Authentication

      This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.    Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.   Governing law

      This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC


By:    ...................................
      [manual or facsimile signature]
      (duly authorised)

ISSUED in London, England on [*].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.

as Registrar without recourse, warranty, or liability




.......................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED  ...................................................,  being the registered holder of this Individual Note Certificate, hereby transfers to
................................................................................
of.............................................................................
...........[EURO]   ...........................   in  principal  amount  of  the
[EURO][amount] Series 2 Class [A/B/M/C2] Floating Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.


Dated:................................

By:...................................
                        (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to e1,000 or an integral multiple of e1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT         REGISTRAR
        [NAME]                  [NAME]
      [ADDRESS]               [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[Name]                          [Name]
[Address]                       [Address]

------------------------------------------------------------------------------
[EURO][1,000/10,000]    [ISIN]     [COMMON CODE]     [SERIES]      [SERIAL NO.]
-------------------------------------------------------------------------------



                          GRANITE MORTGAGES 03-2 PLC


   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                                NUMBER 4684567)

                 SERIES 2 CLASS C1 INDIVIDUAL NOTE CERTIFICATE

                                 REPRESENTING

               [EURO][*] SERIES  2 CLASS C1 FIXED RATE NOTES DUE [*]


1.    Introduction

      This Series 2 Class C1 Individual Note Certificate is issued in respect of the [EURO][*] Series 2 Class C1 Fixed Rate Notes due[*](the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), limited to the aggregate principal amount of

                                   [*] Euro

                                    ([EURO][*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that

                                 [NOTEHOLDER]

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                                     [EURO][*]

                             EURO[AMOUNT IN WORDS]
      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [*] Euro (e[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate) annually in arrear on the 20th day of July of each year (or, if such day is not a Business Day, the next succeeding Business Day) until the earlier to occur of (i) the Payment Date in July 2010, (ii) the occurrence of a Trigger Event (as defined in the Current Issuer Conditions) or (iii) enforcement of Current Issuer Security (as defined in the Current Issuer Conditions) and thereafter quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.    Conditions apply

      Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.    Determination of Entitlement

      This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.    Authentication

      This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.    Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.   Governing law

      This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC


By:    ...................................
      [manual or facsimile signature]
      (duly authorised)

ISSUED in London, England on [*].

AUTHENTICATED for and on behalf of
CITIBANK, N.A.

as Registrar without recourse, warranty, or liability




.......................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED  ...................................................,  being the registered holder of this Individual Note Certificate, hereby transfers to
................................................................................
of.............................................................................
..............[EURO] ...............  in  principal amount of the [EURO][amount]
Series 2 Class C1 Fixed Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.


Dated:................................
By:...................................
                        (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c) Any transfer of Notes shall be in an amount equal to [EURO]1,000 oran integral multiple of [EURO]1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT          REGISTRAR
        [NAME]                   [NAME]
      [ADDRESS]                [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[Name]                          [Name]
[Address]                       [Address]

-------------------------------------------------------------------------------
{pound-sterling}[1,000/10,000]   [ISIN]   [COMMON CODE]  [SERIES]  [SERIAL NO.]
-------------------------------------------------------------------------------


                          GRANITE MORTGAGES 03-2 PLC


   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                               NUMBER  4684567)

                 SERIES 3 CLASS A INDIVIDUAL NOTE CERTIFICATE

                                 REPRESENTING

        {pound-sterling} [*] SERIES 3 CLASS A FIXED RATE NOTES DUE [*]


1.    Introduction

      This Series 3 Class A Individual Note Certificate is issued in respect of the {pound-sterling} [*] Series 3 Class A Fixed Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), limited to the aggregate principal amount of

                              [*] Pounds Sterling

                             ({pound-sterling}[*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that

                                 [NOTEHOLDER]

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                             {pound-sterling} [*]

                       POUNDS STERLING [AMOUNT IN WORDS]
      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [*] Pounds Sterling ({pound-sterling}[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust
      Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate) annually in arrear on the 20th day of July of each year (or, if such day is not a Business Day, the next succeeding Business Day) until the earlier to occur of (i) the Payment Date in July 2010, (ii) the occurrence of a Trigger Event (as defined in the Current Issuer Conditions) or (iii) enforcement of Current Issuer Security (as defined in the Current Issuer Conditions) and thereafter quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.    Conditions apply

      Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.    Determination of Entitlement

      This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.    Authentication

      This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.    Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.   Governing law

      This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC



By:   ...................................
      [manual or facsimile signature]
      (duly authorised)

ISSUED in London, England on [*].

AUTHENTICATED for and on behalf of

CITIBANK, N.A.

as Registrar without recourse, warranty, or liability


.......................................
[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED  ...................................................,  being the registered holder of this Individual Note Certificate, hereby transfers to
of.............................................................................
.................{pound-sterling}.........in    principal    amount    of    the
{pound-sterling} [amount] Series 3 Class A Fixed Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.

Dated:................................

By:...................................
                       (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)   Any   transfer   of   Notes    shall   be   in   an   amount   equal   to
      {pound-sterling}1,000 or an integral multiple of {pound-sterling}1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT       REGISTRAR
        [NAME]                [NAME]
      [ADDRESS]             [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[Name]                          [Name]
[Address]                       [Address]

-------------------------------------------------------------------------------
{pound-sterling}[1,000/10,000]   [ISIN]   [COMMON CODE]   [SERIES] [SERIAL NO.]
-------------------------------------------------------------------------------


                          GRANITE MORTGAGES 03-2 PLC


   (INCORPORATED WITH LIMITED LIABILITY IN ENGLAND AND WALES WITH REGISTERED
                               NUMBER  4684567)

                 SERIES 3 CLASS C INDIVIDUAL NOTE CERTIFICATE

                                 REPRESENTING

       {pound-sterling} [*] SERIES 3 CLASS C FLOATING RATE NOTES DUE [*]


1.    Introduction

      This Series 3 Class C Individual Note Certificate is issued in respect of the {pound-sterling} [*] Series 3 Class C Floating Rate Notes due [*] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER"), limited to the aggregate principal amount of

                              [*] Pounds Sterling

                             ({pound-sterling}[*])

      The Notes are constituted by, are subject to, and have the benefit of, a trust deed dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER TRUST DEED") between the Current Issuer and The Bank of New York as trustee (the trustee for the time being thereof being herein called the "NOTE TRUSTEE") and are the subject of a paying agent and agent bank agreement dated [*] 2003 (as amended or supplemented from time to time, the "CURRENT ISSUER PAYING AGENT AND AGENT BANK AGREEMENT") between the Current Issuer, the Principal Paying Agent, the Agent Bank, Citibank, N.A. as registrar (the "REGISTRAR", which expression includes any successor registrar appointed from time to time in connection with the Notes), the Transfer Agent, the US Paying Agent and the Note Trustee.

2.    References to Conditions

      References herein to the Current Issuer Conditions (or to any particular numbered Condition) shall be to the Current Issuer Conditions (or that particular one of them) attached hereto.

3.    Registered Holder

      This is to certify that

                                 [NOTEHOLDER]

      is the person registered in the register maintained by the Registrar in relation to the Notes (the "REGISTER") as the duly registered holder (the "HOLDER") of Notes represented from time to time by this Individual Note Certificate in the aggregate principal amount of:

                             {pound-sterling} [*]

                       POUNDS STERLING [AMOUNT IN WORDS]
      in aggregate principal amount of the Notes.

4.    Promise to pay

      Subject only as provided in this Individual Note Certificate and the Current Issuer Conditions, the Current Issuer, for value received, promises to pay to the Holder the principal amount of this Individual Note Certificate (being at the date hereof [*] Pounds Sterling ({pound-sterling}[*])) on the Payment Date falling in [*] (or on such earlier date as the said principal amount may become repayable in accordance with the Current Issuer Conditions or the Current Issuer Trust
      Deed) and to pay interest on the principal amount from time to time of this Individual Note Certificate quarterly in arrear on each Payment Date at the rates determined in accordance with the Current Issuer Conditions together with such premium and other amounts (if any) as may be payable, all subject to and in accordance with the Current Issuer Conditions and the provisions of the Current Issuer Trust Deed.

5.    Payments

      Payments of principal, premium (if any) and interest in respect of Notes represented by this Individual Note Certificate will be made in accordance with the Current Issuer Conditions. All payments of any amounts payable and paid to the Holder of this Individual Note Certificate shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability for the monies payable hereon.

6.    Conditions apply

      Save as otherwise provided herein, the Holder of this Individual Note Certificate shall have the benefit of, and be subject to, the Current Issuer Conditions, and, for the purposes of this Individual Note Certificate, any reference in the Current Issuer Conditions to "NOTE CERTIFICATE" or "NOTE CERTIFICATES" shall, except where the context otherwise requires, be construed so as to include this Individual Note Certificate.

7.    Determination of Entitlement

      This Individual Note Certificate is evidence of entitlement only and is not a document of title. Entitlements are determined by the Registrar by reference to the Register and only the Holder is entitled to payment in respect of this Individual Note Certificate.

8.    Authentication

      This Individual Note Certificate shall not be or become valid for any purpose unless and until authenticated by or on behalf of Citibank, N.A. as Registrar.

9.    Definitions

      Terms not defined herein have the meaning ascribed to such terms in the Current Issuer Conditions.

10.   Rights of Third Parties

      No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term or condition of this Individual Note Certificate, but this shall not affect any right or remedy which exists or is available apart from that Act.

11.   Governing law

      This Individual Note Certificate is governed by, and shall be construed in accordance with, the laws of England.

IN WITNESS whereof the Current Issuer has caused this Individual Note Certificate to be signed manually or in facsimile by a person duly authorised on its behalf.

GRANITE MORTGAGES 03-2 PLC



By:   ...................................
      [manual or facsimile signature]
      (duly authorised)

ISSUED in London, England on [*].

AUTHENTICATED for and on behalf of

CITIBANK, N.A.

as Registrar without recourse, warranty, or liability


.......................................


[manual signature]
(duly authorised)

FORM OF TRANSFER

FOR VALUE RECEIVED  ...................................................,  being the registered holder of this Individual Note Certificate,  hereby transfers to
................................................................................
of ............................................................................
................{pound-sterling}....................................in principal amount of the {pound-sterling} [amount] Series 3 Class C Floating Rate Notes due [maturity] (the "NOTES") of Granite Mortgages 03-2 plc (the "CURRENT ISSUER") and irrevocably requests and authorises Citibank, N.A., in its capacity as Registrar in relation to the Notes (or any successor to Citibank, N.A., in its capacity as such) to effect the relevant transfer by means of appropriate entries in the Register kept by it.

We as transferor of the Notes represented by this Individual Note Certificate hereby certify that such Notes are being transferred in accordance with the transfer restrictions set forth in Schedule 2 to the Current Issuer Paying Agent and Agent Bank Agreement.

Dated:................................

By:...................................
                       (duly authorised)

NOTES

The name of the person by or on whose behalf this form of transfer is signed must correspond with the name of the registered holder as it appears on the face of this Individual Note Certificate.

(a) A representative of such registered holder should state the capacity in which he signs, e.g. executor.

(b) The signature of the person effecting a transfer shall conform to any list of duly authorised specimen signatures supplied by the registered holder or be certified by a recognised bank, notary public or in such other manner as the Registrar may require.

(c)   Any   transfer   of   Notes   shall    be   in   an   amount   equal   to
      {pound-sterling}1,000 or an integral multiple of {pound-sterling}1,000 in excess thereof.

[Attached to the Individual Note Certificate:]

      [Terms and Conditions as set out in Schedule 3]

[At the foot of the Terms and Conditions:]

PRINCIPAL PAYING AGENT                    REGISTRAR
        [NAME]                             [NAME]
      [ADDRESS]                           [ADDRESS]

PAYING AGENTS AND TRANSFER AGENT

[Name]                          [Name]
[Address]                       [Address]

                        FORM OF GLOBAL NOTE CERTIFICATE

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND, AS A MATTER OF U.S. LAW, PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND THE COMMENCEMENT OF THE OFFERING OF THE CURRENT ISSUER NOTES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES.

                                  SCHEDULE 3
                    CURRENT ISSUER CONDITIONS OF THE NOTES

                       Terms and conditions of the notes

     The following are the Terms and Conditions (the "Conditions", and any reference to a "Condition" shall be construed accordingly) of the Notes in the form (subject to amendment) in which they will be set out in the Current Issuer Trust Deed. Investors should note that the issuer is referred to in the Conditions as the "Current Issuer" and references to those documents to which the issuer is a party are generally preceded with the words "Current Issuer". A glossary of definitions appears in Condition 17 of these Conditions.

     The Notes of the Current Issuer are constituted by the Current Issuer Trust Deed. The security for the Notes is created pursuant to, and on the terms set out in, the Current Issuer Deed of Charge. By the Current issuer Paying Agent and Agent Bank Agreement, provision is made for, inter alia, the payment of principal and interest in respect of the Notes.

     The statements in these Conditions include summaries of, and are subject to, the detailed provisions of the Current Issuer Trust Deed, the Current Issuer Deed of Charge and the Current Issuer Paying Agent and Agent Bank Agreement. The Notes are also the subject of the Current Issuer Dollar Currency Swap Agreements, the Current Issuer Euro Currency Swap Agreements, the Current Issuer Interest Rate Swap Agreement and the Current Issuer Basis Rate Swap Agreement.

     Copies of the Current Issuer Trust Deed, the Current Issuer Deed of Charge, the Current Issuer Master Definitions Schedule dated on or about the Closing Date, the Current Issuer Paying Agent and Agent Bank Agreement and each of the other Transaction Documents are available for inspection at the head office for the time being of (i) the Principal Paying Agent, being at the date hereof 5 Carmelite Street, London EC4Y OPA and (ii) the US Paying Agent, being at the date hereof 14th Floor Zone 3, 111 WaIl Street, New York, New York 10043. The Noteholders are entitled to the benefit of, are bound by, and are deemed to have notice of, all the provisions of, and definitions contained or incorporated in, the Current Issuer Trust Deed, the Current Issuer Deed of Charge, the Current Issuer Intercompany Loan Agreement, the Funding Deed of Charge, the Current Issuer Cash Management Agreement, the Current Issuer Paying Agent and Agent Bank Agreement, the Current Issuer Basis Rate Swap Agreement, the Current Issuer Interest Rate Swap Agreement, the Current Issuer Dollar Currency Swap Agreements and the Current Issuer Euro Currency Swap Agreements.

     The issue of the Notes was authorised by a resolution of the Board of Directors of the Current Issuer passed on or about 16 May 2003.

1.   Form, Denomination, Register, Title and Transfers

(A)  Form and Denomination

     The Dollar Notes, the Series 2 Class C1 Notes and the Series 3 Class C Notes will initially be offered and sold pursuant to a registration statement filed with the United States Securities and Exchange Commission. The Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes, the Series 2 Class C2 Notes and the Series 3 Class A Notes will initially be offered and sold outside the United States to non-US persons pursuant to Reg S.

     Each class of the Dollar Notes will be in fully registered global form in denominations of $10,000 and $1,000. The Dollar Notes will be issued in an aggregate principal amount equal to the Principal Amount Outstanding from time to time of the Dollar Notes. Each class of the Euro Notes will be in fully registered global form in denominations of (euro)10,000 and (euro)1,000. The Euro Notes will be issued in an aggregate principal amount equal to the Principal Amount Outstanding from time to time of the Euro Notes. Each class of the Sterling Notes will be in fully registered global form in denominations of (pound)10,000 and (pound)1,000. The Sterling Notes will be issued in an aggregate principal amount equal to the Principal Amount Outstanding from time to time of the Sterling Notes. The Dollar Notes, the Series 2 Class C1 Notes and the Series 3 Class C Notes will be initially represented by a US Global Note Certificate. The Series 2 Class A Notes, the



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Series 2 Class B Notes, the Series 2 Class M Notes, the Series 2 Class C2 Notes
and the Series 3 Class A Notes will be initially represented by a Reg S Global Note Certificate.

     Global Note Certificates will be exchanged for Individual Note Certificates in definitive registered form only under certain limited circumstances (as described in the relevant Global Note Certificate). If Individual Note Certificates are issued, they will be serially numbered and issued in an aggregate principal amount equal to the Principal Amount Outstanding of the relevant Global Note Certificates and in registered form only.

(B)  Register

     The Registrar will maintain the Register in respect of the Notes in accordance with the provisions of the Current Issuer Paying Agent and Agent Bank Agreement. In these Conditions, the "Holder" of a Note means the person in whose name such Note is for the time being registered in the Register (or, in the case of a joint holding, the first named thereof). A Note Certificate will be issued to each Noteholder in respect of its registered holding. Each Note Certificate will be numbered serially with an identifying number which will be recorded in the Register.

(C)  Title

     The Holder of each Note shall (except as otherwise required by law) be treated by the Current Issuer, the Note Trustee, the Agent Bank and any Agent as the absolute owner of such Note for all purposes (whether or not it is overdue and regardless of any notice of ownership, trust or any other interest therein, any writing on the Note Certificate relating thereto (other than the endorsed form of transfer) or any notice of any previous loss or theft of such Note Certificate) and no person shall be liable for so treating such Holder.

(D)  Transfers

     Subject as provided otherwise in this Condition 1(D), a Note may be transferred upon surrender of the relevant Note Certificate, with the endorsed form of transfer duly completed, at the Specified Office of the Registrar or the Transfer Agent, together with such evidence as the Registrar or (as the case may be) such Transfer Agent may reasonably require to prove the title of the transferor and the authority of the individuals who have executed the form of transfer; provided, however, that a Note may not be transferred unless the principal amount of Notes transferred and (where not all of the Notes held by a Holder are being transferred) the principal amount of the balance of Notes not transferred are Authorised Holdings. Where not all the Notes represented by the surrendered Note Certificate are the subject of the transfer, a new Note Certificate in respect of the balance of the Notes will be issued to the transferor.

     Within five Commercial Business Days of such surrender of a Note Certificate, the Registrar will register the transfer in question and deliver a new Note Certificate of a like principal amount to the Notes transferred to each relevant Holder at its Specified Office or (as the case may be) the Specified Office of the Transfer Agent or (at the request and risk of any such relevant Holder) by uninsured first class mail (and by airmail if the Holder is overseas) to the address specified for such purpose by such relevant Holder. In this paragraph, "Commercial Business Day" means a day on which commercial banks are open for business in the city where the Registrar or (as the case may be) Transfer Agent has its Specified Office.

     The transfer of a Note will be effected without charge by or on behalf of the Current Issuer, the Registrar or the Transfer Agent but against such indemnity as the Registrar or (as the case may be) such Transfer Agent may require in respect of any tax or other duty of whatsoever nature which may be levied or imposed in connection with such transfer.

     Noteholders may not require transfers of Notes to be registered during the period of 15 days ending on the due date for any payment of principal or interest in respect of the Notes.

     All transfers of Notes and entries on the Register are subject to the detailed regulations concerning the transfer of Notes scheduled to the Current Issuer Paying Agent and Agent Bank

Agreement. The regulations may be changed by the Current Issuer with the prior written approval of the Note Trustee and the Registrar. A copy of the current regulations will be mailed (free of charge) by the Registrar to any Noteholder who requests in writing a copy of such regulations.

2.   Status, Priority and Security

(A)  Status

     The Class A Notes, the Class B Notes, the Series 2 Class M Notes and the Class C Notes are direct, secured and unconditional obligations of the Current Issuer and are all secured by the same security. Payments on each class of Notes will be made equally amongst all Notes of that class.

(B)  Priority

(i)  Interest

     Among the Series 1 Notes, payments of interest on the Series 1 Class A Notes will be made ahead of payments of interest on the Series 1 Class B Notes and the Series 1 Class C Notes, and payments of interest on the Series 1 Class B Notes will be made ahead of payments of interest on the Series 1 Class C Notes.

     Among the Series 2 Notes, payments of interest on the Series 2 Class A Notes will be made ahead of payments of interest on the Series 2 Class B Notes, the Series 2 Class M Notes, the Series 2 Class C1 Notes and the Series 2 Class C2 Notes, payments of interest on the Series 2 Class B Notes will be made ahead of payments of interest on the Series 2 Class M Notes, the Series 2 Class C1 Notes and the Series 2 Class C2 Notes and payments of interest on the Series 2 Class M Notes will be made ahead of payments of interest on the Series 2 Class C1 Notes and the Series 2 Class C2 Notes. Payments of interest will be made among the Series 2 Class C1 Notes and the Series 2 Class C2 Notes in no order of priority among them but in proportion to the respective amounts due on the Series 2 Class C Notes.

     Among the Series 3 Notes, payments of interest will be made on the Series 3 Class A notes ahead of payments of interest on the Series 3 Class C Notes.

     Among the Series 1 Notes, the Series 2 Notes and the Series 3 Notes, payments of interest will be made on the Series 1 Class Al Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes in no order of priority among them but in proportion to the respective amounts due on the Class A Notes. These payments of interest will be made ahead of payments of interest on the Series 1 Class B Notes, the Series 2 Class B Notes, the Series 2 Class M Notes and the Class C Notes of each series.

     Payments of interest will be made on the Series 1 Class B Notes and the Series 2 Class B Notes in no order of priority among them but in proportion to the respective amounts due on the Class B Notes. These payments of interest will be made ahead of payments of interest on the Series 2 Class M Notes and the Class C Notes of each series.

     Payments of interest on the Series 2 Class M Notes will be made ahead of payments of interest on the Class C Notes of each series.

     Payments of interest will be made on the Series 1 Class C Notes, the Series 2 Class C1 Notes, the Series 2 Class C2 Notes and the Series 3 Class C Notes in no order of priority among them but in proportion to the respective amounts due on the Class C Notes.

(ii) Principal

     Subject to there being no Trigger Event and no enforcement of the Funding Security and/or the Current Issuer Security, no class of Notes will be repaid an amount of principal which is greater than the Controlled Amortisation Amount in respect of that class of Notes for the relevant Payment Date and, subject also to the satisfaction of certain conditions in relation to the payment of principal on the Class B Notes, the Series 2 Class M Notes and the Class C Notes at any time when any Class A Notes are outstanding, payments of principal will be made in accordance with the following priority.

     Repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class Al Notes will be made ahead of repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes.

     Repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class A2 Notes will be made ahead of repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes. Repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes will be made in no order of priority between them but in proportion to the respective Controlled Amortisation Amounts due on the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes.

     Repayment of principal in respect of the Controlled Amortisation Amount on the Class A Notes will be made ahead of repayment of principal in respect of the Controlled Amortisation Amount on the Class B Notes.

     Repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class B Notes and the Controlled Amortisation Amount on the Series 2 Class B Notes will be made in no order of priority among them but in proportion to the respective Controlled Amortisation Amounts due on the Class B Notes. However, repayment of principal in respect of the Controlled Amortisation Amount on the Class B Notes will be made ahead of repayment of principal in respect of the Controlled Amortisation Amount on the Series 2 Class M Notes.

     Repayment of principal in respect of the Controlled Amortisation Amount on the Series 2 Class M Notes will be made ahead of repayment of principal in respect of the Controlled Amortisation Amount on the Class C Notes.

     Repayment of principal in respect of the Controlled Amortisation Amount on the Series 1 Class C Notes, the Controlled Amortisation Amount on the Series 2 Class C1 Notes, the Controlled Amortisation Amount on the Series 2 Class C2 Notes and the Controlled Amortisation Amount on the Series 3 Class C Notes will be made in no order of priority among them but in proportion to the respective Controlled Amortisation Amounts due on the Class C Notes.

     The above priority of payments will change and the Current Issuer will make repayments of principal in accordance with and subject to the Current lssuer Priority of Payments as set out in the Current Issuer Cash Management Agreement or, as the case may be, the Current Issuer Deed of Charge (1) following the occurrence of a Trigger Event and/or, (2) following the enforcement of the Funding Security and/or the enforcement of the Current Issuer Security.

     If any Class A Notes are outstanding and the Issuer Arrears Test, the Issuer Reserve Requirement and the Subordinated Principal Test (as specified in the Current Issuer Cash Management Agreement) are not satisfied on the relevant Payment Date, no amount of principal will be payable in respect of the Class B Notes, the Series 2 Class M Notes or the Class C Notes.

     Notwithstanding the foregoing priorities, the Controlled Amortisation Amount payable in respect of each class of Notes is determined by a schedule that indicates the target balance for that class of Notes on the relevant Payment Date and not all classes of Notes are scheduled to receive payments of principal on each Payment Date, with some lower ranking classes of Notes



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being repaid principal before higher ranking classes of notes. The Controlled
Amortisation Amount payable on some classes of Notes will also be zero.

(C)  Conflict between the classes of Notes

     Each of the Current Issuer Trust Deed and the Current Issuer Deed of Charge contains provisions requiring the Note Trustee to have regard to the interests of the Class A Noteholders, the Class B Noteholders and the Class C Noteholders equally as regards all powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise), but requiring the Note Trustee to have regard (a) (for so long as there are any Class A Notes outstanding (as that term is defined in the Current Issuer Trust
Deed)) only to the interests of the Class A Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Class A Noteholders and the interests of the Class B Noteholders and/or the interests of the Series 2 Class M Noteholders and/or the interests of the Class C Noteholders, (b) subject to (a) above, (for so long as there are any Class B Notes outstanding) only to the interests of the Class B Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Class B Noteholders and the interest of the Series 2 Class M Noteholders and/or the interests of the Class C Noteholders, and (c) subject to (a) and (b) above, (for so long as there are any Series 2 Class M Notes outstanding) only to the interests of the Series 2 Class M Noteholders if, in the Note Trustee's opinion, there is or may be a conflict between the interests of the Series 2 Class M Noteholders and the interests of the Class C Noteholders. Except where expressly provided otherwise, so long as any of the Notes remains outstanding, the Note Trustee is not required to have regard to the interests of any persons (other than the class or classes of Noteholders described above) entitled to the benefit of the Current Issuer Security.

     The Current Issuer Trust Deed contains provisions limiting the powers of the Class B Noteholders, the Series 2 Class M Noteholders and the Class C Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class A Noteholders. Except in certain circumstances described in Condition 11, the Current Issuer Trust Deed contains no such limitation on the powers of the Class A Noteholders, the exercise of which will be binding on the Class B Noteholders, the Series 2 Class M Noteholders and the Class C Noteholders respectively, irrespective of the effect thereof on their interests.

     Similarly, the Current Issuer Trust Deed contains provisions limiting the powers of the Class M Noteholders and the Class C Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Class B Noteholders. Except in certain circumstances described above and in Condition 11, the Current Issuer Trust Deed contains no such limitation on the powers of the Class B Noteholders, the exercise of which will be binding on the Class M Noteholders and the Class C Noteholders, respectively, irrespective of the effect thereof on their interests.

     Similarly, the Current Issuer Trust Deed contains provisions limiting the powers of the Class C Noteholders, inter alia, to request or direct the Note Trustee to take any action or to pass an effective Extraordinary Resolution according to the effect thereof on the interests of the Series 2 Class M Noteholders. Except in certain circumstances described above and in Condition 11, the Current Issuer Trust Deed contains no such limitation on the powers of the Series 2 Class M Noteholders, the exercise of which will be binding on the Class C Noteholders, irrespective of the effect thereof on their interests.

     The Note Trustee shall be entitled to assume, for the purpose of exercising any right, power, trust, authority, duty or discretion under or in relation to these Conditions or any of the Transaction Documents, that such exercise will not be materially prejudicial to the interests of the Noteholders (or any series and/or class thereof) if the Rating Agencies have confirmed that the then current ratings of the applicable series and/or class or classes of Notes would not be adversely affected by such exercise.



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     The Noteholders will share in the benefit of the security created by the
Current Issuer Deed of Charge, upon and subject to the terms thereof.

(D)  Security

     As security for, inter alia, the payment of all monies payable in respect of the Notes, the Current Issuer has entered into the Current Issuer Deed of Charge creating the Current Issuer Security in favour of the Note Trustee for itself and on trust for the Current Issuer Secured Creditors including, inter alia, the following:

     (i) an assignment by way of first fixed security of the Current Issuer's rights and claims in respect of all security and other rights held on trust by the Security Trustee pursuant to the Funding Deed of Charge, save to the extent that any of the Current Issuer's rights and claims derive from property that is situated in Jersey, which will be assigned to the Note Trustee for the purpose of creating a Security Interest in accordance with Jersey law;

     (ii) an assignment by way of first fixed security of the Current Issuer's rights, title, interest and benefit in and to the Transaction Documents to which the Current Issuer is a party, including:

          (a)  the Current Issuer Intercompany Loan Agreement;

          (b)  a deed of accession to the Funding Deed of Charge;

          (c)  the Current Issuer Basis Rate Swap Agreement;

          (d)  the Current Issuer Interest Rate Swap Agreement;

          (e) any Current Issuer Dollar Currency Swap Agreement in relation to the Dollar Notes;

          (f) any Current Issuer Euro Currency Swap Agreement in relation to the Euro Notes;

          (g)  the Current Issuer Paying Agent and Agent Bank Agreement;

          (h) the Current Issuer Underwriting Agreement and the Current Issuer Subscription Agreement;

          (i)  the Current Issuer Corporate Services Agreement;

          (j)  the Current Issuer Bank Account Agreement;

          (k)  the Current Issuer Cash Management Agreement;

          (l)  the Current Issuer Trust Deed;

          (m)  any Swap Collateral Ancilliary Document; and

          (n) such other documents as are expressed to be subject to the charges under the Current Issuer Deed of Charge, in each case, save to the extent that such rights, title, interest and benefit derive from property that is situated in Jersey. To the extent that the same are derived from property situated in Jersey, the Current Issuer will assign such rights, title, interest and benefit to the Note Trustee for the purpose of creating a Security Interest in those rights, title, interest and benefit in accordance with Jersey law;



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

      (iii) an assignment by way of first fixed security over the Current Issuer's rights, title, interest and benefit, in and to the Current Issuer Transaction Accounts, any Swap Collateral Account and each other account (if any) of the Current Issuer and all amounts or securities standing to the credit of those accounts (including all interest or other income or distributions earned on such amounts or securities);

      (iv) a first fixed charge (which may take effect as a floating charge) over the Current Issuer's rights, title, interest and benefit in and to all Authorised Investments made by or on behalf of the Current Issuer, including all monies and income payable thereunder; and

      (v) a first ranking floating charge over the whole of the assets and undertaking of the Current Issuer which are not otherwise effectively subject to any fixed charge or assignment by way of security as described in (i), (ii), (iii) or (iv) above, all as more particularly set out in the Current Issuer Deed of Charge.

3.   Covenants

     Save with the prior written consent of the Note Trustee or unless provided in or contemplated under these Conditions or any of the Transaction Documents to which the Current Issuer is a party, the Current Issuer shall not, so long as any Note remains outstanding:

(A)  Negative Pledge

     create or permit to subsist any mortgage, pledge, lien, charge or other Security Interest whatsoever (unless arising by operation of law), upon the whole or any part of its assets (including any uncalled capital) or its undertakings, present or future;

(B)  Disposal of Assets

     sell, assign, transfer, lease or otherwise dispose of, or deal with, or grant any option or present or future right to acquire all or any of its properties, assets, or undertakings or any interest, estate, right, title or benefit therein or thereto or agree or attempt or purport to do any of the foregoing;

(C)  Equitable Interest

     permit any person other than itself and the Note Trustee (as to itself and on behalf of the Current Issuer Secured Creditors) to have any equitable interest in any of its assets or undertakings or any interest, estate, right, title or benefit therein;

(D)  Bank Accounts

     have an interest in any bank account, other than a Current Issuer Bank Account or a Swap Collateral Account;

(E)  Restrictions on Activities

     carry on any business other than as described in the Prospectus dated 16 May 2003 relating to the issue of the Dollar Notes and the related activities described therein or as contemplated in the Transaction Documents relating to the issue of the Notes and the making of the Current Issuer Intercompany Loan;

(F)  Borrowings

     incur any indebtedness in respect of borrowed money whatsoever or give any guarantee or indemnity in respect of any indebtedness or obligation of any person;

(G)  Merger

     consolidate or merge with any other person or convey or transfer substantially all of its properties or assets to any other person;



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(H)  Waiver or Consent

     permit the validity or effectiveness of any of the Current Issuer Trust Deed or the Current Issuer Deed of Charge or the priority of the security interests created thereby to be amended, terminated, postponed, waived or discharged, or permit any other person whose obligations form part of the Current Issuer Security to be released from such obligations;

(I)  Employees or premises

     have any employees or premises or subsidiaries;

(J)  Dividends and Distributions

     pay any dividend or make any other distribution to its shareholders or issue any further shares or alter any rights attaching to its shares as at the date of the Current Issuer Deed of Charge;

(K)  Purchase Notes

     purchase or otherwise acquire any Note or Notes; or

(L)  United States activities

     engage in any activities in the United States (directly or through agents), or derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged in a trade or business within the United States as determined under United States income tax principles.

4.   Interest

(A)  Period of Accrual

     Each Note bears interest on its Principal Amount Outstanding from (and including) the Closing Date. Each Note (or, in the case of redemption in part only of a Note, that part only of such Note) shall cease to bear interest from its due date for redemption unless, upon due presentation, payment of the relevant amount of principal or any part thereof is improperly withheld or refused. In such event, interest will continue to accrue on such unpaid amount (before as well as after any judgment) at the rate applicable to such Note up to (but excluding) the date on which, on presentation of such Note, payment in full of the relevant amount of principal is made, or (if earlier) the seventh day after notice is duly given by the Principal Paying Agent or the US Paying Agent, as the case may be, to the Holder thereof (either in accordance with Condition 14 or individually) that upon presentation thereof being duly made, such payment will be made, provided that upon presentation thereof being duly made, payment is in fact made.

      Whenever it is necessary to compute an amount of interest in respect of the Notes for any period (including any Interest Period), such interest shall be calculated:

      (i) in respect of the Dollar Notes and the Euro Notes (other than the Series 2 Class C1 Notes), on the basis of actual days elapsed in a 360-day year;

      (ii) in respect of the Series 3 Class C Notes, on the basis of actual days elapsed in a 365-day year (or, in the case of an Interest Period ending in a leap year, a 366-day year);

      (iii) in respect of the Series 2 Class C1 Notes, until the earlier to occur of (a) the end of the Interest Period falling on or immediately prior to the Payment Date in July 2010, (b) the occurrence of a Trigger Event and (c) the enforcement of the Current Issuer Security, on the basis of Rule 251 of the statutes, by-laws, rules and recommendations of the International Securities Market Association, as published in April 1999 (actual/actual), and thereafter on the basis of actual days elapsed in a 360-day year; and

      (iv) in respect of the Series 3 Class A Notes, until the end of the Interest Period falling on or immediately prior to the Payment Date in July 2010, on the basis of



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30 days in a month and 360 days in a 360-day year, and thereafter on the basis of actual days elapsed in a 365-day year (or, in the case of a leap year, a 366- day year).

     In respect of the Interest Period ending on the Payment Date falling in October 2010, to the extent that the Series 2 Class C1 Notes and the Series 3 Class A Notes cease to accrue a fixed rate of interest on 20th July 2010, notwithstanding that such Interest Period for such notes shall run from the Payment Date falling in July 2010, for the purposes of calculating the period in respect of which interest shall accrue (but without affecting the calculation of, or the date of determination of the Rate of Interest), such Interest Period for such notes shall be deemed to have commenced on 20th July 2010.

(B)  Payment Dates and Interest Periods

     Interest on the Notes (other than the Series 2 Class C1 Notes and the Series 3 Class A Notes) is payable quarterly in arrear on the 20th day of July, October, January and April in each year (or, if such day is not a Business Day, the next succeeding Business Day) (each a "Quarterly Payment Date"), the first Quarterly Payment Date being the Quarterly Payment Date occurring in July 2003 in respect of the Interest Period commencing on the Closing Date.

     Interest on the Series 2 Class C1 Notes and the Series 3 Class A Notes is payable annually in arrear on the 20th day of July of each year (or, if such day is not a Business Day, the next succeeding Business Day) (each a "Series 2/3 Class C1/A Annual Payment Date") until the earlier to occur of (a) the Payment Date in July 2010, (b) the occurrence of a Trigger Event and (c) the enforcement of the Current Issuer Security, and thereafter is payable quarterly in arrear on the 20th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day (each a "Series 2/3 Class C1/A Quarterly Payment Date", and together with the Series 2/3 Class C1/A Annual Payment Date, a "Series 2/3 Class C1/A Payment Date"). The first Series 2/3 Class C1/A Payment Date is the Series 2/3 Class C1/A Payment Date occurring in July 2003 in respect of the Interest Period commencing on the Closing Date.

     In these Conditions, "Payment Date" means, as applicable a Quarterly Payment Date or a Series 2/3 Class C1/A Payment Date.

     The order of payments of interest to be made on the classes of Notes will be prioritised so that interest payments due and payable on the Class C Notes will be subordinated to interest payments due and payable on the Series 2 Class M Notes, the Class B Notes and the Class A Notes, interest payments due and payable on the Series 2 Class M Notes will be subordinated to interest payments due and payable on the Class B Notes and the Class A Notes and interest payments due and payable on the Class B Notes will be subordinated to interest payments due and payable on the Class A Notes, in each case in accordance with the relevant Current Issuer Priority of Payments.

     To the extent that the funds available to the Current Issuer, subject to and in accordance with the relevant Current Issuer Priority of Payments, to pay interest on the Class B Notes, the Series 2 Class M Notes or the Class C Notes on a Payment Date (in each case, after discharging the Current Issuer's liabilities of a higher priority) are insufficient to pay the full amount of such interest, payment of the shortfall attributable to the Class B Notes, the Series 2 Class M Notes or the Class C Notes, as the case may be (in each case, "Deferred Interest"), which will be borne by each Class B Note, Series 2 Class M Note or Class C Note, as the case may be, in proportion to the amount of interest due, subject to this Condition 4(B), on a Class B Note, Series 2 Class M Note or Class C Note, as the case may be, on such Payment Date, will not then fall due but will instead be deferred until the first Payment Date thereafter on which sufficient funds are available (after allowing for the Current Issuer's liabilities of a higher priority and subject to and in accordance with the relevant Current Issuer Priority of Payments) to fund the payment of such Deferred Interest to the extent of such available funds.



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     Such Deferred Interest will accrue interest ("Additional Interest") at the rate of interest applicable from time to time to the Class B Notes, the Series
2 Class M Notes or the Class C Notes, as the case may be, and payment of any Additional Interest will also be deferred until the first Payment Date thereafter on which funds are available (after allowing for the Current
Issuer's liabilities of a higher priority subject to and in accordance with the relevant Current Issuer Priority of Payments) to the Current Issuer to pay such Additional Interest to the extent of such available funds.

     Amounts of Deferred Interest and Additional Interest shall not be deferred beyond the Final Maturity Date of the Class B Notes, the Series 2 Class M Notes or the Class C Notes, as the case may be, when such amounts will become due and payable.

     It is possible that all or any part of any interest due on the Class B Notes, the Series 2 Class M Notes or the Class C Notes, as the case may be, may never be paid if there are insufficient funds available (subject to and in accordance with the relevant Current Issuer Priority of Payments) to fund the payment of such interest after paying amounts of a higher priority.

     Payments of interest due on a Payment Date in respect of the Class A Notes will not be deferred. In the event of the delivery of a Class A Note Enforcement Notice (as described in Condition 9), the amount of interest that was due but not paid on such Payment Date will itself bear interest at the applicable rate until both the unpaid interest and the interest on that interest are paid.

(C)  Rates of Interest

     In relation to each Class of Notes the rate of interest payable in respect of such Class (each a "Rate of Interest" and together the "Rates of Interest") and the relevant Interest Amount in respect of such Class shall be determined on the basis of the provisions set out below:

     (i) In respect of each Class of Notes (other than the Series 2 Class C1 Notes and the Series 3 Class A Notes),

          (a) On each Interest Determination Date in relation to such Class, the Agent Bank will determine the Relevant Screen Rate in respect of such Class as at or about the Quotation Time for such Class.

               If the Relevant Screen Rate is unavailable, the Agent Bank will request the principal London office of each of the Reference Banks to provide the Agent Bank with its offered quotation to leading banks for the relevant Quotation Deposits for the relevant Quotation Period in the relevant Quotation Market as at or about the relevant Quotation Time on such Interest Determination Date.

               The Rate of Interest for such Class for the Interest Period relating to such Class shall be the aggregate of (a) the Relevant Margin in respect of such Class and (b) the Relevant Screen Rate in respect of such Class or, if the Relevant Screen Rate is unavailable, the arithmetic mean (or, in the case of the initial Interest Determination Date relating to such Class, the linear interpolation of the arithmetic mean) of such offered quotations by the Reference Banks (rounded upwards, if necessary, to five decimal places).

          (b) If on any Interest Determination Date in relation to such Class, the Relevant Screen Rate in respect of such Class is unavailable and only two or three of the Reference Banks provide offered quotations, the Rates of Interest for such Class for the relevant Interest Period shall be determined in accordance with the provisions of sub- paragraph (a) above



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

               on the basis of the offered quotations of those Reference Banks providing such quotations.

               If, on any such Interest Determination Date, only one or none of the Reference Banks provides the Agent Bank with such an offered quotation, the Agent Bank shall forthwith consult with the Note Trustee for the purposes of agreeing two banks (or, where one only of the Reference Banks provided such a quotation, one additional bank) to provide such a quotation or quotations to the Agent Bank (which bank or banks are in the opinion of the Note Trustee suitable for such purpose) and the Rates of Interest for the Interest Period in question shall be determined, as aforesaid, on the basis of the offered quotations of such banks as so agreed (or, as the case may be, the offered quotations of such bank as so agreed and the relevant Reference
               Bank).

               If no such bank or banks is or are so agreed or such bank or banks as so agreed does or do not provide such a quotation or quotations, then the Rates of Interest for the relevant Interest Period shall be the Rates of Interest in relation to such Class in effect for the immediately preceding Interest Period to which sub-paragraph (a) above shall have applied but taking account of any change in the Relevant Margin in relation to such Class.

      (ii) In respect of the Series 2 Class C1 Notes, the rate of interest payable in respect of each Interest Period shall be 5.20 per cent. per annum up to (but excluding) the earlier to occur of (a) the first Interest Period beginning on or around the Payment Date in July 2010, (b) the occurrence of a Trigger Event and (c) the enforcement of the Current Issuer Security, and thereafter shall be a floating rate of interest calculated in accordance with paragraphs (i)(a) and (i)(b) above and subject to (D)(ii) below.

      (iii) In respect of the Series 3 Class A Notes, the rate of interest payable in respect of each Interest Period shall be 4.625 per cent. per annum up to, and including, the Interest Period ending on or immediately prior to the Payment Date in July 2010, and thereafter shall be a floating rate of interest calculated in accordance with paragraphs (i)(a) and (i)(b) above.

      There will be no minimum or maximum Rate of Interest.

(D)   Determination of Rates of Interest and Calculation of Interest Amounts

      (i) The Agent Bank shall, as soon as practicable after the Quotation Time on each Interest Determination Date, determine and notify the Current Issuer, the Current Issuer Cash Manager, the Note Trustee and the Paying Agents of (i) the Rates of Interest applicable to each Class of Notes for the relevant Interest Period, (ii) the Interest Amount payable in respect of each class of Notes for the relevant Interest Period and (iii) the Note Interest Amount payable in respect of each Note for the relevant Interest Period.

      (ii) The amount of interest in respect of each class of Notes in respect of an Interest Period (in each case, the "Interest Amount") shall be determined by applying the relevant Rate of Interest to the aggregate Principal Amount Outstanding of the relevant class of Notes, multiplying the sum by the applicable day count fraction described in Condition 4(A) and rounding the resultant figure to the nearest cent, amounts equal to or above half a cent being rounded upwards and amounts below half a cent being rounded downwards (in the case of Dollar Notes and the Euro Notes) and the nearest penny, amounts equal to or above half a penny



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            being rounded upwards and amounts below half a penny being rounded downwards (in the case of the Sterling Notes).

            The amount of interest in respect of each Note in respect of an Interest Period (in each case, the "Note Interest Amount") shall be the proportion of the relevant Interest Amount in relation to the relevant class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of the relevant class of Notes rounding the resulting figure to the nearest cent, amounts equal to or above half a cent being rounded upwards and amounts below half a cent being rounded downwards (in respect of the Dollar Notes and the Euro Notes) and the nearest penny, amounts equal to or above half a penny being rounded upwards and amounts below half a penny being rounded downwards (in respect of the Sterling Notes).

      (iii) The amount of interest in respect of each class of Notes in respect of an Interest Period (in each case, the "Interest Amount") shall be determined by applying the relevant Rate of Interest to the aggregate Principal Amount Outstanding of the relevant class of Notes of the relevant class, multiplying the sum by the applicable day count fraction described in Condition 4(A) and rounding the resultant figure to the nearest cent (in the case of Dollar Notes and the Euro Notes) and the nearest penny (in the case of the Sterling Notes) (half a cent and half a penny being rounded upwards).

      The amount of interest in respect of each Note in respect of an Interest Period (in each case, the "Note Interest Amount") shall be the proportion of the relevant Interest Amount in relation to the relevant class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of the relevant class of Notes rounded down to the nearest cent in respect of the Dollar Notes and the Euro Notes, and rounded down to the nearest penny in respect of the Sterling Notes.

(E)   Publication of Rates of Interest, Interest Amounts and other Notices

      As soon as possible, the Agent Bank will cause the Rate of Interest and the Interest Amount applicable to each class of Notes for each Interest Period and the Payment Date falling at the end of such Interest Period to be notified to the Current Issuer, the Current Issuer Cash Manager, the Note Trustee, the Paying Agents, the Registrar and to each stock exchange, competent listing authority and/or quotation system (if any) on or by which the Notes are then listed, quoted and/or traded and will cause notice thereof to be given to the relevant class of Noteholders in accordance with Condition 14. The Interest Amounts and Payment Dates so notified may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of any extension or shortening of the relevant Interest Period.

(F)   Determination and/or Calculation by Note Trustee

      If the Agent Bank does not at any time for any reason determine the Rate of Interest and/or calculate the Interest Amount for any class of Notes in accordance with the foregoing paragraphs, the Note Trustee shall (i) determine the Rate of Interest at such rate as (having such regard as it shall think fit to the procedure described above) it shall in its sole discretion deem fair and reasonable in all the circumstances and/or (as the case may be) and (ii) calculate the Interest Amount for such class of Notes in the manner specified in paragraph (D) above, and any such determination and/or calculation shall be deemed to have been made by the Agent Bank.

(G)   Notifications to be Final

      All notifications, opinions, determinations, certificates, calculations, quotations and decisions given, expressed, made or obtained for the purposes of this Condition 4, whether by the Reference Banks (or any of them), any other bank or the Agent Bank (in the absence of wilful default, bad faith or manifest error) shall be binding on the Current Issuer, the Current Issuer



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Cash Manager, the Reference Banks, such other bank, the Agent Bank, the Note
Trustee and all Noteholders and (in such absence as aforesaid) no liability to the Noteholders shall attach to the Current Issuer, the Reference Banks, such other bank, the Agent Bank, the Note Trustee or the Current Issuer Cash Manager in connection with the exercise or non-exercise by them or any of them of their powers, duties and discretions hereunder.

(H)   Reference Banks and Agent Bank

      The Agent Bank shall ensure that, so long as any of the Notes remains outstanding, there shall at all times be four Reference Banks with offices in London and an Agent Bank. In the event of any Reference Bank being unable or unwilling to continue to act as a Reference Bank, the Current Issuer shall, with the approval of the Note Trustee, appoint a successor Reference Bank to act as such in its place. In the event of the then Agent Bank being unwilling to act as the Agent Bank, or resigning pursuant to the Current Issuer Paying Agent and Agent Bank Agreement, the Current Issuer shall, with the approval of the Note Trustee, appoint a successor Agent Bank. If the Current Issuer shall fail to appoint a successor Reference Bank or successor Agent Bank (as the case may be), the Agent Bank shall appoint such other bank as may be previously approved in writing by the Note Trustee to act as the Reference Bank or Agent Bank (as the case may be). The resignation of the Agent Bank will not take effect until a successor approved by the Note Trustee has been appointed.

5.    Redemption, Purchase and Cancellation

(A)   Final Redemption

      Unless previously redeemed in full as provided in this Condition 5, the Current Issuer shall redeem each class of Notes at their then Principal Amount Outstanding together with all accrued interest on the Final Maturity Date in respect of such class of Notes.

      The Current Issuer may not redeem the Notes in whole or in part prior to those respective dates except as provided in paragraph (B), (D), (E) or (F) below, but without prejudice to Condition 9.

(B)   Mandatory Redemption of the Notes in Part

      On each Payment Date, other than a Payment Date on which the Notes are to be redeemed under Conditions 5(A), (D), (E) or (F), the Current Issuer shall repay principal in respect of the Notes in accordance with and subject to the relevant Current Issuer Priority of Payments applicable to the Current Issuer on such Payment Date and then only to the extent of Current Issuer Available Principal Receipts on such Payment Date in the manner described in and subject to the Current Issuer Cash Management Agreement and/or, as applicable, the Current Issuer Deed of Charge.

(C)   Note Principal Payments, Principal Amount Outstanding and Pool Factor

      The principal amount redeemable (the "Note Principal Payment") in respect of each Note of a particular class of Notes on any Payment Date under paragraph
(B) above shall be a proportion of the amount required as at that Payment Date to be applied in redemption of the relevant class of Notes on such date equal to the proportion that the Principal Amount Outstanding of the relevant Note bears to the aggregate Principal Amount Outstanding of the relevant class of Notes rounded down to the nearest cent in respect of the Dollar Notes and the Euro Notes, and rounded down to the nearest penny in respect of the Sterling Notes; provided always that no such Note Principal Payment may exceed the Principal Amount Outstanding of the relevant Note.

      On each Note Determination Date the Current Issuer shall determine (or cause the Current Issuer Cash Manager to determine) (i) the amount of any Note Principal Payment payable in respect of each Note of the relevant series and class on the immediately following Payment Date, (ii) the Principal Amount Outstanding of each such Note which shall be $1,000 or, as the case may be, $10,000 (in the case of each Dollar Note), (euro)1,000 or, as the case may be,
(euro)10,000 (in the case of each Euro Note) and (pound)1,000 or, as the case may be, (pound)10,000 (in the case of each Sterling Note) less (in each case) the aggregate amount of all Note Principal



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Payments in respect of such Notes that have been paid since the Closing Date and on or prior to that Note Determination Date (the "Principal Amount Outstanding") and (iii) the fraction expressed as a decimal to the fifth decimal point (the "Pool Factor"), of which the numerator is the Principal Amount Outstanding of that Note (as referred to in (ii) above) and the denominator is $1,000 or, as the case may be, $10,000 (in the case of each Dollar Note), (euro)1,000 or, as the case may be, (euro)10,000 (in the case of each Euro Note) and (pound)1,000 or, as the case may be, (pound)10,000 (in the case of each Sterling Note). Each determination by or on behalf of the Current Issuer of any Note Principal Payment of a Note, the Principal Amount Outstanding of a Note and the Pool Factor shall in each case (in the absence of wilful default, bad faith or manifest error) be final and binding on all persons.

      With respect to the Notes of each class, the Current Issuer will cause each determination of the Note Principal Payment, the Principal Amount Outstanding and the Pool Factor to be notified forthwith, and in any event not later than 1.00 p.m. (London time) on the Business Day immediately succeeding the Note Determination Date, to the Note Trustee, the Paying Agents, the Registrar, the Agent Bank and (for so long as the Notes are listed on one or more stock exchanges) the relevant stock exchanges, and will cause notice of each determination of the Note Principal Payment, the Principal Amount Outstanding and the Pool Factor to be given to Noteholders in accordance with Condition 14 by no later than the Business Day after the relevant Payment Date.

      If the Current Issuer does not at any time for any reason determine (or cause the Current Issuer Cash Manager to determine) a Note Principal Payment, the Principal Amount Outstanding or the Pool Factor in accordance with the preceding provisions of this paragraph, such Note Principal Payment, Principal Amount Outstanding and/or Pool Factor may be determined by the Note Trustee in accordance with this paragraph (C) in the manner the Note Trustee in its discretion considers fair and reasonable in the circumstances, having regard to this paragraph (C), and each such determination or calculation shall be deemed to have been made by the Current Issuer. Any such determination shall (in the absence of wilful default, bad faith or manifest error) be binding on the Current Issuer, the Current Issuer Cash Manager and the Noteholders.

(D)   Optional Redemption in Full

      Subject to the provisos below, upon giving not more than 60 nor less than 30 days' prior notice to the Note Trustee and the Noteholders in accordance with Condition 14, the Current Issuer may redeem all (but not some only) of the Notes at their Redemption Amount (as defined in Condition 5(G) below) together with any accrued interest in respect thereof on the following dates:

      (i) the Payment Date falling in July 2010 and on any Payment Date thereafter. This gives the Current Issuer the option to redeem the Notes after the July 2010 step- up date for interest; or

      (ii) any Payment Date on which the aggregate Principal Amount Outstanding of the Notes is less than 10 per cent. of the aggregate Principal Amount Outstanding of the Notes as at the Closing Date,

      PROVIDED THAT (a) (in either of the cases above), prior to giving any such notice, the Current Issuer shall have provided to the Note Trustee prior to the date of such redemption a certificate signed by two directors of the Current Issuer to the effect that it will have the funds, not subject to any interest of any other person, required to redeem the Notes as aforesaid and any amounts required to be paid in priority to or pari passu with the Notes outstanding in accordance with the terms and conditions of the Current Issuer Cash Management Agreement and (b) the Note Trustee is satisfied in accordance with the Transaction Documents that there are sufficient funds to allow the Current Issuer to redeem the Notes.

(E)   Optional Redemption for Tax and other Reasons



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      If the Current Issuer at any time satisfies the Note Trustee immediately prior to the giving of the notice referred to below that on the next Payment Date either (i) the Current Issuer would be required to deduct or withhold from any payment of principal or interest or any other amount under any of the Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature or (ii) Funding would be required to deduct or withhold from amounts due under the Current Issuer Intercompany Loan any amount on account of any present or future taxes, duties, assessments or governmental charges of whatever nature and (iii) such obligation of the Current Issuer or Funding (as the case may be) cannot be avoided by the Current Issuer or Funding (as the case may be) taking reasonable measures available to it, then the Current issuer shall use its reasonable endeavours to arrange the substitution of a company incorporated in another jurisdiction approved by the Note Trustee as principal debtor under the Class A Notes, the Class B Notes, the Series 2 Class M Notes and the Class C Notes and/or as lender under the Current Issuer Intercompany Loan Agreement, as the case may be, upon the Note Trustee being satisfied that (1) such substitution will not be materially prejudicial to the Noteholders, (2) that the position of the Current Issuer Secured Creditors will not thereby be adversely affected, and (3) that such substitution would not require registration of any new security under United States securities laws or would materially increase the disclosure requirements under United States law or the costs of issuance. Only if the Current Issuer is unable to arrange a substitution will the Current Issuer be entitled to redeem the Notes as described in this Condition 5(E).

      Subject to the proviso below, if the Current Issuer is unable to arrange a substitution as described above and, as a result, one or more of the events described in (i) or (ii) above (as the case may be) is continuing, then the Current Issuer may, having given not more than 60 nor less than 30 days' notice to the Note Trustee and the Noteholders in accordance with Condition 14, redeem all (but not some only) of the Notes on the immediately succeeding Payment Date at their Redemption Amount together with any accrued interest in respect thereof provided that (in either case), prior to giving any such notice, the Current Issuer shall have provided to the Note Trustee (A) a certificate signed by two directors of the Current Issuer stating the circumstances referred to in
(i) or (ii) and (iii) above prevail and setting out details of such circumstances and (B) an opinion in form and substance satisfactory to the Note Trustee of independent legal advisors of recognised standing to the effect that the Current Issuer has or will become obliged to pay such additional amounts as a result of such change or amendment. The Note Trustee shall be entitled to accept such certificate and opinion as sufficient evidence of the satisfaction of the circumstance set out in (i) or (ii) and (iii) above, in which event they shall be conclusive and binding on the Noteholders. The Current Issuer may only redeem the Notes as aforesaid if the Note Trustee is satisfied in accordance with the Transaction Documents that the Current Issuer will have the funds, not subject to the interest of any other person, required to redeem the Notes as aforesaid and any amounts required under the Current Issuer Pre-Enforcement Revenue Priority of Payments currently set out in the Current Issuer Cash Management Agreement to be paid in priority to or pari passu with the Notes outstanding in accordance with the terms and conditions thereof.

      In addition to the foregoing, if at any time it becomes unlawful for the Current Issuer to make, fund or allow to remain outstanding the Current issuer Intercompany Loan, then the Current Issuer may require Funding upon giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior written notice to the Current Issuer and the Note Trustee, to prepay the Current Issuer Intercompany Loan on any Payment Date subject to and in accordance with the provisions of the Current Issuer Intercompany Loan Agreement to the extent necessary to cure such illegality. Such monies received by the Current Issuer shall be used to redeem the Current Issuer Notes in full on that Payment Date.

(F)   Optional Redemption for Implementation of New Basel Capital Accord

      If the New Basel Capital Accord, as described in the consultative document, the "New Basel Capital Accord" published in January 2001 by the Basel Committee on Banking Supervision, has been implemented in the United Kingdom, whether by rule of law, recommendation or best practice or by any other regulation, then on the Payment Date falling in



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July 2008 and any Payment Date thereafter, the Current Issuer may, by giving not more than 60 nor less than 30 days' (or such shorter period as may be required under any relevant law) prior notice to the Note Trustee and the Noteholders in accordance with Condition 14, redeem all (but not some only) of the Notes at their Redemption Amount together with any accrued interest in respect thereof on the next following Payment Date, provided that a Note Enforcement Notice has not been served. The Current Issuer may only redeem the Notes as aforesaid if the Note Trustee is satisfied in accordance with the Transaction Documents that the Current Issuer will have the funds, not subject to the interest of any other person, required to redeem the Notes as aforesaid and any amounts required under the Current Issuer Pre-Enforcement Revenue Priority of Payments currently set out in the Current Issuer Cash Management Agreement to be paid in priority to or pari passu with the Notes outstanding in accordance with the terms and conditions thereof.

(G)   Calculation of Redemption Amount

      The "Redemption Amount" in respect of each Note shall equal:

      (A) in respect of each Note (other than the Series 2 Class C1 Notes and the Series 3 Class A Notes), par

      (B) in respect of the Series 2 Class C1 Notes and the Series 3 Class A Notes,

            (i) if redemption is effected pursuant to any Condition other than Condition 5(F) or if redemption is effected pursuant to Condition 5(F) after the Payment Date in July 2010, the occurrence of a Trigger Event or the enforcement of the Current Issuer Security, par; or

            (ii)  an amount equal to whichever is the higher of:

                  (1)   par; and

                  (2) that price (as reported in writing to the Issuer and the Note Trustee by a financial adviser approved in writing by the Note Trustee) expressed as a percentage (and rounded, if necessary, to the third decimal place (0.0005 being rounded upwards)) at which the Gross Redemption Yield on the relevant Notes to be redeemed to the Relevant Date is equal to the Gross Redemption Yield at 3:00 p.m. (London time) on that date of the Relevant Treasury Stock on the basis of the arithmetic mean (rounded, if necessary as aforesaid) of the offered prices of the Relevant Treasury Stock quoted by the Reference Market Makers (on a dealing basis for settlement on the next following dealing day in London) at or about 3:00 p.m. (London time) on the Relevant Date, where:

      (I) "Reference Market Makers" means three brokers and/or London gilt-edged market makers selected by the Agent Bank and approved in writing by the Note Trustee or such other three persons operating in the gilt-edged market as are selected by the Agent Bank and so approved by the Note Trustee,

      (II) "Relevant Date" means the date which is the second dealing day in the London gilt-edged market prior to the date of despatch of the notice of redemption referred to in Condition 5(D),

      (III) "Gross Redemption Yield" means a yield calculated on the basis indicated by the Joint Index and Classification Committee of the Institute and Faculty of



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            Actuaries, as reported in the Journal of the Institute of
            Actuaries, Volume 105, Part 1, 1978, page 18, and

      (IV) "Relevant Treasury Stock" means such government stock as the Agent Bank shall determine to be a benchmark government stock the maturity of which most closely matches the maturity of the relevant class of Notes as calculated by the Agent Bank.

      If the Redemption Amount for the Series 2 Class C1 Notes is calculated pursuant to Condition 5(G)(B)(ii), then the amount payable in euro pursuant to Condition 5(G)(B)(ii)(2) to the holders of the Series 2 Class C1 Notes will be converted at the "spot" rate.

6.    Payments

(A)   Payment of Interest and Principal

      Payments of principal shall be made by US Dollar cheque, in the case of the Dollar Notes, Euro cheque, in the case of the Euro Notes or Sterling cheque in the case of the Sterling Notes, drawn on, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifteenth day before the due date for any such payment, or by transfer to a US Dollar account maintained by the payee with a bank in New York City or (as the case may be) to a Sterling account maintained by the payee with a bank in London or (as the case may be) to a Euro account maintained by the payee with a bank as specified by the payee, and (in the case of final redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent.

      Payments of interest shall be made by US Dollar cheque, in the case of the Dollar Notes, Euro cheque, in the case of the Euro Notes or Sterling cheque, in the case of the Sterling Notes, drawn on, or upon application by a Holder of the relevant Note to the Specified Office of the Principal Paying Agent not later than the fifteenth day before the due date for any such payment, or by transfer to a US Dollar account maintained by the payee with a bank in New York City or (as the case may be) to a Sterling account maintained by the payee with a bank in London or (as the case may be) to a Euro account maintained by the payee with a bank as directed by the payee, and (in the case of interest payable on redemption) upon surrender (or, in the case of part payment only, endorsement) of the relevant Note Certificates at the Specified Office of any Paying Agent.

(B)   Laws and Regulations

      Payments of principal and interest in respect of the Notes are subject in all cases to any fiscal or other laws and regulations applicable thereto. Noteholders will not be charged commissions or expenses on payments.

(C)   Payment of Interest following a failure to pay Principal

      If payment of principal is improperly withheld or refused on or in respect of any Note or part thereof, the interest which continues to accrue in respect of such Note in accordance with Condition 4(A) will be paid in accordance with this Condition 6.

(D)   Change of Agents

      The initial Principal Paying Agent, the Registrar, the Transfer Agent and the initial Paying Agents and their respective initial Specified Offices are listed at the end of these Conditions. The Current Issuer reserves the right, subject to the prior written approval of the Note Trustee, at any time to vary or terminate the appointment of the Principal Paying Agent, the Registrar, the Transfer Agent and the US Paying Agent and to appoint additional or other Paying Agents. The Current Issuer will at all times maintain a Paying Agent with a Specified Office in London and a US Paying Agent with a Specified Office in New York and a Registrar. Except where otherwise provided in the Current Issuer Trust Deed, the Current Issuer will cause at least 30 days' notice of any change in or addition to the Paying Agents, the Transfer Agent or the Registrar or their



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Specified Offices to be given in accordance with Condition 14 and will notify the Rating Agencies of such change or addition.

(E)   No payment on non-Business Day

      Where payment is to be made by transfer to a US Dollar account, Sterling account or Euro account, payment instructions (for value the due date or, if the due date is not a Payment Business Day, for value the next succeeding Business Day) will be initiated and, where payment is to be made by US Dollar cheque, Sterling cheque or Euro cheque, the cheque will be mailed (i) (in the case of payments of principal and interest payable on redemption) on the later of the due date for payment and the day on which the relevant Note is surrendered (or, in the case of part payment only, endorsed) at the Specified Office of a Paying Agent and (ii) (in the case of payments of interest payable other than on redemption) on the due date for payment. A Holder of a Note shall not be entitled to any interest or other payment in respect of any delay in payment resulting from (A) the due date for a payment not being a Payment Business Day or (B) a cheque mailed in accordance with this Condition 6(E) arriving after the due date for payment or being lost in the mail.

(F)   Partial Payment

      If a Paying Agent makes a partial payment in respect of any Note, the Current Issuer shall procure and the registrar will ensure that the amount and date of such payment are noted on the Register and, in the case of partial payment upon presentation of a Note Certificate, that a statement indicating the amount and date of such payment is endorsed on the relevant Note Certificate.

(G)   Record Date

      Each payment in respect of a Note will be made to the person shown as the Holder in the Register at the opening of business in the place of the Registrar's Specified Office on the fifteenth day before the due date for such payment (the "Record Date"). Where payment in respect of a Note is to be made by cheque, the cheque will be mailed to the address shown as the address of the Holder in the Register at the opening of business on the relevant Record Date.

(H)   Payment of Interest

      Subject as provided otherwise in these Conditions, if interest is not paid in respect of a Note of any class on the date when due and payable (other than because the due date is not a Payment Business Day) or by reason of non-compliance with Condition 6(A), then such unpaid interest shall itself bear interest at the Rate of Interest applicable from time to time to such Note until such interest and interest thereon are available for payment and notice thereof has been duly given in accordance with Condition 14.

7.    Prescription

      Claims against the Current Issuer for payment of interest and principal on redemption shall be prescribed and become void if the relevant Note Certificates are not surrendered for payment within a period of 10 years from the relevant date in respect thereof. After the date on which a payment under a Note becomes void in its entirety, no claim may be made in respect thereof. In this Condition 7, the "relevant date", in respect of a payment under a Note, is the date on which the payment in respect thereof first becomes due or (if the full amount of the monies payable in respect of those payments under all the Notes due on or before that date has not been duly received by the Principal Paying Agent, the US Paying Agent or the Note Trustee on or prior to such date) the date on which the full amount of such monies having been so received or notice to that effect is duly given to Noteholders in accordance with Condition 14.

8.    Taxation

      All payments in respect of the Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Current Issuer or any relevant Paying Agent is required by applicable law to make any payment in respect of the Notes subject to any such withholding or deduction. In that event, the Current Issuer or such Paying Agent shall make such payment after such withholding or deduction has



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been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. No Paying Agent nor the Current Issuer will be obliged to make any additional payments to Noteholders in respect of such withholding or deduction.

9.    Events of Default

(A)   Class A Noteholders:

      The Note Trustee in its absolute discretion may give notice to the Current Issuer and the Security Trustee of a Current lssuer Note Event of Default (as defined below) in respect of the Class A Notes (a "Class A Note Enforcement Notice"), and shall give such notice if it is indemnified to its satisfaction and (1) if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class A Notes or (2) if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Class A Noteholders, declaring (in writing) the Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events which is continuing or unwaived:

      (i) default being made for a period of seven Business Days in the payment of any amount of principal on any Class A Note when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class A Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii) the Current Issuer failing duly to perform or observe any other obligation binding upon it under the Class A Notes, the Current Issuer Trust Deed, the Current Issuer Deed of Charge or any other Transaction Document and, in any such case (except where the Note Trustee certifies that, in its opinion, such failure is incapable of remedy, in which case no notice will be required), such failure is continuing unremedied for a period of 30 days following the service by the Note Trustee on the Current Issuer of notice requiring the same to be remedied and the Note Trustee has certified that the failure to perform or observe is materially prejudicial to the interests of the Class A Noteholders; or

      (iii) the Current Issuer, otherwise than for the purposes of such amalgamation or reconstruction as is referred to in sub-paragraph
             (iv) below, ceases or threatens to cease to carry on its business or a substantial part of its business or the Current Issuer is deemed unable to pay its debts within the meaning of section 123(1)(a), (b), (c) or (d) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted) or becomes unable to pay its debts within the meaning of section 123(2) of the Insolvency Act 1986 (as that section may be amended, modified or re-enacted); or

      (iv) an order being made or an effective resolution being passed for the winding-up of the Current Issuer except a winding-up for the purposes of or pursuant to an amalgamation, restructuring or merger the terms of which have previously been approved by the Note Trustee in writing or by an Extraordinary Resolution of the Class A Noteholders; or

      (v) proceedings being otherwise initiated against the Current Issuer under any applicable liquidation, insolvency, composition, reorganisation or other similar laws (including, but not limited to, presentation of a petition for administration or the filing of documents with the court for an administration) and (except in the case of presentation of a petition for an administration order) such proceedings are not, in the opinion of the Note Trustee, being disputed in good faith with a reasonable prospect of success, a formal notice is given of intention to appoint an administrator in relation to the Current Issuer or an administration order being granted or an administrative receiver or other receiver, liquidator or other similar official being appointed in relation to the Current Issuer or in relation to the whole



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             or any substantial part of the undertaking or assets of the
             Current Issuer, or an encumbrancer taking possession of the whole or any substantial part of the undertaking or assets of the Current Issuer, or a distress, execution, diligence or other process being levied or enforced upon or sued out against the whole or any substantial part of the undertaking or assets of the Current Issuer and such possession or process (as the case may be) not being discharged or not otherwise ceasing to apply within 30 days, or the Current Issuer initiating or consenting to judicial proceedings relating to itself under applicable liquidation, insolvency, composition, reorganisation or other similar laws or making a conveyance or assignment for the benefit of its creditors generally or a composition or similar arrangement with the creditors or takes steps with a view to obtaining a moratorium in respect of its indebtedness, including without limitation, the filing of documents with the court; or

      (vi) if an Intercompany Loan Enforcement Notice is served under any Intercompany Loan Agreement while any of the Class A Notes is outstanding.

(B)   Class B Noteholders

      This Condition 9(B) shall have no effect if, and for as long as, any Class A Notes are outstanding. Subject thereto, for so long as any Class B Notes are outstanding, the Note Trustee in its absolute discretion may give notice to the Current Issuer and the Security Trustee of a Current Issuer Note Event of Default (as defined below) in respect of the Class B Notes (a "Class B Note Enforcement Notice"), and shall give such notice if it is indemnified to its satisfaction and (1) if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class B Notes or (2) if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Class B Noteholders, declaring (in writing) the Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (i) default being made for a period of seven Business Days in the payment of any amount of principal on any Class B Note when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class B Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
             (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii) and Condition 9(A)(iv) to Class A Notes and Class A Noteholders shall be read as references to Class B Notes and Class B Noteholders, respectively.

(C)   Series 2 Class M Noteholders

      This Condition 9(C) shall have no effect if, and for as long as, any Class A Notes or any Class B Notes are outstanding. Subject thereto, for so long as any Series 2 Class M Notes are outstanding, the Note Trustee in its absolute discretion may give notice to the Current Issuer and the Security Trustee of a Current Issuer Note Event of Default (as defined below) in respect of the Series 2 Class M Notes (a "Series 2 Class M Note Enforcement Notice"), and shall give such notice if it is indemnified to its satisfaction and (1) if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Series 2 Class M Notes or (2) if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Series 2 Class M Noteholders, declaring (in writing) the Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (i) default being made for a period of seven Business Days in the payment of any amount of principal on any Series 2 Class M Note when and as the same ought to be paid in accordance with these Conditions or default being made for a period



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             of fifteen Business Days in the payment of any amount of interest on any Series 2 Class M Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
             (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii) and Condition 9(A)(iv) to Class A Notes and Class A Noteholders shall be read as references to Series 2 Class M Notes and Series 2 Class M Noteholders, respectively.

(D)   Class C Noteholders

      This Condition 9(D) shall have no effect if, and for as long as, any Class A Notes, any Class B Notes or any Series 2 Class M Notes are outstanding. Subject thereto, for so long as any Class C Notes are outstanding, the Note Trustee in its absolute discretion may give notice to the Current Issuer and the Security Trustee of a Current Issuer Note Event of Default (as defined below) in respect of the Class C Notes (a "Class C Note Enforcement Notice"), and shall give such notice if it is indemnified to its satisfaction and (1) if so requested in writing by the Holders of not less than 25 per cent. in aggregate Principal Amount Outstanding of the Class C Notes or (2) if so directed by or pursuant to an Extraordinary Resolution passed at a meeting of the Class C Noteholders, declaring (in writing) the Notes to be due and repayable (and they shall forthwith become due and repayable) at any time after the happening of any of the following events:

      (i) default being made for a period of seven Business Days in the payment of any amount of principal on any Class C Note when and as the same ought to be paid in accordance with these Conditions or default being made for a period of fifteen Business Days in the payment of any amount of interest on any Class C Note when and as the same ought to be paid in accordance with these Conditions; or

      (ii)   the occurrence of any of the events in Condition 9(A)(ii), (iii),
             (iv), (v) or (vi) above provided that the references in Condition 9(A)(ii) and Condition 9(A)(iv) to Class A Notes and Class A Noteholders shall be read as references to Class C Notes and Class C Noteholders respectively.

(E)   Following Service of a Note Enforcement Notice

      For the avoidance of doubt, upon any Note Enforcement Notice being given by the Note Trustee in accordance with Condition 9(A), (B), (C) or (D) above, all classes of the Notes then outstanding shall immediately become due and repayable, without further action or formality at their Redemption Amount together with any accrued interest in respect thereof as provided in the Current Issuer Trust Deed.

10.   Enforcement of Notes

      The Note Trustee may, at its discretion and without notice at any time and from time to time, take such steps and institute such proceedings against the Current Issuer or any other person as it may think fit to enforce the provisions of the Notes, the Current Issuer Trust Deed (including these Conditions), the Current Issuer Deed of Charge or any of the other Transaction Documents. The Note Trustee may, at its discretion and without notice, at any time after the Current Issuer Security has become enforceable, take such steps as it may think fit to enforce the Current Issuer Security. The Note Trustee shall not be bound to take any such proceedings or steps unless:

      (i) (subject in all cases to restrictions contained in the Current Issuer Trust Deed or, as the case may be, the Current Issuer Deed of Charge to protect the interests of any higher ranking class of Noteholders) it shall have been so directed by an Extraordinary Resolution (as described in Condition 9) of the Class A Noteholders, the Class B Noteholders, the Series 2 Class M Noteholders or the Class C Noteholders or so requested in writing by the Holders of at least 25 per cent. in Principal Amount Outstanding of the Class A Notes, Class B Notes, Series 2 Class M Notes or Class C Notes; and



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      (ii)   it shall have been indemnified to its satisfaction.

      Amounts available for distribution after enforcement of the Current Issuer Security shall be distributed in accordance with the terms of the Current lssuer Deed of Charge.

      No Noteholder may institute any proceedings against the Current Issuer to enforce its rights under or in respect of the Notes or the Current Issuer Trust Deed unless (1) the Note Trustee has become bound to institute proceedings and has failed to do so within 30 days of becoming so bound and
(2) such failure is continuing; provided that, no Class B Noteholder, Series 2 Class M Noteholder or Class C Noteholder will be entitled to commence proceedings for the winding up or administration of the Current Issuer unless there are no outstanding Notes of a class with higher priority, or if Notes of a class with higher priority are outstanding, there is consent of Noteholders of not less than 25 per cent. of the aggregate principal amount of the Notes outstanding (as defined in the Current Issuer Trust Deed) of the class or classes of Notes with higher priority. Notwithstanding the foregoing and notwithstanding any other provision of the Current Issuer Trust Deed, the right of any Noteholder to receive payment of principal and interest on its Notes on or after the due date for such principal or interest, or to institute suit for the enforcement of payment of that principal or interest, may not be impaired or affected without the consent of that Noteholder.

      In the event that (a) the Current Issuer Security is enforced and after payment of all other claims ranking in priority to the Notes under the Current Issuer Deed of Charge, the remaining proceeds of such enforcement are insufficient to pay in full all principal and interest and other amounts whatsoever due in respect of the Notes and all other claims ranking pari passu therewith or (b) within 20 days following the Final Maturity Date of the latest maturing Note, the Note Trustee certifies that there is no further amount outstanding under the related Current Issuer Intercompany Loan, then all interests in the Global Note Certificate will be automatically exchanged for equivalent interests in an equivalent amount of Notes in an equivalent Principal Amount Outstanding in Individual Note Certificates and such Global Note Certificate will be cancelled on the date of such exchange. The Noteholders are required and the Note Trustee is required on their behalf at the request of the Post Enforcement Call Option Holder, to transfer or (as the case may be) procure transfer of all (but not some only) of the Notes to the Post Enforcement Call Option Holder pursuant to the option granted to it by the Note Trustee (as agent for the Noteholders) pursuant to the Current Issuer Post Enforcement Call Option Agreement. The Noteholders will not be paid for that transfer. Immediately upon such transfer, no such former Noteholder shall have any further interest in the Notes. Each of the Noteholders acknowledges that the Note Trustee has the authority and the power to bind the Noteholders in accordance with the terms and conditions set out in the Current Issuer Post Enforcement Call Option Agreement and each Noteholder, by subscribing for or purchasing Notes, agrees to be so bound.

11.   Meetings of Noteholders, Modifications and Waiver

(A)   Meetings of Noteholders

      The Current Issuer Trust Deed contains provisions for convening meetings of each class of Noteholders to consider any matter affecting their interests, including the sanctioning by Extraordinary Resolution of a modification of any provision of these Conditions or the provisions of any of the Transaction Documents.

(1)   Class A Notes

      The Current Issuer Trust Deed provides that:

      (i) a single meeting of the Holders of all series of Class A Notes may be held whether or not there is a conflict of interest between the Holders of such series of the Class A Notes;



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      (ii)   there shall be no provision for a meeting of the Holders of one series only of the Class A Notes; and

      (iii) as the Class A Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Class A Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Current Issuer Dollar Currency Swap Rate or Current Issuer Euro Currency Swap Rate, respectively.

(2)   Class B Notes

      The Current Issuer Trust Deed provides that:

      (i) a single meeting of the Holders of all series of Class B Notes may be held whether or not there is a conflict of interest between the Holders of such series of the Class B Notes;

      (ii) there shall be no provision for a meeting of the Holders of one series only of the Class B Notes; and

      (iii) as the Class B Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Class B Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Current Issuer Dollar Currency Swap Rate or Current Issuer Euro Currency Swap Rate, respectively.

(3)   Series 2 Class M Notes

      The Current Issuer Trust Deed provides that as the Series 2 Class M Notes are denominated in Euro, the Principal Amount Outstanding of any Series 2 Class M Note shall be converted into Sterling at the relevant Current Issuer Euro Currency Swap Rate.

(4)   The Class C Notes

      The Current Issuer Trust Deed provides that:

      (i) a single meeting of the Holders of all series of Class C Notes may be held whether or not there is a conflict of interest between the Holders of such series of the Class C Notes;

      (ii) there shall be no provision for a meeting of the Holders of one series only of the Class C Notes; and

      (iii) as the Class C Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Class C Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Current Issuer Dollar Currency Swap Rate or Current Issuer Euro Currency Swap Rate, respectively.

      Subject as provided in the following paragraph, the quorum at any meeting of the Noteholders of any class convened to consider an Extraordinary Resolution will be two or more persons holding or representing more than half of the aggregate Principal Amount Outstanding of the Notes of that class or, at any adjourned meeting, two or more persons being or representing Noteholders of that class, whatever the aggregate Principal Amount Outstanding of the Notes so held or represented.

      The quorum at any meeting of the Noteholders of any class for passing an Extraordinary Resolution which includes the sanctioning of a modification which would have the effect of altering the amount, rate or timing of payments on the Notes, the currency of payment of the Notes, or altering the priority of payments or altering the quorum or majority required in relation to



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this exception (a "Basic Terms Modification"), shall be two or more persons holding or representing not less than three quarters or, at any adjourned and reconvened meeting, not less than one quarter of the aggregate Principal Amount Outstanding of the Notes of such class.

      A resolution signed by or on behalf of all the Noteholders of the relevant class who for the time being are entitled to receive notice of a meeting under the Current Issuer Trust Deed shall for all purposes be as valid and effective as an Extraordinary Resolution passed at a meeting of such class of Noteholders.

(B)   Limitations on Class B Noteholders

      Subject as provided below in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Class B Noteholders shall take effect for any purpose while any Class A Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders.

(C)   Limitations on Series 2 Class M Noteholders

      Subject as provided below in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Series 2 Class M Noteholders shall take effect for any purpose while any Class A Notes or any Class B Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders and an Extraordinary Resolution of the Class B Noteholders, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders and the Class B Noteholders.

(D)   Limitations on Class C Noteholders

      Subject as provided below in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Class C Noteholders shall take effect for any purpose while any Class A Notes, any Class B Notes or any Series 2 Class M Notes remain outstanding unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders and an Extraordinary Resolution of the Series 2 Class M Noteholders, or the Note Trustee is of the opinion that it would not be materially prejudicial to the interests of the Class A Noteholders, the Class B Noteholders and the Series 2 Class M Noteholders.

(E)   Basic Terms Modifications

      (i) An Extraordinary Resolution of the Class A Noteholders concerning a Basic Terms Modification will not be effective unless it shall have been sanctioned by an Extraordinary Resolution of the Class B Noteholders, an Extraordinary Resolution of the Series 2 Class M Noteholders and an Extraordinary Resolution of the Class C Noteholders.

      (ii) An Extraordinary Resolution of the Class B Noteholders concerning a Basic Terms Modification will not be effective unless it shall have been sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Series 2 Class M Noteholders and an Extraordinary Resolution of the Class C Noteholders.

      (iii) An Extraordinary Resolution of the Series 2 Class M Noteholders concerning a Basic Terms Modification will not be effective unless it is also sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution of the Class B Noteholders and an Extraordinary Resolution of the Class C Noteholders.

      (iv) An Extraordinary Resolution of the Class C Noteholders concerning a Basic Terms Modification will not be effective unless it is also sanctioned by an Extraordinary Resolution of the Class A Noteholders, an Extraordinary Resolution



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             of the Class B Noteholders and an Extraordinary Resolution of the
             Series 2 Class M Noteholders.

(F)   Modifications and Determinations by Note Trustee

      The Note Trustee may agree, without the consent of the relevant class of Noteholders, (i) to any modification (other than a Basic Terms Modification) of, or to the waiver or authorisation of any breach or proposed breach of, the Conditions of a particular class or classes or any of the Transaction Documents which is not, in the opinion of the Note Trustee, materially prejudicial to the interests of the relevant class or classes of the Noteholders or (ii) to any modification of these Conditions or any of the Transaction Documents which, in the opinion of the Note Trustee, is of a formal, minor or technical nature or is to correct a manifest error.

      Any such modification, waiver, authorisation or determination shall be binding on the Noteholders and, unless the Note Trustee agrees otherwise, any such modification shall be notified to the Noteholders and the Rating Agencies in accordance with Condition 14 as soon as practicable thereafter.

      The Note Trustee may agree, without the consent of the Holders of the Sterling Notes on or after the Specified Date (as defined below), to such modifications to the Sterling Notes and the Current Issuer Trust Deed in respect of redenomination of such Notes in euro and associated reconventioning, renominalisation and related matters in respect of such Notes as may be proposed by the Current Issuer (and confirmed by an independent financial institution approved by the Note Trustee to be in conformity with then applicable market conventions) and to provide for redemption at the euro equivalent of the sterling principal amount of the Sterling Notes. For these purposes, "Specified Date" means the date on which the United Kingdom participates in the third stage of European economic and monetary union pursuant to the Treaty establishing the European Community, as amended by the Treaty on European Union, or otherwise participates in European economic and monetary union in a manner with an effect similar to such third stage.

      Any such modification shall be binding on the Holders of the Sterling Notes and, unless the Note Trustee agrees otherwise, any such modification shall be notified to such Noteholders in accordance with Condition 14 as soon as practicable thereafter.

(G)   Exercise of Note Trustee's Functions

      Where the Note Trustee is required, in connection with the exercise of its powers, trusts, authorities, duties and discretions, to have regard to the interests of the Noteholders of one class, it shall have regard to the interests of such Noteholders as a class and, in particular but without prejudice to the generality of the foregoing, the Note Trustee shall not have regard to, or be in any way liable for, the consequences of such exercise for individual Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to the jurisdiction of, any particular territory. In connection with any such exercise, the Note Trustee shall not be entitled to require, and no Noteholder shall be entitled to claim, from the Current Issuer or any other person, any indemnification or payment in respect of any tax consequence of any such exercise upon individual Noteholders.

12.   Indemnification of the Note Trustee

      The Current Issuer Trust Deed and the Current Issuer Deed of Charge contain provisions governing the responsibility (and relief from responsibility) of the Note Trustee and providing for its indemnification in certain circumstances, including, among others, provisions relieving it from taking enforcement proceedings or enforcing the Current Issuer Security unless indemnified to its satisfaction. The Note Trustee is also entitled to be paid its costs and expenses in priority to any interest payments to Noteholders.

      The Note Trustee and its related companies are entitled to enter into business transactions with the Current Issuer, the Current Issuer Cash Manager, Northern Rock plc and/or the related companies of any of them and to act as note trustee for the Holders of any new Notes



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and/or any other person who is a party to any Transaction Document or whose obligations are comprised in the Current Issuer Security and/or any of its subsidiary or associated companies without accounting for any profit resulting therefrom.

      The Note Trustee will not be responsible for any loss, expense or liability which may be suffered as a result of any assets comprised in the Current Issuer Security, or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by clearing organisations or their operators or by intermediaries such as banks, brokers or other similar persons on behalf of the Note Trustee.

      Furthermore, the Note Trustee will be relieved of liability for making searches or other inquiries in relation to the assets comprising the Current Issuer Security. The Note Trustee does not have any responsibility in relation to the legality and the enforceability of the trust arrangements and the related Current Issuer Security. The Note Trustee will not be obliged to take any action which might result in its incurring personal liabilities. The Note Trustee is not obliged to monitor or investigate the performance of any other person under the Current Issuer related documents or the documents relating to the Current Issuer Intercompany Loan and the Mortgages Trust and is entitled to assume, until it has actual knowledge to the contrary, that all such persons are properly performing their duties, unless it receives express notice to the contrary.

      The Note Trustee will not be responsible for any deficiency which may arise because it is liable to tax in respect of the proceeds of any Current Issuer Security.

      Similar provisions in respect of the indemnification of the Security Trustee are set out in the Transaction Documents.

13.   Replacement of Notes

      If Individual Note Certificates are lost, stolen, mutilated, defaced or destroyed, the Noteholder can replace them at the Specified Office of any Paying Agent. The Noteholder will be required both to pay the expenses of producing a replacement and to comply with the Current Issuer's, the Registrar's and the Paying Agent's reasonable requests for evidence and indemnity. The Noteholder must surrender any defaced or mutilated Note Certificates before replacements will be issued.

      If a Global Note Certificate is lost, stolen, mutilated, defaced or destroyed, the Current Issuer will deliver a replacement Global Note Certificate to the registered holder upon satisfactory evidence and surrender of any defaced or mutilated Global Note Certificate. A replacement will only be made upon payment of the expenses for a replacement and compliance with the Current Issuer's, Registrar's and Paying Agents' reasonable requests as to evidence and indemnity.

14.   Notice to Noteholders

(A)   Publication of Notice

      Notices to Noteholders will be sent to them by first class mail (or its equivalent) or (if posted to a non-UK address) by airmail at the respective addresses on the Register. Any such notice shall have been deemed to have been given on the fourth day after the date of mailing. In addition, any notice shall be validly given if published on the date of such mailing in The Financial Times and, for so long as amounts are outstanding on the Dollar Notes, in a daily newspaper of general circulation in New York (which is expected to be The New York Times) or, if such publication is not practicable, in a leading English language daily newspaper having general circulation in the United States; provided that if, at any time, the Current Issuer procures that the information concerned in such notice shall appear on a page of the Reuters screen, or any other medium for electronic display of data as may be previously approved in writing by the Note Trustee and notified to Noteholders (in each case a "Relevant Screen"), publication in the newspapers set out above or such other newspaper or newspapers shall not be required with respect to such information, provided however, that in the case that any Notes are listed on the Official List of the UK Listing Authority and admitted to trading by the London Stock Exchange,



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notices of Noteholder Meetings shall continue to be published as set forth above. Any such notice shall be deemed to have been given on the date of such publication or, if published more than once or on different dates, on the first date on which publication shall have been made in the newspaper or newspapers in which (or on the Relevant Screen on which) publication is required.

(B)   Note Trustee's Discretion to Select Alternative Method

      The Note Trustee shall be at liberty to sanction some other method of giving notice to the Noteholders or any class or category of them if, in its opinion, such other method is reasonable having regard to market practice then prevailing and to the requirements of the stock exchanges on which the Notes are then listed and provided that notice of such other method is given to the Noteholders in such manner as the Note Trustee shall require.

15.   Governing Law and Jurisdiction

      The Transaction Documents (other than the Current Issuer Underwriting Agreement) and the Notes are governed by, and shall be construed in accordance with, English law, except for those provisions in which security is taken over property situated in Jersey, to which Jersey law shall apply. The courts of England are to have non-exclusive jurisdiction to settle any disputes which may arise out of or in connection with the Notes and the Transaction Documents (other than the Current Issuer Underwriting Agreement). The Current Issuer and the other parties to the Transaction Documents (other than the Current Issuer Underwriting Agreement) irrevocably submit to the non-exclusive jurisdiction of the courts of England.

16.   Contracts (Rights of Third Parties) Act 1999

      No person shall have any right to enforce any term or condition of the Notes under the Contracts (Rights of Third Parties) Act 1999, but this shall not affect any right or remedy of a third party which exists or is available apart from that Act.

17.   Definitions

      Unless otherwise defined in these Conditions or unless the context otherwise requires, in these Conditions the following words shall have the following meanings and any other capitalised terms used in these Conditions shall have the meanings ascribed to them or incorporated in the Current Issuer Trust Deed or the Current Issuer Master Definitions Schedule. The provisions of Clause 2 (Interpretation and Construction) of the Current Issuer Master Definitions Schedule are incorporated into and shall apply to these Conditions.

      For the purposes of these Conditions the following expressions shall have the following meanings:

      "Additional Interest" has the meaning indicated in Condition 4(B);

      "Agents" means the Paying Agents, the Transfer Agent, the Registrar and the Agent Bank;

      "Agent Bank" means Citibank, N.A. in its capacity as agent bank at its Specified Office or such other person for the time being acting as agent bank under the Current Issuer Paying Agent and Agent Bank Agreement;

      "Asset Trigger Event" means the event that occurs when there is a positive balance on the Class A Principal Deficiency Sub-Ledger in respect of any Issuer;

      "Authorised Holding" means, in respect of the US Global Note Certificates, $1,000 and integral multiples in excess thereof, and in respect of the Reg S Global Note Certificates, (euro)1,000 and integral multiples in excess thereof (in respect of the Euro Notes) and (pound)1,000 and integral multiples in excess thereof (in respect of the Sterling Notes);



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

      "Authorised Investments" means (i) Sterling gilt-edged investments and
(ii) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next following Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised institution under the Financial Services and Markets Act
2000) are rated at least equal to A-1+ by Standard & Poor's, F1+ by Fitch and P-1 by Moody's or which are otherwise acceptable to the Rating Agencies (if they are notified in advance) to maintain the then-current ratings of the Notes;

      "Basic Terms Modification" has the meaning indicated in Condition 11(A);

      "Business Day" means a day which is a New York Business Day, a London Business Day and a TARGET Business Day;

      "Cash Management Agreement" means the cash management agreement dated the Initial Closing Date, among the Cash Manager, the Mortgages Trustee, Funding and the Security Trustee, as described further in "Cash management for the mortgages trustee and Funding" in the Prospectus;

      "Cash Manager" means Northern Rock or such other person or persons for the time being acting, under the cash management agreement, as agent for the Mortgages Trustee, Funding and (following enforcement of the Funding security) the Security Trustee for the purposes of, inter alia, managing all cash transactions and maintaining certain ledgers on behalf of the Mortgages Trustee, Funding and (following enforcement of the Funding security) the Security Trustee;

      "Class" or "class" means, in relation to the Notes or the Noteholders, a class of any of the Series 1 Notes, the Series 2 Notes or the Series 3 Notes, as the context requires;

      "Class A Note Enforcement Notice" has the meaning indicated in Condition 9(A);

      "Class A Noteholders" means the Holders of the Class A Notes;

      "Class A Notes" means the Series 1 Class A1 Notes, the Series 1 Class A2 Notes, the Series 1 Class A3 Notes, the Series 2 Class A Notes and the Series 3 Class A Notes;

      "Class B Note Enforcement Notice" has the meaning indicated in Condition 9(B);

      "Class B Noteholders" means the Holders of the Class B Notes;

      "Class B Notes" means the Series 1 Class B Notes and the Series 2 Class B Notes;

      "Class C Note Enforcement Notice" has the meaning indicated in Condition 9(D);

      "Class C Noteholders" means the Holders of the Class C Notes;

      "Class C Notes" means the Series 1 Class C Notes, the Series 2 Class C1 Notes, the Series 2 Class C2 Notes and the Series 3 Class C Notes;

      "Clearstream, Luxembourg" means Clearstream Banking, societe anonyme;

      "Closing Date" means on or about 21 May 2003;

      "Commercial Business Day" has the meaning indicated in Condition 1(D);



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

      "Controlled Amortisation Amount" means on any Payment Date before the occurrence of a Trigger Event for any Note or class of Notes issued by the Current Issuer which is a Controlled Amortisation Note or class of such Notes, the maximum aggregate principal amount which may be repaid by the Current Issuer to the relevant Noteholder or Noteholders of such class on that Payment Date in accordance with the Conditions and the Current Issuer Cash Management Agreement;

      "Controlled Amortisation Note" means any Note where, before the occurrence of a Trigger Event or the enforcement of the Current Issuer Security, the conditions of such Note impose a limit on the amount of principal which may be repaid by the Current Issuer to the relevant Noteholder for that Note on any Payment Date. All of the Notes issued by the Current Issuer are Controlled Amortisation Notes;

      "Current Issuer" means Granite Mortgages 03-2 plc;

      "Current Issuer Account Bank" means Citibank, N.A., situated at 5 Carmelite Street, London EC4Y OPA. Citibank, N.A. or such other person for the time being acting as account bank to the Current Issuer under the Current Issuer Bank Account Agreement;

      "Current Issuer Available Principal Receipts" means:

      (a) prior to enforcement of the Current Issuer Security, for the Current Issuer in respect of any Payment Date the sum calculated by the Current Issuer Cash Manager on the Distribution Date immediately preceding such Payment Date equal to the sum of:

             (i) all principal amounts repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the period from (but excluding) the immediately preceding Payment Date to (and including) that Payment Date; and

             (ii) all Current Issuer Available Revenue Receipts which are to be used on that Payment Date to credit any Current Issuer Principal Deficiency Ledger for any class of Notes issued by the Current Issuer;

      less

             (iii) the aggregate amount of all Current Issuer Available Principal Receipts to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) and/or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments; and

      (b) following enforcement of the Current Issuer Security, for the Current Issuer in respect of any Payment Date the sum calculated by or on behalf of the Note Trustee on the Distribution Date immediately preceding such Payment Date as the amount to be repaid by Funding to the Current Issuer under the Current Issuer Intercompany Loan during the relevant Interest Period and/or the sum otherwise recovered by the Note Trustee (or the receiver appointed on its behalf) representing the Principal Amount Outstanding of the Notes;

      "Current Issuer Available Revenue Receipts" means on any Payment Date the sum of:

      (a) interest, fees and any other amount (excluding principal) paid by Funding on the relevant Payment Date under the terms of the Current Issuer Intercompany Loan Agreement;



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

      (b) amounts received by the Current Issuer under or in accordance with the Current Issuer Basis Rate Swap Agreement (excluding Swap Collateral Excluded Amounts) and any early termination amounts (other than such early termination amounts applied or to be applied by the Current Issuer in the purchase of one or more replacement hedge transactions) received by the Current Issuer under the Current Issuer Swap Agreements;

      (c) interest payable on the Current Issuer Bank Accounts and any income from Authorised Investments made with funds standing to the credit of the Current Issuer Bank Accounts in each case which has been or will be received on or before the relevant Payment Date; and

      (d) (only to the extent required after the Current Issuer Cash Manager has made the relevant calculations set out in the Current Issuer Cash Management Agreement) the amount of Current Issuer Available Principal Receipts (if any) which are to be applied on the relevant Payment Date to pay items (A) through (E), (G), (I) and/ or (K) of the Current Issuer Pre-Enforcement Revenue Priority of Payments;

      "Current Issuer Bank Accounts" means the Current Issuer Transaction Accounts and also includes any additional or replacement bank account opened in the name of the Current Issuer from time to time with the prior written consent of the Note Trustee and the Rating Agencies;

      "Current Issuer Bank Account Agreement" means the bank account agreement entered into on or about the Closing Date between the Current Issuer, the Current Issuer Cash Manager, the Current Issuer Account Bank and the Note Trustee;

      "Current Issuer Basis Rate Swap Agreement" means the ISDA master agreement, schedule and confirmation thereto entered into on or about the Closing Date and any credit support annex entered into at any time between the Current Issuer, the Current Issuer Basis Rate Swap Provider and the Note Trustee, and includes any additional and/or replacement Current Issuer Basis Rate Swap Agreement entered into by the Current Issuer from time to time in connection with the Notes;

      "Current Issuer Basis Rate Swap Provider" means Northern Rock plc or such other basis rate swap provider appointed from time to time in accordance with the terms of the Transaction Documents;

      "Current Issuer Cash Management Agreement" means the cash management agreement entered into on or about the Closing Date among the Current Issuer Cash Manager, the Current Issuer and the Note Trustee;

      "Current Issuer Corporate Services Agreement" means the corporate services agreement entered into on or before the Closing Date between, among others, the Current Issuer Corporate Services Provider, Holdings, the Post Enforcement Call Option Holder and the Current Issuer, for the provision by the Current Issuer Corporate Services Provider of certain corporate services;

      "Current Issuer Corporate Services Provider" means Law Debenture Corporate Services Limited or such other person for the time being acting as corporate services provider to the Current Issuer under the Current lssuer Corporate Services Agreement;

      "Current Issuer Deed of Charge" means the deed of charge entered into on or about the Closing Date between, among others, the Current Issuer and the Note Trustee, under which the Current Issuer creates the Current Issuer Security in favour of the Current Issuer Secured Creditors;

      "Current Issuer Dollar Currency Swap Guarantor" means American International Group, Inc.

      "Current Issuer Dollar Currency Swap Agreements" means the ISDA master agreements, schedules and confirmations relating to the dollar currency swaps entered into on the Closing Date and any credit support annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Dollar Currency Swap Provider, the Current Issuer Dollar Currency Swap Guarantor and the Note Trustee and/or any credit support provider and includes any additional and/or replacement Current Issuer Dollar Currency Swap Agreement entered into by the Current Issuer from time to time in connection with the Dollar Notes;

      "Current Issuer Dollar Currency Swap Provider" means Banque AIG or, as applicable, such other dollar currency swap provider appointed from time to time in relation to the Dollar Notes (or any class of them, as the context shall require), in accordance with the terms of the Transaction Documents;

      "Current Issuer Dollar Currency Swap Rate" means the rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to, as applicable, to any Current Issuer Dollar Currency Swap Agreement, or, if there is no relevant Current Issuer Dollar Currency Swap Agreement in effect at such time, the "spot" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars, on the foreign exchange markets;

      "Current Issuer Euro Currency Swap Agreements" means the ISDA master agreements, schedules and confirmations relating to the euro currency swaps entered into on the Closing Date and any credit support annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Euro Currency Swap Provider and the Note Trustee and/or any credit support provider and includes any additional and/or replacement Current Issuer Euro Currency Swap Agreement entered into by the Current Issuer from time to time in connection with the Euro Notes;

      "Current Issuer Euro Currency Swap Provider" means ABN AMRO Bank N.V. or, as applicable, such other euro currency swap provider appointed from time to time in relation to the Euro Notes (or any class of them, as the context shall require), in accordance with the terms of the Transaction Documents;

      "Current Issuer Euro Currency Swap Rate" means the rate at which Euro are converted to Sterling or, as the case may be, Sterling is converted to Euro pursuant to, as applicable, to any Current Issuer Euro Currency Swap Agreement, or, if there is no relevant Current Issuer Euro Currency Swap Agreement in effect at such time, the "spot" rate at which Euro are converted to Sterling or, as the case may be, Sterling is converted to Euro, on the foreign exchange markets;

      "Current Issuer Intercompany Loan" means the loan made by the Current Issuer to Funding on the Closing Date under the Current Issuer Intercompany Loan Agreement;

      "Current Issuer Intercompany Loan Agreement" means the intercompany loan agreement entered into on or about the Closing Date between, among others, Funding, the Current Issuer and the Security Trustee;

      "Current Issuer Interest Rate Swap Agreement" means the ISDA master agreements, schedules and confirmations relating to the interest rate swaps entered into on the Closing Date and any credit support annexes or other credit support documents entered into at any time among the Current Issuer, the Current Issuer Interest Rate Swap Provider and the Note Trustee and/or any credit support provider and includes any additional and/or replacement Current Issuer

Interest Rate Swap Agreement entered into by the Current Issuer from time to time in connection with the Series 3 Class A Notes;

      "Current Issuer Interest Rate Swap Provider" means CDC IXIS Capital Markets or, as applicable, such other interest rate swap provider appointed from time to time in relation to the Series 3 Class A Notes, in accordance with the terms of the Transaction Documents;

      "Current Issuer Master Definitions Schedule" means the master definitions schedule in connection with the Current Issuer dated on or about the Closing Date setting out, among other things, definitions which apply to certain Transaction Documents;

      "Current Issuer Paying Agent and Agent Bank Agreement" means the paying agent and agent bank agreement entered into on or about the Closing Date between the Current Issuer, the Principal Paying Agent, the Paying Agents, the Transfer Agent, the Registrar, the Agent Bank and the Note Trustee;

      "Current Issuer Post Enforcement Call Option Agreement" means the post enforcement call option agreement entered into on or about the Closing Date between the Current Issuer, the Post Enforcement Call Option Holder and the Note Trustee;

      "Current Issuer Post-Enforcement Priority of Payments" means the provisions and the order of priority of payments in which all Current Issuer Available Revenue Receipts, Current Issuer Available Principal Receipts and all other monies, income, receipts and recoveries received by or on behalf of the Current Issuer or the Note Trustee or any receiver of the Current Issuer and the proceeds of enforcement of the Current Issuer Security are to be applied following an enforcement of the Current Issuer Security as set out in a schedule to the Current Issuer Deed of Charge, as the same may be amended, varied or superseded from time to time in accordance with the terms of the Current Issuer Deed of Charge;

      "Current Issuer Pre-Enforcement Principal Priority of Payments" means the provisions and the order of priority of payments in which the Current Issuer Available Principal Receipts will be applied until enforcement of the Current Issuer Security as set out in a schedule to the Current Issuer Cash Management Agreement;

      "Current Issuer Pre-Enforcement Revenue Priority of Payments" means the provisions and the order of priority of payments in which the Current Issuer Available Revenue Receipts will be applied until enforcement of the Current Issuer Security and as set out in a schedule to the Current Issuer Cash Management Agreement;

      "Current Issuer Priority of Payments" means the relevant Current Issuer Pre-Enforcement Revenue Priority of Payments, the Current Issuer
Pre-Enforcement Principal Priority of Payments and the Current Issuer Post-Enforcement Priority of Payments;

      "Current Issuer Reserve Fund" means the reserve fund established in the name of Funding in respect of the Current Issuer on the Closing Date in an amount up to (pound)17,500,000;

      "Current Issuer Secured Creditors" means the Note Trustee (and any receiver appointed under the Current Issuer Deed of Charge), the Swap Providers, the Current Issuer Corporate Services Provider, the Current Issuer Account Bank, the Current Issuer Cash Manager, the Paying Agents, the Agent Bank, the Transfer Agent, the Registrar and the Noteholders;

      "Current Issuer Security" means the security created by the Current Issuer pursuant to the Current Issuer Deed of Charge;

      "Current Issuer Subscription Agreement" means the subscription agreement relating to the sale of the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M



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

Notes, the Series 2 Class C2 Notes and the Series 3 Class A Notes, entered into on or about 16 May 2003, between, among others, the Current Issuer, Funding, the Mortgages Trustee, Lehman Brothers International (Europe) and Merrill Lynch International;

      "Current Issuer Swap Agreements" means the Current Issuer Dollar Currency Swap Agreements, the Current Issuer Euro Currency Swap Agreements, the Current Issuer Interest Rate Swap Agreement and the Current Issuer Basis Rate Swap Agreement;

      "Current Issuer Transaction Accounts" means the day to day bank accounts of the Current Issuer, held with the Current Issuer Account Bank and comprising the Current Issuer dollar account, the Current Issuer sterling account and the Current Issuer euro account as at the Closing Date or that may be opened, with the prior approval of the Note Trustee, after the Closing Date;

      "Current Issuer Trust Deed" means the trust deed entered into on or about the Closing Date between the Current Issuer and the Note Trustee, among other things, constituting the Notes;

      "Current Issuer Underwriting Agreement" means the underwriting agreement relating to the sale of the Series 1 Notes, the Series 2 Class C1 Notes and the Series 3 Class C Notes, entered into on or about 16 May 2003 between, among others, the Current Issuer, Funding, the Mortgages Trustee, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner Smith Incorporated. The governing law and jurisdiction of the Current Issuer Underwriting Agreement is the State of New York;

      "Current Seller Share" means the amount of trust property beneficially owned by the Seller from time to time;

      "Deferred Interest" has the meaning indicated in Condition 4(B);

      "Distribution Date" means the London Business Day determined by the Cash Manager falling no later than 6 business days after each Trust Determination Date;

      "Dollar Interest Determination Date" means in relation to the Dollar Notes and any Interest Period for which the applicable Rate of Interest shall apply, two London Business Days before the first day of such Interest Period;

      "Dollar Notes" means the Series 1 Notes;

      "Dollars", "US$", "US Dollars" or "$" means the lawful currency for the time being of the United States of America;

      "Euro", "euro" or "(euro)" means the currency of the Member States of the European Union that adopt the single currency in accordance with the Treaty of Rome of 25 March 1957, establishing the European Community, as amended from time to time;

      "Euro Interest Determination Date" for the Euro Notes and any Interest Period for which the applicable Rate of Interest shall apply means two TARGET Business Days before the first day of such Interest Period;

      "Euro Notes" means the Series 2 Notes;

      "Euroclear" means Euroclear Bank S.A./N.V., as operator of the Euroclear System;

      "Eurozone" means the region comprised of the member states of the European Union that adopt the single currency in accordance with the Treaty of Rome of 25 March 1957, establishing the European Community, as amended from time to time;

      "Extraordinary Resolution" means (a) a resolution passed at a meeting of the Noteholders of a particular class duly convened and held in accordance with the provisions of the Current Issuer Trust Deed by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders of a particular class, which resolution in writing may be contained in one document or in several documents in like form each signed by or on behalf of one or more of the Noteholders;

      "Final Maturity Date" means:

      (i) in respect of the Series 1 Class A1 Notes, the Payment Date falling in July 2017;

      (ii) in respect of the Series 1 Class A2 Notes, the Payment Date falling in July 2020;

      (iii) in respect of the Series 1 Class A3 Notes, the Payment Date falling in July 2043;

      (iv) in respect of the Series 1 Class B Notes, the Payment Date falling in July 2043;

      (v) in respect of the Series 1 Class C Notes, the Payment Date falling in July 2043

      (vi) in respect of the Series 2 Class A Notes, the Payment Date falling in July 2043;

      (vii) in respect of the Series 2 Class B Notes, the Payment Date falling in July 2043;

      (viii) in respect of the Series 2 Class M Notes, the Payment Date falling in July 2043;

      (ix) in respect of the Series 2 Class C1 Notes, the Payment Date falling in July 2043;

      (x) in respect of the Series 2 Class C2 Notes, the Payment Date falling in July 2043;

      (xi) in respect of the Series 3 Class A Notes, the Payment Date falling in July 2043; and

      (xii) in respect of the Series 3 Class C Notes, the Payment Date falling in July 2043;

      "Funding" means Granite Finance Funding Limited;

      "Funding Deed of Charge" means the deed of charge dated the Initial Closing Date between, among others, Funding, the Security Trustee, the First Issuer and the Note Trustee and each deed of accession entered into in connection therewith;

      "Funding Security" means the mortgages, charges, assignments, pledges and other security created by Funding under or pursuant to the Funding Deed of Charge in favour of the Security Trustee for the benefit of the secured creditors of Funding as described under the Funding Deed of Charge;

      "Global Note Certificates" means the US Global Note Certificates and the Reg S Global Note Certificates;

      "Holder" has the meaning indicated in Condition 1(B);

      "Individual Note Certificates" means the note certificates representing the Notes while in definitive form;

      "Initial Relevant Screen Rate" means:



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

      (i) in respect of the Dollar Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for one month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for two month Dollar deposits (rounded upwards, if necessary, to five decimal places), displayed on the Dow-Jones Telerate Monitor at Telerate Page No. 3750;

      (ii) in respect of the Euro Notes (other than the Series 2 Class C1 Notes), the linear interpolation of the arithmetic mean of the offered quotations to leading banks for one month Euro deposits and the arithmetic mean of the offered quotations to leading banks for two month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Dow-Jones Telerate Monitor at Telerate Page No. 248; or

      (iii) in respect of the Sterling Notes (other than the Series 3 Class A Notes), the linear interpolation of the arithmetic mean of the offered quotations to leading banks for one month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for two month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Dow-Jones Telerate Monitor at Telerate Page No. 3750;

      "Interest Amount" has the meaning indicated in Condition 4(D)(ii);

      "Interest Determination Date" means (a) in respect of each Class of Dollar Notes, the Dollar Interest Determination Date, (b) in respect of each Class of Euro Notes, the Euro Interest Determination Date, and (c) in respect of each Class of Sterling Notes, the Sterling Interest Determination Date;

      "Interest Period" means, in relation to each of the Notes and any Payment Date, the period from (and including) the immediately preceding Payment Date for such Note (or in respect of the first lnterest Period, the Closing Date) to (but excluding) the next following (or first) Payment Date for such Note except that so long as the Series 2 Class C1 Notes and the Series 3 Class A Notes accrue a fixed rate of interest, no adjustment to any Payment Date (or as applicable the date on which any period for which interest accrues at a fixed rate ends) shall be made for non Business Days in determining the relevant Interest Period;

      "London Business Day" means a day (other than a Saturday or Sunday or public holiday) on which banks are generally open for business in London;

      "London Stock Exchange" means the London Stock Exchange plc;

      "Minimum Seller Share" means an amount included in the Seller Share which is calculated in accordance with the Mortgages Trust Deed and which, as at the Closing Date, will be approximately (pound)330,000,000.

      "Mortgages Trust" means the trust of the trust property held by the Mortgages Trustee under the Mortgages Trust Deed;

      "New York Business Day" means a day (other than a Saturday or a Sunday) on which banks are generally open in the city of New York;

      "Non-Asset Trigger Event" means any of the following events: (a) an Insolvency Event occurs in relation to the Seller, or (b) the role of the Seller as Administrator under the Administration Agreement is terminated and a new Administrator is not appointed within 60 days, or (c) on the Distribution Date immediately succeeding a Seller Share Event Distribution Date, the Current Seller Share is equal to or less than the Minimum Seller Share;

      "Note Certificates" means any Global Note Certificates or Individual Note Certificates;

      "Note Determination Date" means the Distribution Date immediately preceding each Payment Date;

      "Note Enforcement Notice" means any or all of a Class A Note Enforcement Notice, a Class B Note Enforcement Notice, a Series 2 Class M Note Enforcement Notice and a Class C Note Enforcement Notice;

      "Note Interest Amount" has the meaning indicated in Condition 4(D)(ii);

      "Note Principal Payment" has the meaning indicated in Condition 5(C);

      "Note Trustee" means The Bank of New York and its successors or any further or other note trustee under the Current Issuer Trust Deed, as trustee for the Noteholders, and/or the Current Issuer Deed of Charge;

      "Noteholders" means the Holders for the time being of the Notes;

      "Notes" means the Class A Notes, the Class B Notes, the Series 2 Class M Notes and the Class C Notes;

      "Paying Agents" means the Principal Paying Agent and the US Paying Agent, together with any further or other paying agents for the time being appointed under the Current Issuer Paying Agent and Agent Bank Agreement;

      "Payment Business Day" means a day which is (i) a New York Business Day,
(ii) a London Business Day and (iii) a TARGET Business Day and, in the case of surrender (or, in the case of part payment only, endorsement) of a Note Certificate under Condition 6(E), means any day on which banks are open for business in the place in which such Note Certificate is surrendered (or, as the case may be, endorsed);

      "Pool Factor" has the meaning indicated in Condition 5(C);

      "Post Enforcement Call Option Holder" means GPCH Limited;

      "Principal Amount Outstanding" has the meaning indicated in Condition
5(C);

      "Principal Paying Agent" means Citibank, N.A. in its capacity as principal paying agent at its Specified Office or such other person for the time being acting as principal paying agent under the Current Issuer Paying Agent and Agent Bank Agreement;

      "Quotation Deposits" means (a) in respect of each Class of Dollar Notes, Dollar deposits of $10,000,000, (b) in respect of each Class of Euro Notes, Euro deposits of (euro)10,000,000, and (c) in respect of each Class of Sterling Notes, Sterling deposits of (pound)10,000,000;

      "Quotation Market" means (a) in respect of each Class of Euro Notes, the Eurozone inter-bank market, and (b) in respect of each other Class of Notes, the London inter-bank market;

      "Quotation Period" means (a) on the initial Interest Determination Date relating to a Class of Notes, three months and four months, and (b) on each other Interest Determination Date relating to such Class, three months;

      "Quotation Time" means (a) in respect of each Class of Euro Notes, 11.00 a.m. Brussels time on the relevant Interest Determination Date relating to such Class, and (b) in respect of each other Class of Notes, 11.00 a.m. London time on the relevant Interest Determination Date relating to such Class;

      "Rate of Interest" and "Rates of Interest" have the meanings indicated in Condition 4(C);

      "Rating Agencies" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies Inc., Moody's Investors Service Limited and Fitch Ratings Ltd.;

      "Reference Banks" means the principal London offices of Citibank, N.A., ABN AMRO Bank N.V., Barclays Bank plc and JPMorgan Chase Bank and their successors and/or such other bank as may be appointed pursuant to Condition 4(H);

      "Reg 5" means Regulation S under the United States Securities Act of 1933, as amended;

      "Reg S Global Note Certificates" means the note certificates representing the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes, the Series 2 Class C2 Notes and the Series 3 Class A Notes while in global form;

      "Register" means the register of Noteholders kept by the Registrar and which records the identity of each Noteholder and the number of Notes that each Noteholder owns;

      "Registrar" means Citibank, N.A. in its capacity as registrar at its Specified Office or such other person for the time being acting as registrar under the Current Issuer Paying Agent and Agent Bank Agreement;

      "Relevant Margin" means:

      (i) in respect of the Series 1 Class A1 Notes, 0.08 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 0.16 per cent. per annum;

      (ii) in respect of the Series 1 Class A2 Notes, 0.16 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 0.32 per cent. per annum;

      (iii) in respect of the Series 1 Class A3 Notes, 0.25 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 0.50 per cent. per annum;

      (iv) in respect of the Series 1 Class B Notes, 0.49 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 0.98 per cent. per annum;

      (v) in respect of the Series 1 Class C Notes, 1 .55 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 2.55 per cent. per annum;

      (vi) in respect of the Series 2 Class A Notes, 0.25 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 0.50 per cent. per annum;

      (vii) in respect of the Series 2 Class B Notes, 0.49 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 0.98 per cent. per annum;

      (viii) in respect of the Series 2 Class M Notes, 0.75 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 1.50 per cent. per annum;



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      (ix)   in respect of the Series 2 Class C1 Notes, (i) if a Trigger Event
             occurs or the Current Issuer Security is enforced prior to the Payment Date in July 2010, 1.55 per cent. per annum from (and including) the date of the occurrence of a Trigger Event or the enforcement of the Current Issuer Security up to and including the Interest Period ending on the Payment Date in July 2010 and
             (ii) 2.55 per cent. per annum after the Interest Period ending on or immediately prior to the Payment Date in July 2010;

      (x) in respect of the Series 2 Class C2 Notes, 1.55 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 2.55 per cent. per annum;

      (xi) in respect of the Series 3 Class A Notes, 0.48 per cent. per annum after the Interest Period ending on or immediately prior to the Payment Date in July 2010; and

      (xii) in respect of the Series 3 Class C Notes, 1.55 per cent. per annum up to and including the Interest Period ending on the Payment Date in July 2010 and thereafter 2.55 per cent. per annum;

      "Relevant Screen Rate" means

      (i) in respect of the first Interest Period, the Initial Relevant Screen Rate; and

             (1) in respect of subsequent Interest Periods in respect of the Dollar Notes, the arithmetic mean of the offered quotations to leading banks for three month Dollar deposits in the London inter-bank market displayed on the Dow- Jones/Telerate Monitor at Telerate Page No. 3750;

             (2) in respect of subsequent Interest Periods in respect of the Series 2 Class C1 Notes from (and including) the earlier to occur of (a) the Payment Date in July 2010 (b) the occurrence of a Trigger Event and (c) the enforcement of the Current Issuer Security and in respect of the Series 2 Class A Notes, the Series 2 Class B Notes and the Series 2 Class C2 Notes, the arithmetic mean of offered quotations for three month Euro deposits in the Eurozone inter-bank market displayed on the Dow-Jones/Telerate Monitor at Telerate Page No. 248; and

             (3) in respect of subsequent Interest Periods in respect of the Series 3 Class A Notes from (and including) the Payment Date in July 2010, the arithmetic mean of offered quotations for three month Sterling deposits in the London inter-bank market displayed on the Dow-Jones/Telerate Monitor at Telerate Page No. 3750;

      in each case, displayed on the above-mentioned page of the Dow-Jones/Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Current Issuer (with the approval of the Note Trustee, in its sole discretion) (rounded upwards, if necessary, to five decimal places);

      "Security Interest" means any mortgage or sub-mortgage, standard security, charge or sub-charge (whether legal or equitable), encumbrance, pledge, lien, hypothecation, assignment by way of security or other security interest or title retention arrangement and any agreement, trust or arrangement having substantially the same economic or financial effect as any of the foregoing (other than a lien arising in the ordinary course of business or by operation of law);



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      "Security Trustee" means The Bank of New York and its successors or any other security trustee under the Funding Deed of Charge;

      "Seller Share" means the Current Seller Share of the trust property calculated as set forth in the Mortgages Trust Deed;

      "Seller Share Event" means an event that will occur if, on a Distribution Date (i) the Cash Manager calculates the Current Seller Share for such Distribution Date in the manner described in the Mortgages Trust Deed;
(ii) the result of such calculation would be that the Current Seller Share for such Distribution Date would be equal to or less than the Minimum Seller Share for such Distribution Date; and (iii) a Seller Share Event has not occurred on the immediately preceding Distribution Date.

      "Seller Share Event Distribution Date" means a Distribution Date on which a Seller Share Event occurs;

      "Series" or "series" means, in relation to the Notes, the Series 1 Notes, the Series 2 Notes or the Series 3 Notes, as the context requires;

      "Series 1 Class A Notes" means the Series 1 Class A1 Notes, the Series 1 Class A2 Notes and the Series 1 Class A3 Notes;

      "Series 1 Class A1 Notes" means the $1,245,000,000 Series 1 Class A1 floating rate notes due July 2017;

      "Series 1 Class A2 Notes" means the $1,006,000,000 Series 1 Class A2 floating rate notes due July 2020;

      "Series 1 Class A3 Notes" means the $500,000,000 Series 1 Class A3 floating rate notes due July 2043;

      "Series 1 Class B Notes" means the $76,500,000 Series 1 Class B floating rate notes due July 2043;

      "Series 1 Class C Notes" means the $10,500,000 Series I Class C floating rate notes due July 2043;

      "Series 1 Notes" means collectively the Series 1 Class A Notes, the Series 1 Class B Notes and the Series 1 Class C Notes;

      "Series 2 Class A Notes" means the (euro)300,000,000 Series 2 Class A floating rate notes due July 2043;

      "Series 2 Class B Notes" means the (euro)72,900,000 Series 2 Class B floating rate notes due July 2043;

      "Series 2 Class C Notes" means the Series 2 Class C1 Notes and the Series 2 Class C2 Notes;

      "Series 2 Class C1 Notes" means the (euro)16,000,000 Series 2 Class C1 fixed rate notes due July 2043;

      "Series 2 Class C2 Notes" means the (euro)65,500,000 Series 2 Class C2 floating rate notes due July 2043;

      "Series 2 Class M Notes" means the (euro)52,300,000 Series 2 Class M floating rate notes due July 2043;



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

      "Series 2 Class M Note Enforcement Notice" has the meaning indicated in Condition 9(C);

      "Series 2 Class M Noteholders" means the Holders of the Series 2 Class M Notes;

      "Series 2 Notes" means collectively the Series 2 Class A Notes, the Series 2 Class B Notes, the Series 2 Class M Notes, the Series 2 Class C1 Notes and the Series 2 Class C2 Notes;

      "Series 3 Class A Notes" means the (pound)352,280,000 Series 3 Class A fixed rate notes due July 2043;

      "Series 3 Class C Notes" means the (pound)15,000,000 Series 3 Class C floating rate notes due July 2043;

      "Series 3 Notes" means collectively the Series 3 Class A Notes and the Series 3 Class C Notes;

      "Specified Date" has the meaning indicated in Condition 11(F);

      "Specified Office" means, the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Current Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Current Issuer and the Note Trustee pursuant to the Current Issuer Paying Agent and Agency Bank Agreement;

      "Sterling", "Pounds Sterling" or `t" means the lawful currency for the time being of the United Kingdom of Great Britain and Northern Ireland;

      "Sterling Notes" means the Series 3 Notes;

      "Sterling Interest Determination Date" for the Sterling Notes and any Interest Period for which the applicable Rate of Interest shall apply means the first day of such Interest Period;

      "Swap Collateral" means any asset (including, without limitation, cash and/or securities) paid or transferred to the Current Issuer by a Swap Provider in accordance with the terms of the relevant Current Issuer Swap Agreement as collateral to secure the performance of that Swap Provider's obligations under the relevant Current Issuer Swap Agreement together with any income or distributions received in respect of such asset and any equivalent of or replacement of such asset into which such asset is transformed;

      "Swap Collateral Accounts" means the Swap Collateral Cash Account and the Swap Collateral Securities Account;

      "Swap Collateral Ancilliary Document" means any document (including, without limitation, any custodial agreement or bank account agreement but excluding the Current Issuer Swap Agreements, the Current Issuer Cash Management Agreement and the Current Issuer Deed of Charge) as may be entered into by the Current Issuer from time to time in connection with the Swap Collateral;

      "Swap Collateral Available Principal Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Principal Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;



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

      "Swap Collateral Available Revenue Amount" means, at any time, the amount of Swap Collateral which under the terms of the relevant Current Issuer Swap Agreement may be applied at that time in satisfaction of the relevant Swap Provider's obligations to the Current Issuer to the extent that such obligations relate to payments to be made in connection with the Current Issuer Pre-Enforcement Revenue Priority of Payments or Current Issuer Post-Enforcement Priority of Payments, as the case may be;

      "Swap Collateral Cash Account" means an account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in cash and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

      "Swap Collateral Securities Account" means a securities account opened in the name of the Current Issuer for the purpose of holding Swap Collateral in the form of securities and maintained in accordance with the terms of the Current Issuer Cash Management Agreement;

      "Swap Providers" means each of the Current Issuer Basis Rate Swap Provider, Current Issuer Interest Rate Swap Provider, the Current Issuer Dollar Currency Swap Provider and the Current Issuer Euro Currency Swap Provider, or any one of them as the context requires;

      "TARGET Business Day" means a day on which the Trans-European Automated Real-time Gross settlement Express Transfer (TARGET) System is open;

      "Transaction Documents" means the Current Issuer Corporate Services Agreement, the Current Issuer Intercompany Loan Agreement, the Funding Deed of Charge, the Current Issuer Bank Account Agreement, the Current Issuer Deed of Charge, the Current Issuer Trust Deed, the Current Issuer Paying Agent and Agent Bank Agreement, the Current Issuer Cash Management Agreement, the Current Issuer Post-Enforcement Call Option Agreement, the Current Issuer Dollar Currency Swap Agreement, the Current Issuer Euro Currency Swap Agreement, the Current Issuer Basis Rate Swap Agreement, the Current Issuer Interest Rate Swap Agreement, any Swap Collateral Ancilliary Document, the Current Issuer Subscription Agreement, the Current Issuer Underwriting Agreement, the Current Issuer Master Definitions Schedule the Funding (Granite 03-2) Guaranteed Investment Contract, the Mortgages Trustee Guaranteed Investment Contract, the Funding Guaranteed Investment Contract and such other related documents which are referred to in the terms of the above documents;

      "Transfer Agent" means Citibank, N.A. in its capacity as transfer agent at its Specified Office or such other person for the time being acting as transfer agent under the Current Issuer Paying Agent and Agent Bank Agreement;

      "Trigger Event" means an Asset Trigger Event or a Non-Asset Trigger Event, as the case may be;

      "Trust Determination Date" means the first day (or, if not a London Business Day, the next succeeding London Business Day) of each calendar month;

      "UK Listing Authority" means the United Kingdom Financial Services Authority in its capacity as competent authority pursuant to Part VI of the FSMA;

      "US Global Note Certificates" means the note certificates representing the Series 1 Notes, the Series 2 Class C1 Notes and the Series 3 Class C Notes while in global form; and

      "US Paying Agent" means Citibank, N.A., acting in its capacity as US paying agent through its New York office or such other person for the time being acting as US paying agent under the Current Issuer Paying Agent and Agent Bank Agreement.



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

                                  SCHEDULE 4


                    PROVISIONS FOR MEETINGS OF NOTEHOLDERS

1     (A)    DEFINITIONS

             As used in this Schedule the following expressions shall have the following meanings unless the context otherwise requires:

             "BASIC TERMS MODIFICATION" means any of the following matters, namely:

             (i) any reduction or cancellation of the amount payable or, where applicable, any modification, except where such modification is in the opinion of the Note Trustee bound to result in an increase, of the method of calculating the amount payable or any modification of the date of payment or, where applicable, of the method of calculating the date of payment in respect of any principal, premium or interest in respect of the Current Issuer Notes;

             (ii) any alteration in the priority in which payments are made to Noteholders pursuant to any Current Issuer Priority of Payments;

             (iii) any alteration of the currency  in  which payments under the
                   Current Issuer Notes are to be made;

             (iv) any alteration of the quorum or majority required to pass an Extraordinary Resolution in respect of any such Basic Terms Modification; and

             (v) any alteration of this proviso or the proviso to paragraph 6 below;

             "BLOCK VOTING INSTRUCTION" shall mean, in relation to any Meeting, an English language document issued by the Registrar and dated in which:

             (a)   it is certified that:

                   (i) certain specified Current Issuer Notes (each a "BLOCKED NOTE") have been blocked in an account with a clearing system and will not be released until the conclusion of the Meeting and that the holder of each Blocked Note or a duly authorised person on its behalf has instructed the Registrar that the votes attributable to such Blocked Note are to be cast in a particular way on each resolution to be put to the Meeting; or

                   (ii) each registered holder of such Current Issuer Notes or a duly authorised person on its behalf has instructed the Registrar that the vote(s) attributable to the Current Issuer Note or Current Issuer Notes so held (each a "RELEVANT NOTE") should be cast in a particular way in relation to the resolution or resolutions to be put to such Meeting or any adjourned such Meeting;



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

                   (iii) and  in  each  case  that, all such instructions  are, during the period commencing 48 hours prior to the time for which such Meeting or any such adjourned Meeting is convened and ending at the conclusion or adjournment thereof, neither revocable nor capable of amendment;

             (b) the aggregate principal amount of the Blocked Notes and Relevant Notes so held are listed distinguishing with regard to each such resolution between those in respect of which instructions have been given as aforesaid that the votes attributable thereto should be cast in favour of the resolution and those in respect of which instructions have been so given that the votes attributable thereto should be cast against the resolution; and

             (c) one or more persons named in such document is or are authorised and instructed by such Registrar to cast the votes attributable to such Blocked Note and Relevant Notes so listed in accordance with the instructions referred to in
                   (a) above as set out in such document;

             "CHAIRMAN" means, in relation to any Meeting, the individual who takes the chair in accordance with paragraph 4 (Chairman);

             "EXTRAORDINARY RESOLUTION" means (a) a resolution passed at a Meeting duly convened and held in accordance with the provisions of this Schedule 4 by a majority consisting of not less than three-fourths of the persons voting thereat upon a show of hands or if a poll is duly demanded by a majority consisting of not less than three-fourths of the votes cast on such poll or (b) a resolution in writing signed by or on behalf of all the Noteholders of a particular class which resolution may be contained in one document or several documents in like form each signed by or on behalf of one or more of the Noteholders;

             "FORM OF PROXY" means, in relation to any Meeting, a document in the English language available from the Registrar signed by a Noteholder or, in the case of a corporation, executed under its seal or signed on its behalf by a duly authorised officer of the corporation and delivered to the Registrar not later than 48 hours before the time fixed for such Meeting, appointing one or more persons who is or are authorised and instructed to vote in respect of the Current Issuer Notes held by such Noteholder;

             "MEETING" shall mean a meeting of Noteholders (whether originally convened or reviewed following an adjournment);

             "PROXY" means, in relation to any Meeting, a person appointed to vote under a Block Voting Instruction or a Form of Proxy other than:

             (a) any such person whose appointment has been revoked and in relation to whom the Registrar has been notified in writing of such revocation by the time which is 48 hours before the time fixed for such Meeting; and



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

             (b) any such person appointed to vote at a Meeting which has been adjourned for want of a quorum and who has not been re-appointed to vote at a Meeting when it is resumed;

             "CURRENT ISSUER NOTES" and "NOTEHOLDERS" shall mean:

             (a) in connection with a Meeting of Senior Noteholders, Senior Notes and Senior Noteholders, respectively;

             (b) in connection with a Meeting of Mezzanine Noteholders, Mezzanine Notes and Mezzanine Noteholders respectively;

             (c)   in  connection  with  a  Meeting  of  Series   2   Class   M
                   Noteholders, Series 2 Class M Notes and Series 2 Class M Noteholders respectively; and

             (d) in connection with a Meeting of Junior Noteholders, Junior Notes and Junior Noteholders respectively;

             "WRITTEN RESOLUTION" means a resolution in writing signed by or on behalf of all holders of a class of Current Issuer Notes who for the time being are entitled to receive notice of a Meeting in accordance with the provisions of this Schedule, whether contained in one document or several documents in the same form, each signed by or on behalf of one or more such holders of the relevant class of Current Issuer Notes;

             "24 HOURS" means a period of 24 hours including all or part of a day upon which banks are open for business in both the place where the relevant Meeting is to be held and in each of the places where the Paying Agents have their Specified Offices (disregarding for this purpose the day upon which such Meeting is to be held) and such period shall be extended by one period or, to the extent necessary, more periods of 24 hours until there is included as aforesaid all or part of a day upon which banks are open for business in all of the places as aforesaid; and

             "48 HOURS" means 2 consecutive periods of 24 hours.

(B)   ISSUE OF BLOCK VOTING INSTRUCTIONS

      The holder of a Current Issuer Note may require the Registrar to issue a Block Voting Instruction by arranging (to the satisfaction of the Registrar) for such Current Issuer Note to be blocked in an account with a clearing system not later than 48 hours before the time fixed for the relevant Meeting. The holder of a Current Issuer Note may require the Registrar to issue a Block Voting Instruction by delivering to the Registrar written instructions not later than 48 hours before the time fixed for the relevant Meeting. Any holder of a Current Issuer Note may obtain an uncompleted and unexecuted Form of Proxy from the Registrar. A Block Voting Instruction and a Form of Proxy cannot be outstanding simultaneously in respect of the same Current Issuer Note.



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

(C)   REFERENCES TO BLOCKING/RELEASE OF CURRENT ISSUER NOTES

      Where Current Issuer Notes are represented by Global Note Certificates or are held in individual certificated form within a Clearing System) references to blocking or release, of Current Issuer Notes shall be construed in accordance with the usual practices (including blocking the relevant account) of the relevant Clearing System.

(D)   ISSUE OF FORMS OF PROXY

      (i) A holder of Current Issuer Notes may obtain an uncompleted and unexecuted Form of Proxy from the Registrar.

      (ii) Any holder of Current Issuer Notes which is a corporation may by resolution of its directors or other governing body authorise any person to act as its representative (a "REPRESENTATIVE") in connection with any Meeting.

      (iii) Any Proxy or Representative shall, so long as such appointment remains in force, be deemed for all purposes in connection with the relevant Meeting, to be the holder of the Current Issuer Notes to which such appointment relates and the holder of the Current Issuer Notes shall be deemed for such purposes not to be the holder.

2.    CONVENING OF MEETING

      The Current Issuer or the Note Trustee may convene a Meeting at any time, and the Note Trustee shall be obliged to do so subject to it being indemnified to its satisfaction upon a request in writing of Noteholders holding not less than one-tenth in principal amount of the outstanding Current Issuer Notes of any class or classes entitled to vote and, if the Current Issuer defaults for a period of seven days in convening such a Meeting, the same may be convened by the Note Trustee or the requisitionists. Every such Meeting shall be held on such date and at such time and place as the Note Trustee may appoint or approve.

3.    NOTICE

      At least 21 days' notice (exclusive of the day on which the notice is given and the day on which the Meeting is to be held) specifying the place, day and hour of Meeting shall be given to the Noteholders or, as the case may be the Noteholders of any class of Current Issuer Notes entitled to vote, the Paying Agents, the Agent Bank and the Registrar prior to any Meeting. Such notice, which shall be in the English language, shall state generally the nature of the business to be transacted at the Meeting thereby convened and shall specify the terms of any resolution to be proposed. Such notice shall include statements, if applicable, to the effect that (a) Current Issuer Notes may be blocked in clearing systems for the purposes of appointing Proxies under Block Voting Instructions until 48 hours before the time fixed for the Meeting and (b) a Noteholder may appoint a Proxy either (i) under a Block Voting Instruction by delivering written instructions to the Registrar or (ii) by executing and delivering a Form of Proxy to the Specified Office of the Registrar, in either case until 48 hours before the time fixed for the Meeting. A copy of the notice shall be sent by post to the Note Trustee (unless the Meeting is convened by the Note Trustee) and, to the Current Issuer (unless the Meeting is convened by the Current Issuer).



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

4.    CHAIRMAN

      A person (who may, but need not be, a Noteholder) nominated in writing by the Note Trustee shall be entitled to take the chair at the relevant Meeting, but if no such nomination is made or if at any Meeting the person nominated shall not be present within 15 minutes after the time appointed for holding the Meeting the Noteholders present shall choose one of their number to be Chairman, failing which the Current Issuer may appoint a Chairman. The Chairman of an adjourned Meeting need not be the same person as was Chairman of the Meeting from which the adjournment took place.

5.    QUORUM

      Subject as provided in the Current Issuer Conditions:

      (a) any such Meeting of two or more persons present holding Current Issuer Notes or being Proxies or Representatives and holding or representing in the aggregate not less than one-twentieth of the principal amount of the Current Issuer Notes of the relevant class or classes for the time being outstanding (or, at any adjourned Meeting, two or more persons being or representing Noteholders whatever the aggregate Principal Amount Outstanding of the Current Issuer Notes of the relevant class or classes) shall (except for the purpose of passing an Extraordinary Resolution) form a quorum for the transaction of business and no business (other than the choosing of a Chairman) shall be transacted at any Meeting unless the requisite quorum be present at the commencement of the relevant business;

      (b) the quorum at any such Meeting for passing an Extraordinary Resolution other than an Extraordinary Resolution to sanction a Basic Term Modification shall (subject as provided below) be two or more persons present holding or representing Current Issuer Notes or being Proxies or Representatives and holding or representing in the aggregate more than half of the aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust Deed) of the Current Issuer Notes of the relevant class of classes (or, at any adjourned Meeting, two or more persons being or representing Noteholders whatever the aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust Deed) of the relevant class or classes so held or represented); or

      (c) at any Meeting the business of which includes the passing of an Extraordinary Resolution to sanction a Basic Terms Modification,

      the quorum for passing the requisite Extraordinary Resolution shall be two or more persons present holding Current Issuer Notes or being Proxies or Representatives and holding or representing in the aggregate not less than three quarters in aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust
      Deed) of the relevant class or classes (or, at any adjourned Meeting, two or more persons present holding or representing in the aggregate not less than one quarter in aggregate principal amount of the Current Issuer Notes outstanding (as defined in Clause 1.6 of the Current Issuer Trust
      Deed) of the relevant class or classes);



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

      Provided always that so long as at least the relevant fraction of the aggregate Principal Amount Outstanding of the relevant class of Current Issuer Notes referred to in sub-paragraph (a), (b) or (c) above, as the case may be, is represented by a Global Note Certificate or a single Individual Note Certificate, a single person being a Proxy or Representative of such class of Current Issuer Notes represented thereby shall be deemed to be two persons for the purpose of forming a quorum.

6.    ADJOURNMENT FOR WANT OF QUORUM

      If within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any Meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present:

      (a) if convened upon the requisition of Noteholders, the Meeting shall be dissolved; and

      (b) in any other case, the Meeting shall stand adjourned to the same day in the next week (or if such day is a public holiday the next succeeding Business Day) at the same time and place (except in the case of a Meeting at which an Extraordinary Resolution is to be proposed in which case it shall stand adjourned for such period, being not less than 13 clear days nor more than 42 clear days, and to such place as may be appointed by the Chairman either at or subsequent to such Meeting and approved by the Note Trustee).

      Provided, however, that, if within 15 minutes (or such longer period not exceeding 30 minutes as the Chairman may decide) after the time appointed for any adjourned Meeting a quorum is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum is present, the Meeting shall be dissolved as no Meeting may be adjourned more than once for want of a quorum.

7.    NOTICE FOLLOWING ADJOURNMENT

      Notice of any adjourned Meeting at which an Extraordinary Resolution is to be submitted shall be given in the same manner as notice of an original Meeting as provided in paragraph 3 above, but as if 10 days notice (exclusive of the day on which the notice is given and the day on which the Meeting is to be resumed) were substituted for the 21 days notice as provided in paragraph 3 above, and such notice shall specifically state the relevant quorum requirements which will apply when the Meeting resumes. Subject as aforesaid it shall not be necessary to give any notice of an adjourned Meeting.

8.    SHOW OF HANDS

      Every question submitted to a Meeting shall be decided in the first instance by a show of hands and in case of equality of votes the Chairman shall both on a show of hands and on a poll have a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Noteholder or as a Proxy or as a Representative.

9.    CHAIRMAN'S DECLARATION

      At any Meeting, unless a poll is (before or on the declaration of the result of the show of hands) validly demanded by the Chairman, the Current Issuer, the Note Trustee or any person present holding a Individual Note Certificate or being a Proxy or Representative (whatever the principal amount of the Current Issuer Notes so held or represented by him) a declaration by the Chairman that a resolution has been carried or carried by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

10.   POLL

      Subject to paragraph 12 (Limitation on Adjournments) below, if at such Meeting a poll is demanded it shall be taken in such manner and subject as hereinafter provided either at once or after an adjournment as the Chairman directs and the result of such poll shall be deemed to be the resolution of the Meeting at which the poll was demanded as at the date of the taking of the poll. The demand for a poll shall not prevent the continuance of the Meeting for the transaction of any business other than the motion on which the poll has been demanded.

11.   ADJOURNED MEETING

      The Chairman may with the consent of (and shall if directed by) any such Meeting adjourn the same from time to time and from place to place, but no business shall be transacted at any adjourned Meeting except business which might lawfully (but for lack of required quorum) have been transacted at the Meeting from which the adjournment took place.

12.   LIMITATION ON ADJOURNMENTS

      Any poll demanded at any adjourned Meeting on the election of a Chairman or on any question of adjournment shall be taken at the Meeting without adjournment.

13.   PARTICIPATION

      Any Proxy and/or Representative, the Note Trustee and its lawyers and financial advisers and any director, officer or employee of a corporation being a trustee of the Current Issuer Trust Deed and any director or officer of the Current Issuer and its lawyers and financial advisers, the Registrar, and any other person authorised so to do by the Meeting or the Note Trustee may attend and speak at any Meeting. Save as aforesaid, but without prejudice to the definition of "Principal Amount Outstanding", no person shall be entitled to attend and speak nor shall any person be entitled to vote at any Meeting or join with others in requesting the convening of such a Meeting or to exercise the rights conferred on the Noteholders by Clause 7 (Proceedings, Actions and Indemnification) of the Current Issuer Trust Deed unless he either produces a Note Certificate or is a Proxy or a Representative or is the holder of an Individual Note Certificate or Individual Note Certificates. No person shall be entitled to vote at any Meeting in respect of Current Issuer Notes held by, for the benefit of, or on behalf of, the Current Issuer or the Borrowers. Nothing herein shall prevent any of the Proxies named in any Block Voting Instruction or Form of Proxy or any



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

      Representative from being a director, officer or representative of or otherwise connected with the Current Issuer.

14.   VOTES

      Subject  as  provided  in  paragraph  13  (Participation)  hereof  at any
      Meeting:

      (a) on a show of hands every person who is present in person and is a holder of Current Issuer Notes or is a Proxy or Representative shall have one vote; and

      (b) on a poll every such person who is so present shall have one vote in respect of each US$1,000 (in the case of the Dollar Notes) or {pound-sterling}1,000 (in the case of the Sterling Notes) or e1,000 (in the case of the Euro Notes) in Principal Amount Outstanding of the Current Issuer Notes in respect of which he is a Proxy or Representative or in respect of which he is the holder.

      Without prejudice to the obligations of the proxies named in any Block Voting Instruction or Form of Proxy any person entitled to more than one vote need not use all his votes or cast all the votes to which he is entitled in the same way.

15.   PROXIES NEED NOT BE NOTEHOLDERS

      The Proxies named in any Block Voting Instruction or Form of Proxy and representatives need not be Noteholders.

16.   DEPOSIT OF VOTES

      Each Block Voting Instruction together (if so requested by the Note Trustee) with proof satisfactory to the Note Trustee of its due execution on behalf of the Registrar and each Form of Proxy shall be deposited by the Registrar at such place as the Note Trustee shall approve not less than 24 hours before the time appointed for holding the Meeting or adjourned Meeting at which the Proxies named in the Block Voting Instruction or Form of Proxy propose to vote and in default the Block Voting Instruction or Form of Proxy shall not be treated as valid unless the Chairman decides otherwise before such Meeting or adjourned Meeting proceeds to business. A notarially certified copy of each Block Voting Instruction and Form of Proxy shall be deposited with the Note Trustee before the commencement of the Meeting or adjourned Meeting but the Note Trustee shall not thereby be obliged to investigate or be concerned with the validity of or the authority of the Proxies named in any such Block Voting Instruction or Form of Proxy.

17.   VALIDITY OF VOTES BY PROXIES

      Any vote by a Proxy given in accordance with the terms of a Block Voting Instruction or Form of Proxy shall be valid notwithstanding the previous revocation or amendment of the Block Voting Instruction or the Form of Proxy or of any of the Noteholders' instructions pursuant to which it was executed provided that no intimation in writing of such revocation or amendment shall have been received from the Noteholder by the Registrar by the time being 24 hours before the time appointed for holding the Meeting or adjourned Meeting at which the Block Voting Instruction or Form of Proxy is to be used. Unless revoked, any appointment of a Proxy under a Block Voting Instruction or Form of Proxy in relation to a Meeting shall remain in force in relation to any resumption of such Meeting following an adjournment; provided, however, that no such appointment of a Proxy in relation to a Meeting originally convened which has been adjourned for want of a quorum shall remain in force in relation to such Meeting when it is resumed. Any person appointed to vote at such a Meeting must be re-appointed under a Block Voting Instruction or Form of Proxy to vote at the Meeting when it is resumed.

18.   RECORD DATE

      The Current Issuer may fix a record date for the purposes of any Meeting or any resumption thereof following its adjournment for want of a quorum provided that such record date is not more than 10 days prior to the time fixed for such Meeting or (as the case may be) its resumption. The person in whose name a Current Issuer Note is registered in the Register on the record date at close of business in the city in which the Registrar has its Specified Office shall be deemed to be the holder of such Current Issuer Note for the purposes of such Meeting and notwithstanding any subsequent transfer of such Current Issuer Note or entries in the Register; and provided that any Proxy appointed pursuant to a Form of Proxy shall so long as such appointment remains in force, be deemed for all purposes in connection with any Meeting or proposed Meeting specified in such appointment, to be the holder of the Current Issuer Note to which such appointment relates and the holder of the Current Issuer Note shall be deemed for the purposes not to be the holder.

19.   POWERS

      Subject always to the provisions of Clause 11 (Modification and Waiver) of the Current Issuer Trust Deed and the Current Issuer Conditions, a Meeting shall, in addition to the powers hereinbefore given, have the following powers exercisable only by Extraordinary Resolution (subject to the provisions relating to quorum contained in paragraphs 5 (Quorum) and 6 (Adjournment for want of Quorum) above) namely:

      (A) power to sanction any compromise or arrangement proposed to be made between the Current Issuer, the Note Trustee, any appointee of the Note Trustee and the Noteholders or any of them;

      (B) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Note Trustee, any appointee of the Note Trustee, the Noteholders or the Current Issuer against any other or others of them or against any other party to any of the Current Issuer Transaction Documents or against any of their property whether such rights shall arise under the Current Issuer Trust Deed, any other Current Issuer Transaction Document or otherwise;

      (C) power to assent to any modification of the provisions of the Current Issuer Conditions, the Current Issuer Trust Deed or any other Current Issuer Transaction Document which shall be proposed by the Current Issuer, the Note Trustee, or any Noteholder or any other person;

      (D) power to give any authority or sanction which under the provisions of the Current Issuer Conditions or the Current Issuer Trust Deed is required to be given by Extraordinary Resolution;



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

      (E) power to appoint any persons (whether Noteholders or not) as a committee or committees to represent the interests of the Noteholders and to confer upon such committee or committees any powers or discretions which the Noteholders could themselves exercise by Extraordinary Resolution;

      (F) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being of the Current Issuer Trust Deed;

      (G) power to discharge or exonerate the Note Trustee and/or any appointee of the Note Trustee from all liability in respect of any act or omission for which the Note Trustee and/or such appointee may have become responsible under the Current Issuer Trust Deed;

      (H)    power to remove any trustee;

      (I) power to authorise the Note Trustee and/or any appointee of the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to any Extraordinary Resolution;

      (J) power to sanction any scheme or proposal for the exchange or sale of the Current Issuer Notes for or the conversion of the Current Issuer Notes into or the cancellation of the Current Issuer Notes in consideration of shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes of the Current Issuer or any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debentures, debenture stock and/or other obligations and/or notes as aforesaid and partly for or into or in consideration of cash and for the appointment of some person with power on behalf of the Noteholders to execute an instrument of transfer of the Individual Note Certificates held by them in favour of the persons with or to whom the Current Issuer Notes are to be exchanged or sold respectively, provided, however, that:

      (i) no Extraordinary Resolution of the Senior Noteholders or the Mezzanine Noteholders or the Series 2 Class M Noteholders or the Junior Noteholders to sanction a Basic Terms Modification shall be effective for any purpose unless it shall have been sanctioned by an Extraordinary Resolution of (aa) (in the case of an Extraordinary Resolution of the Senior Noteholders) the Mezzanine Noteholders, the Series 2 Class M Noteholders and the Junior Noteholders or (bb) (in the case of an Extraordinary Resolution of the Mezzanine Noteholders) the Senior Noteholders (to the extent that any Senior Notes are then outstanding) and the Junior Noteholders, or (cc) (in the case of an Extraordinary Resolution of the Series 2 Class M Noteholders) the Senior Noteholders and the Mezzanine Noteholders (to the extent that any Senior Notes and/or Mezzanine Notes are then outstanding) and the Junior Noteholders or (dd) (in the case of an Extraordinary Resolution of the Junior Noteholders) the Senior Noteholders, the Series 2 Class M Noteholders and the Mezzanine Noteholders (to the extent that any Senior Notes, Series 2 Class M Notes and/or Mezzanine Notes are then outstanding).

      (ii) subject as provided above in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Mezzanine Noteholders shall be effective for any purpose while any Senior Notes remain outstanding unless either
             (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of any or all of the Senior Noteholders or (bb) it is sanctioned by an Extraordinary Resolution of the Senior Noteholders.

      (iii) subject as provided above in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Series 2 Class M Noteholders shall be effective for any purpose while any Senior Notes or Mezzanine Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of any or all of the Senior Noteholders or Mezzanine Noteholders (as the case may be) or (bb) it is sanctioned by an Extraordinary Resolution of the Senior Noteholders or Mezzanine Noteholders.

      (iv) subject as provided above in relation to an Extraordinary Resolution concerning a Basic Terms Modification, no Extraordinary Resolution of the Junior Noteholders shall be effective for any purpose while any Senior Notes, Mezzanine Notes or Series 2 Class M Notes remain outstanding unless either (aa) the Note Trustee is of the opinion that it will not be materially prejudicial to the interests of any or all of the Senior Noteholders, the Mezzanine Noteholders and/or the Series 2 Class M Noteholders (as the case may be) or (bb) it is sanctioned by an Extraordinary Resolution of the Senior Noteholders, the Mezzanine Noteholders and/or the Series 2 Class M Noteholders (as the case may be).

20.   EXTRAORDINARY RESOLUTION BINDS ALL NOTEHOLDERS

      Subject to the provisos to paragraph 19 (Powers), any Extraordinary Resolution passed at a Meeting duly convened and held in accordance with the Current Issuer Trust Deed shall be binding upon the Noteholders of all classes whether present or not present at such Meeting and whether or not voting and each of them shall be bound to give effect thereto accordingly and the passing of any such Extraordinary Resolution shall be conclusive evidence that the circumstances justify the passing thereof. Notice of the result of the voting on any Extraordinary Resolution duly considered by the Noteholders shall be given by the Current Issuer to the Noteholders in accordance with Condition 14 (Notice to Noteholders) within 14 days of such result being known provided that the non-publication of such notice shall not invalidate such result.

21.   SENIOR NOTES

      Notwithstanding the foregoing, the following additional provisions shall apply to Senior Notes:

      (i) a single Meeting of the holders of all classes of Senior Notes may be held whether or not there is a conflict of interest between the holders of such series of the Senior Notes;

      (ii) there shall be no provision for a Meeting of the holders of one class only of the Senior Notes; and

      (iii) as the Senior Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Senior Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

22.   MEZZANINE NOTES

      Notwithstanding the foregoing, the following additional provisions shall apply to Mezzanine Notes:

      (i) a single Meeting of the holders of all classes of Mezzanine Notes may be held whether or not there is a conflict of interest between the holders of such series of the Mezzanine Notes;

      (ii) there shall be no provision for a Meeting of the holders of one class only of the Mezzanine Notes; and

      (iii) as the Mezzanine Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Mezzanine Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

23.   SERIES 2 CLASS M NOTES

      Notwithstanding the foregoing, the Principal Amount Outstanding of any Series 2 Class M Note denominated in Euro shall be converted into Sterling at the relevant Euro Currency Swap Rate.

24.   JUNIOR NOTES

      Notwithstanding the foregoing, the following additional provisions shall apply to Junior Notes

      (i) a single Meeting of the holders of all classes of Junior Notes may be held whether or not there is a conflict of interest between the holders of such series of the Junior Notes;

      (ii) there shall be no provision for a Meeting of the holders of one class only of the Junior Notes; and

      (iii) as the Junior Notes are not all denominated in the same currency, the Principal Amount Outstanding of any Junior Note denominated in Dollars or Euro shall be converted into Sterling at the relevant Dollar Currency Swap Rate or Euro Currency Swap Rate, as the case may be.

25.   MINUTES

      Minutes of all resolutions and proceedings at every Meeting shall be made and entered in books to be from time to time provided for that purpose by the Current

      Issuer and any such minutes as aforesaid if purporting to be signed by the Chairman of the Meeting at which such resolutions were passed or proceedings transacted shall be conclusive evidence of the matters therein contained and until the contrary is proved every such Meeting in respect of the proceedings of which minutes have been made shall be deemed to have been duly held and convened and all resolutions passed or proceedings transacted thereat to have been duly passed or transacted.

26.   FURTHER REGULATIONS

      Subject to all other provisions of the Current Issuer Trust Deed, the Note Trustee may without the consent of the Current Issuer or the Noteholders:-

      (i) prescribe such further regulations regarding the requisitioning and/or the holding of Meetings of Noteholders and attendance and voting thereat as the Note Trustee may in its sole discretion think fit; and

      (ii) interpret the Current Issuer Conditions in the context of the more detailed provisions set out herein.

                               EXECUTION PAGE


The Current Issuer

EXECUTED BY                                                                     By
-----------------------------------------
GRANITE MORTGAGES 03-2 PLC                                                                Director
AS ITS DEED AS FOLLOWS:
Signed for and on its behalf by one of its                                      Name
-----------------------------------------
directors and by another of its
directors/its secretary
                                                                                By
-----------------------------------------
                                                                                         for and on behalf of LDC
                                                                                         Securitisation  Director No.1 Limited

                                                                                Name
-----------------------------------------

The Note Trustee

EXECUTED BY
THE BANK OF NEW YORK
AS FOLLOWS:                                                                     By
-----------------------------------------
Signed for and on its behalf by one of its duly                                           Duly Authorised Attorney/Signatory
authorised attorneys/signatories                                                          Name
------------------------------------